     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 1998


                                                               FILE NO. 33-83138
                                                                        811-8722

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-6

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 4

                             ---------------------

                         PROVIDENTMUTUAL VARIABLE LIFE
                                SEPARATE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                        PROVIDENTMUTUAL LIFE AND ANNUITY
                               COMPANY OF AMERICA
                              (NAME OF DEPOSITOR)

                             300 CONTINENTAL DRIVE
                                NEWARK, DE 19713
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 454-5260
                             ---------------------


            ADAM SCARAMELLA, ESQ.                                 COPY TO:
                   COUNSEL                                 STEPHEN E. ROTH, ESQ.
            PROVIDENT MUTUAL LIFE                   SUTHERLAND, ASBILL & BRENNAN, L.L.P.
              INSURANCE COMPANY                        1275 PENNSYLVANIA AVENUE, N.W.
             1050 WESTLAKES DRIVE                          WASHINGTON, D.C. 20004
               BERWYN, PA 19312                                (202) 383-0158
   (NAME AND ADDRESS OF AGENT FOR SERVICE)


                             ---------------------

     It is proposed that this filing will become effective (check appropriate box)

           [ ] immediately upon filing pursuant to paragraph (b)

           [X] on May 1, 1998 pursuant to paragraph (b)

           [ ] 60 days after filing pursuant to paragraph (a)
           [ ] on (date) pursuant to paragraph (a) of rule 485


                     Title of Securities Being Registered:


   Interests in Flexible Premium Adjustable Variable Life Insurance Policies




================================================================================

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2


         N-3B-2
          ITEM                               CAPTION IN PROSPECTUS
         ------                              ---------------------
1                         Cover Page
2                         Cover Page
3                         Not Applicable
4                         Distribution of Policies
5                         Providentmutual Variable Life Separate Account
6(a)                      Providentmutual Variable Life Separate Account
6(b)                      Not Applicable
9                         Legal Proceeding
10(a) and (b)             Not Applicable
10(c) and (d)             Death Benefit; Transfers; Loan Privileges; Surrender
                          Privilege; Partial Withdrawal of Net Cash Surrender Value;
                          Free-Look Privileges; Special Transfer and Conversion
                          Rights; Accelerated Death Benefit
10(e)                     Payment and Allocation of Premiums; Accelerated Death
                          Benefit
10(f), (g), and (h)       Voting Rights, Changes in Applicable Law, Funding and
                          Otherwise
10(i)                     Other Policy Provisions
11                        Providentmutual Life and Annuity Company of America:
                          Providentmutual Variable Life Separate Account; The Funds
12                        Providentmutual Variable Life Separate Accounts; The Funds
13(a), (b), and (c)       Payment and Allocation of Premiums; Charges and Deductions;
                          Accelerated Death Benefit
13(d), (e), (f), and (g)  Not Applicable
13(h)                     Charges Against the Separate Account
14                        Payment and Allocation of Premiums; Distribution of
                          Policies; Accelerated Death Benefit
15                        Payment and Allocation of Premiums
16                        Providentmutual Variable Life Separate Account; The Funds
17                        See items 10(c), (d), and (e)
18(a), (b), and (c)       Providentmutual Variable Life Separate Account; Death
                          Benefit; Policy Account Value
18(d)                     Not Applicable
19                        Policy Reports
20                        Not Applicable
21(a) and (b)             Loan Privileges; Accelerated Death Benefit
21(c)                     Not Applicable
22                        Not Applicable
23                        Officers and Directors of PLACA
24                        Not Applicable
25                        PLACA
26                        See Item 13(a), (b) and (c)
27                        Providentmutual Life and Annuity Company of America

         N-3B-2
          ITEM                               CAPTION IN PROSPECTUS
         ------                              ---------------------
28                        Officers and Directors of PLACA
29                        Providentmutual Life and Annuity Company of America
30                        Not Applicable
31                        Not Applicable
32                        Not Applicable
33(a)                     Not Applicable
33(b)                     Distribution of Policies
34                        Not Applicable
35                        Providentmutual Life and Annuity Company of America; State
                          Regulation; Accelerated Death Benefit
36                        Not Applicable
37                        Not Applicable
38                        Distribution of Policies
39                        Distribution of Policies
40(a)                     Distribution of Policies
40(b)                     The Funds
41                        Distribution of Policies
42                        Not Applicable
43                        Not Applicable
44(a)                     Death Benefit; Policy Account Value; Accelerated Death
                          Benefit
44(b) and (c)             Not Applicable
45                        Not Applicable
46(a)                     Death Benefit; Policy Account Value; Accelerated Death
                          Benefit
46(b)                     Not Applicable
47                        Not Applicable
48                        Not Applicable
49                        Not Applicable
50                        Providentmutual Variable Life Separate Account
51                        Not Applicable
52(a), (b), and (c)       Voting Rights, Changes in Applicable Law, Funding and
                          Otherwise
52(d)                     Not Applicable
53(a)                     Federal Income Tax Considerations
53(b)                     Not Applicable
54                        Not Applicable
55                        Not Applicable

                       PROSPECTUS
                       FOR
                       FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE
                       LIFE INSURANCE
                       ISSUED BY
                       PROVIDENTMUTUAL LIFE AND ANNUITY
                       COMPANY OF AMERICA


                                                                                                    LOGO
                               OPTIONSVL                                              PROVIDENTMUTUAL LIFE AND ANNUITY
                               FORM 5.98                                                     COMPANY OF AMERICA
                                    16071

LOGO
                                                                      PROSPECTUS
--------------------------------------------------------------------------------
           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
           HOME OFFICE: 300 CONTINENTAL DRIVE, NEWARK, DELAWARE 19173
    ADMINISTRATIVE OFFICE: 1050 WESTLAKES DRIVE, BERWYN, PENNSYLVANIA 19312
                           TELEPHONE: (302) 452-4000
--------------------------------------------------------------------------------

    This Prospectus describes a flexible premium adjustable variable life insurance policy (the "Policy") offered by Providentmutual Life and Annuity Company of America ("PLACA"). The Policy has an insurance component and an investment component. The primary intended purpose of the Policy is to provide insurance coverage until the Insured's Attained Age 100. It is designed to provide considerable flexibility in connection with premium payments, investment options, and death benefits. It does so by giving the Policyowner (the "Owner") the right to vary the frequency and amount of premium payments (after the initial premium), to allocate Net Premiums among investment alternatives with different investment objectives and to increase or decrease the Death Benefit payable under the Policy.


    After certain deductions are made, Net Premiums are allocated to one or more Subaccounts of the Providentmutual Variable Life Separate Account, or the Guaranteed Account (which is part of PLACA's General Account and pays interest at declared rates guaranteed to equal or exceed 4%) or both. The Providentmutual Variable Life Separate Account has twenty-eight Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, a "Portfolio") that is part of one of the following funds: The Market Street Fund, Inc.; The Alger American Fund; Neuberger & Berman Advisers Management Trust; American Century Variable Portfolio, Inc.; Variable Insurance Products Fund; Variable Insurance Products Fund II; and Van Eck Worldwide Insurance Trust (the "Funds"). The portion of the Policy Account Value in the Subaccounts will vary with the investment experience of the corresponding portfolios. The Owner bears the entire investment risk for all amounts allocated to the Subaccounts; there is no guaranteed minimum account value for the Subaccounts.



    The accompanying Prospectuses for the Funds describe the investment objectives and the attendant risks of the Portfolios. The Policy Account Value will reflect the Monthly Deductions and certain other fees and charges such as the Mortality and Expense Risk Charge. Also, a surrender charge may be imposed if, during the first 10 Policy Years or within 10 years after a Face Amount increase, the Policy lapses or if the Owner effects a decrease in Face Amount. Generally, during the first three Policy Years, the Policy will remain in force as long as the Minimum Guarantee Premium is paid or the Net Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy. After the third Policy Year, whether the Policy remains in force depends upon whether the Net Cash Surrender Value is sufficient to pay the monthly charges under the Policy.


    It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional protection if the purchaser already owns an adjustable variable life insurance policy.
                            ------------------------

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE FUNDS.
                            ------------------------

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


                          Prospectus dated May 1, 1998

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Definitions.................................................     1
Summary Description of the Policy...........................     4
     The Policy Offered.....................................     4
     Availability of Policy.................................     4
     The Death Benefit......................................     5
     Flexibility to Adjust Amount of Death Benefit..........     5
     Policy Account Value...................................     5
     Allocation of Net Premiums.............................     6
     Transfers..............................................     6
     Free-Look Privilege....................................     6
     Charges Assessed in Connection with the Policy.........     6
          Premium Expense Charge............................     6
          Monthly Deductions................................     7
          Surrender Charge and Additional Surrender
          Charge............................................     7
          Face Amount Increase Charge.......................     7
          Transfer Charge...................................     8
          Partial Withdrawal Charge.........................     8
          Daily Charges Against the Subaccounts.............     8
     Table of Fund Fees and Expenses........................     8
     Policy Lapse and Reinstatement.........................    10
     Loan Privilege.........................................    10
     Partial Withdrawal of Net Cash Surrender Value.........    11
     Surrender of the Policy................................    11
     Accelerated Death Benefit..............................    11
     Tax Treatment..........................................    11
     Unisex Policies........................................    12
     Illustrations of Death Benefits, Policy Account Value
      and Net Cash Surrender Value..........................    12
The Company, Variable Account and Funds.....................    12
     Providentmutual Life and Annuity Company of America....    12
     The Providentmutual Variable Life Separate Account.....    13
     The Funds..............................................    13
          The Market Street Fund, Inc. .....................    14
          The Alger American Fund...........................    16
          Variable Insurance Product Fund and Variable
          Insurance Products Fund II........................    17
          Neuberger & Berman Advisers Management Trust......    20
          Van Eck Worldwide Insurance Trust.................    20
     Termination of Participation Agreements................    22
     Resolving Material Conflicts...........................    23
     The Guaranteed Account.................................    23
Detailed Description of Policy Provisions...................    23
     Death Benefit..........................................    23
          General...........................................    23
          Death Benefit Options.............................    23
               Option A.....................................    24
               Option B.....................................    24
          Which Death Benefit Option to Choose..............    24
          Change in Death Benefit Option....................    25
          How the Death Benefit May Vary....................    25
     Ability to Adjust Face Amount..........................    25
          Increase..........................................    26
          Decrease..........................................    26
     Insurance Protection...................................    26

                                                              PAGE
                                                              ----
     How the Duration of the Policy May Vary................    27
     Policy Account Value...................................    27
          Calculation of Policy Account Value...............    27
          Determination of Number of Units for the
          Subaccounts.......................................    28
          Determination of Unit Value.......................    28
          Net Investment Factor.............................    28
     Payment and Allocation of Premiums.....................    28
          Issuance of a Policy..............................    28
          Amount and Timing of Premiums.....................    29
          Premium Limitations...............................    29
          Allocation of Net Premiums........................    29
          Transfers.........................................    30
          Policy Lapse......................................    30
          Reinstatement.....................................    30
Charges and Deductions......................................    31
     Premium Expense Charge.................................    31
          Premium Tax Charge................................    31
          Percent of Premium Sales Charge...................    31
          Federal Tax Charge................................    31
     Surrender Charges......................................    31
          Deferred Administrative Charge....................    32
          Deferred Sales Charge.............................    32
          Additional Surrender Charge.......................    32
          Surrender Charge Upon Decrease in Face Amount.....    33
          Allocation of Surrender Charges...................    33
     Monthly Deductions.....................................    33
          Cost of Insurance.................................    33
               Cost of Insurance Rate.......................    33
               Premium Class................................    34
          Monthly Administrative Charges....................    34
          Additional Benefit Charges........................    34
     Face Amount Increase Charge............................    34
     Partial Withdrawal Charge..............................    34
     Transfer Charge........................................    34
     Charges Against the Separate Accounts..................    35
          Mortality and Expense Risk Charge.................    35
     Other Charges..........................................    35
Contract Rights.............................................    35
     Loan Privileges........................................    35
          General...........................................    35
          Interest Rate Charged.............................    35
          Allocation of Loans and Collateral................    35
          Interest Credited to Loan Account.................    35
          Effect of Policy Loan.............................    36
          Loan Repayments...................................    36
          Tax Considerations................................    36
     Surrender Privilege....................................    36
     Partial Withdrawal of Net Cash Surrender Value.........    36
     Accelerated Death Benefit..............................    38
          Tax Consequences of the ADBR......................    38
          Amount of the Accelerated Death Benefit...........    38
          Conditions for Receipt of the Accelerated Death
          Benefit...........................................    39
          Operation of the ADBR.............................    39
          Effect on Existing Policy.........................    39

                                                              PAGE
                                                              ----
     Free-Look Privileges...................................    39
          Free-Look for Policy..............................    39
          Free-Look for Increase in Face Amount.............    40
     Special Transfer and Conversion Rights.................    40
          Transfer Right for Policy.........................    40
          Conversion Privilege for Increase in Face
          Amount............................................    40
          Transfer Right for Change in Investment Policy of
          a Subaccount......................................    40
          Telephone Transfers...............................    40
          Automatic Asset Rebalancing.......................    40
The Guaranteed Account......................................    41
     Minimum Guaranteed and Current Interest Rates..........    41
          Calculation of Guaranteed Account Value...........    41
     Transfers from Guaranteed Account......................    42
Other Policy Provisions.....................................    42
     Amount Payable on Final Policy Date....................    42
     Payment of Policy Benefits.............................    42
     The Contract...........................................    43
     Ownership..............................................    43
     Beneficiary............................................    43
     Change of Owner and Beneficiary........................    43
     Split Dollar Arrangements..............................    43
     Assignments............................................    43
     Misstatement of Age and Sex............................    43
     Suicide................................................    44
     Incontestability.......................................    44
     Settlement Options.....................................    44
     Proceeds at Interest Option............................    44
     Installments of a Specified Amount Option..............    44
     Life Income Option.....................................    44
     Joint and Survivor Life Income.........................    44
Supplementary Benefits......................................    44
          Disability Waiver Benefit.........................    44
          Disability Waiver of Premium Benefit..............    44
          Change of Insured.................................    45
          Children's Term Rider.............................    45
          Convertible Term Life Insurance...................    45
          Final Policy Date Extension.......................    45
          Dollar Cost Averaging.............................    46
Federal Income Tax Considerations...........................    46
     Introduction...........................................    46
     Tax Status of the Policy...............................    46
     Tax Treatment of Policy Benefits.......................    48
          In General........................................    48
          Modified Endowment Contracts......................    48
          Distributions from Policies Classified as Modified
          Endowment Contracts...............................    48
          Distributions from Policies Not Classified as
          Modified Endowment Contracts......................    49
          Policy Loan Interest..............................    49
          Investment in the Policy..........................    49
          Multiple Policies.................................    49
     Possible Tax Law Changes...............................    49
     Special Rules for Pension and Profit-Sharing Plans.....    50
     Possible Charge for PLACA's Taxes......................    50
Policies Issued in Conjunction with Employee Benefit
  Plans.....................................................    50
Legal Developments Regarding Unisex Actuarial Tables........    51

                                                              PAGE
                                                              ----
Voting Rights...............................................    51
Changes in Applicable Law, Funding and Otherwise............    52
Officers and Directors of PLACA.............................    52
Distribution of Policies....................................    53
Policy Reports..............................................    54
Preparing for Year 2000.....................................    54
State Regulation............................................    54
Legal Proceedings...........................................    55
Experts.....................................................    55
Legal Matters...............................................    55
Appendix A--Illustration of Death Benefits, Policy Account
  Values and Net Cash
  Surrender Values..........................................   A-1
Appendix B--Long Term Market Trends.........................   B-1
Financial Statements........................................   F-1


THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IF GIVEN, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED ON.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                                  DEFINITIONS

ADDITIONAL SURRENDER
CHARGE.....................   The separately determined deferred sales charge
                              deducted from the Policy Account Value upon surrender or lapse of the Policy within 10 years of the effective date of an increase in Face
                              Amount. A pro-rata Additional Surrender Charge will be deducted for a reduction in Face Amount within 10 years of the effective date of a Face
                              Amount increase. The Maximum Additional Surrender
                              Charge will be shown in the Policy Schedule Pages reflecting the Face Amount increase.

ATTAINED AGE...............   The Issue Age of the Insured plus the number of
                              full Policy Years since the Policy Date.

BENEFICIARY................   The person(s) or entity(ies) designated to receive
                              all or some of the Insurance Proceeds when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with PLACA. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.

CASH SURRENDER VALUE.......   The Policy Account Value minus any applicable
                              Surrender Charge or Additional Surrender Charge.

DEATH BENEFIT..............   Under Option A, the greater of the Face Amount or
                              a percentage of the Policy Account Value on the date of death; under Option B, the greater of the Face Amount plus the Policy Account Value on the date of death, or a percentage of the Policy
                              Account Value on the date of death. The Death
                              Benefit Option is selected at time of application but may be later changed.

DURATION...................   The number of full years the insurance has been in
                              force -- for the Initial Face Amount, measured from the Policy Date; for any increase in Face
                              Amount, measured from the effective date of such increase.

FACE AMOUNT................   The Initial Face Amount plus any increases in Face
                              Amount and minus any decreases in Face Amount.

FINAL POLICY DATE..........   The Policy Anniversary nearest Insured's Attained
                              Age 100 at which time the Policy Account Value, if any, (less any outstanding Policy loan and accrued interest) will be paid to the Owner if the Insured is living. The Policy will end on the Final Policy
                              Date.

GRACE PERIOD...............   The 61-day period allowed for payment of a premium
                              following the date PLACA mails notice of the amount required to keep the Policy in force.

INITIAL FACE AMOUNT........   The Face Amount of the Policy on the Issue Date.
                              The Face Amount may be increased or decreased after issue.

INSURANCE PROCEEDS.........   The net amount to be paid to the Beneficiary when
                              the Insured dies.

INSURED....................   The person upon whose life the Policy is issued.

ISSUE AGE..................   The age of the Insured at his or her birthday
                              nearest the Policy Date. The Issue Age is stated in the Policy.

LOAN ACCOUNT...............   The account to which the collateral for the amount
                              of any Policy loan is transferred from the Subaccounts and/or the Guaranteed Account.

MINIMUM ANNUAL PREMIUM.....   The annual amount which is used to determine the
                              Minimum Guarantee Premium. This amount is stated in each Policy.

MINIMUM FACE AMOUNT........   The Minimum Face Amount is $50,000 for all Premium
                              Classes except preferred. For the preferred
                              Premium Class, the Minimum Face Amount is
                              $100,000.

MINIMUM GUARANTEE
PREMIUM....................   The Minimum Annual Premium multiplied by the
                              number of months since the Policy Date (including the current month) divided by 12.

MINIMUM INITIAL PREMIUM....   Equal to the Minimum Annual Premium multiplied by
                              the following factor for the specified premium mode at issue: Annual -- 1.0; Semi-annual -- 0.5;
                              Quarterly -- 0.25; Monthly -- 0.167.

MONTHLY DEDUCTIONS.........   The amount deducted from the Policy Account Value
                              on each Policy Processing Day. It includes the Monthly Administrative Charge, the Monthly Cost of
                              Insurance Charge, and the monthly cost of any benefits provided by riders.

NET AMOUNT AT RISK.........   The amount by which the Death Benefit exceeds the
                              Policy Account Value.

NET CASH SURRENDER VALUE...   The Policy Account Value minus any applicable
                              contingent surrender charges, minus any
                              outstanding Policy loans and accrued interest.

NET PREMIUMS...............   The remainder of a premium after the deduction of
                              the Premium Expense Charge.

OWNER......................   The person(s) or entity(ies) entitled to exercise
                              the rights granted in the Policy.

PLANNED PERIODIC PREMIUM...   The premium amount which the Owner plans to pay at
                              the frequency selected. The Owner is entitled to receive a reminder notice and change the amount of the Planned Periodic Premium. The Owner is not required to pay the designated amount.

POLICY ACCOUNT VALUE.......   The sum of the Policy's values in the Subaccounts,
                              the Guaranteed Account, and the Loan Account.

POLICY ANNIVERSARY.........   The same day and month as the Policy Date in each
                              later year.

POLICY DATE................   The date set forth in the Policy that is used to
                              determine Policy Years and Policy Processing Days.
                              The Policy Date is generally the same as the Issue
                              Date but may be another date mutually agreed upon by PLACA and the proposed Insured.

POLICY ISSUE DATE..........   The date on which the Policy is issued. It is used
                              to measure suicide and contestable periods.

POLICY PROCESSING DAY......   The day in each calendar month which is the same
                              day of the month as the Policy Date. The first
                              Policy Processing Day is the Policy Date.

POLICY YEAR................   A year that starts on the Policy Date or on a
                              Policy Anniversary.

PREMIUM CLASS..............   The classification of the Insured for cost of
                              insurance purposes. The classes are: standard;
                              nonsmoker; with extra rating, nonsmoker with extra rating, and preferred.

PREMIUM EXPENSE CHARGE.....   The amount deducted from a premium payment which
                              consists of the Premium Tax Charge, the Percent of Premium Sales Charge and the Federal Tax Charge.

SUBACCOUNT.................   A division of the Providentmutual Variable Life
                              Separate Account. The assets of each Subaccount are invested exclusively in a corresponding mutual fund Portfolio that is part of one of the Funds.

SURRENDER CHARGE...........   The amount deducted from the Policy Account Value
                              upon lapse or surrender of the Policy during the first 10 Policy Years. A pro-rata Surrender Charge will be deducted upon a decrease in the Initial
                              Face Amount during the first 10 Policy Years. The
                              Maximum Surrender Charge is shown in the Policy.
                              The Surrender Charge is determined separately from the Additional Surrender Charge.

VALUATION DAY..............   Each day that the New York Stock Exchange is open
                              for business and any other day on which there is a sufficient degree of trading with respect to a Subaccount's portfolio of securities to materially affect the value of that Subaccount.

VALUATION PERIOD...........   The time between two successive Valuation Days.
                              Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation
                              Days immediately preceding it.

                       SUMMARY DESCRIPTION OF THE POLICY

     The following summary of the Policy provisions should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

THE POLICY OFFERED

     The Flexible Premium Adjustable Variable Life Insurance Policy (the "Policy") offered by this Prospectus is issued by Providentmutual Life and Annuity Company of America ("PLACA"). The Policy allows the Owner, subject to certain limitations, to make premium payments in any amount and at any frequency. As long as the Policy remains in force, it will provide for:

     (1) Life insurance coverage on the named Insured up to the Insured's Attained Age 100;

     (2) A Cash Surrender Value;

     (3) Surrender and withdrawal rights and Policy loan privileges; and

     (4) A variety of additional insurance benefits.

     The Policy described in this Prospectus is designed to provide insurance coverage to help lessen the economic loss resulting from the death of the Insured. It is not primarily offered as an investment. A potential Owner should evaluate the need for insurance and long term investment potential before purchasing a Policy.

     The Policy is called "flexible premium" because there is no fixed schedule for premium payments, even though the Owner may establish a schedule of Planned Periodic Premiums. The Policy is described as "adjustable" because the Owner may, within limits, increase or decrease the Face Amount and may change the Death Benefit Option. The Policy is called "variable" because, unlike a fixed benefit whole life insurance policy, the Death Benefit under the Policy may, and its Account Value will, vary to reflect the investment performance of the chosen Subaccounts, and the crediting of interest to the Guaranteed Account, as well as other factors.

     The failure to pay Planned Periodic Premiums will not itself cause the Policy to lapse. Conversely, the payment of premiums in any amount or frequency will not necessarily guarantee that the Policy will remain in force. In general, the Policy will lapse if the Net Cash Surrender Value is insufficient to pay the Monthly Deduction for cost of insurance and administrative charges. During the first three Policy Years the Policy will not lapse if the Minimum Guarantee Premium has been paid, even if the Net Cash Surrender Value is insufficient.

     After deduction of the Premium Expense Charge, Net Premiums are allocated to one or more of the Subaccounts and/or the Guaranteed Account as selected by the Owner. The Guaranteed Account is part of PLACA's General Account.


     Providentmutual Variable Life Separate Account consists of twenty-eight Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, a "Portfolio") that is part of one of the following funds: The Market Street Fund, Inc.; The Alger American Fund; Neuberger & Berman Advisers Management Trust; American Century Variable Portfolios, Inc.; Van Eck Worldwide Insurance Trust; Variable Insurance Products Fund; and Variable Insurance Products Fund II (the "Funds", each, a "Fund"). There is no assurance that the investment objectives of a particular Portfolio will be met. The Owner bears the entire investment risk of amounts allocated to the Subaccounts.


     Before purchasing a Policy, a prospective Owner should ask his or her PLACA representative whether changing, or adding to, current insurance coverage would be advantageous. Generally, it is not advisable to purchase another policy as a replacement for existing coverage.

AVAILABILITY OF POLICY

     This Policy can be issued for Insureds from Issue Ages 1 to 80. The Minimum Face Amount is generally $50,000 ($100,000 if the Premium Class is preferred). Before issuing a Policy, PLACA will require that the proposed Insured meet certain underwriting standards satisfactory to PLACA. The Premium Classes available are Standard, Nonsmoker, with extra rating, Nonsmoker with extra rating, and preferred. (See "Issuance of a Policy," Page 28.)

THE DEATH BENEFIT

     As long as the Policy remains in force, PLACA will pay the Insurance Proceeds to the Beneficiary upon receipt of due proof of the death of the Insured. The Insurance Proceeds will consist of the Policy's Death Benefit, plus any relevant additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions.

     There are two Death Benefit Options available. Death Benefit Option A provides for the greater of (a) the Face Amount and (b) the applicable percentage of the Policy Account Value. Death Benefit Option B provides for the greater of (a) the Face Amount plus the Policy Account Value and (b) the applicable percentage of the Policy Account Value. (See "Death Benefit Options," Page 23.)

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT


     After the first Policy Year, the Owner has significant flexibility to adjust the Death Benefit by changing the Death Benefit Option or by increasing or decreasing the Face Amount of the Policy. (See "Change in Death Benefit Option," Page 25, and "Ability to Adjust Face Amount," Page 25.) The minimum amount of a requested increase in Face Amount is $25,000 (or such lesser amount required in a particular state) and any requested increase may require evidence of insurability. Any decrease in Face Amount must be for at least $25,000 (or such lesser amount required in a particular state) and cannot result in a Face Amount less than the Minimum Face Amount available. PLACA reserves the right to establish different Minimum Face Amounts for Policies issued in the future.


     Any change in Death Benefit Options or in the Face Amount may affect the charges under the Policy. Any increase in the Face Amount will result in an increase in the Monthly Deductions and any increase in Face Amount will also increase the surrender charges which are imposed upon lapse or surrender of the Policy or the pro-rata surrender charges imposed upon a decrease in Face Amount within the relevant ten-year period. For any decrease in Face Amount, that part of the surrender charges attributable to the decrease will reduce the Policy Account Value, and the surrender charges will be reduced by this amount. A decrease in Face Amount may also affect cost of insurance charges. (See "Cost of Insurance," Page 33.)

     To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, PLACA will not effect the decrease.

POLICY ACCOUNT VALUE

     The Policy Account Value is the total amount of value held under the Policy at any time. It equals the sum of the amounts held in the Subaccounts, the Guaranteed Account and the Loan Account. (See "Calculation of Policy Account Value," Page 27.)

     The Policy Account Value in the Subaccounts will reflect the investment performance of the chosen Subaccounts, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited and any charges assessed in connection with the Policy. The Owner bears the entire investment risk for amounts allocated to the Subaccounts. There is no guaranteed minimum for the portion of the Policy Account Value in the Subaccounts.


     The Guaranteed Account earns interest at rates PLACA declares in advance for specific periods. The rates are guaranteed to equal or exceed 4%. The principal, after deductions, is also guaranteed. The value of the Guaranteed Account will reflect any amounts allocated or transferred to it plus interest credited to it, less amounts deducted, transferred or withdrawn from it. (See "The Guaranteed Account," Page 41.)

     The Loan Account will reflect any amounts transferred from the Subaccounts and/or Guaranteed Account as collateral for Policy loans plus interest of at least 4% credited to such amount. (See "Loan Privileges," Page 35.)


     The Policy Account Value is relevant to the computation of the Death Benefit and cost of insurance charges.

ALLOCATION OF NET PREMIUMS

     Except as described below, Net Premiums will generally be allocated to the Subaccounts and the Guaranteed Account in accordance with the allocation percentages which are in effect for such premium when received by PLACA's Administrative Office. These percentages will be those specified in the application or as subsequently changed by the Owner or as specified for a particular premium payment.

     Where state law requires a return of gross premiums paid when a Policy is returned under the Free-Look provision (see "Free-Look for Policy," Page 39) any portion of the Initial Net Premium and any Net Premiums received before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date PLACA receives the Minimum Initial Premium, which are to be allocated to the Subaccounts will be allocated to the Money Market Subaccount. At the end of the 15-day period, the amount in the Money Market Subaccount (including investment experience) will be allocated to each of the chosen Subaccounts based on the proportion that the allocation percentage for such Subaccount bears to the sum of the Subaccount premium allocation percentages. (See "Allocation of Net Premiums," Page 29.)

TRANSFERS


     The Owner may make transfers of the amounts in the Subaccounts and Guaranteed Account between and among such accounts. Transfers between and among the Subaccounts or into the Guaranteed Account will be made on the date we receive the request. PLACA requires a minimum amount for each such transfer, usually $1,000. Transfers out of the Guaranteed Account may only be made within 30 days of a Policy Anniversary and are limited in amount. If the Owner makes more than four transfers in a Policy Year, a Transfer Charge of $25 will be deducted from the amount being transferred. (See "Transfers," Page 30.)


FREE-LOOK PRIVILEGE

     The Policy provides for an initial Free-Look period. The Owner may cancel the Policy before the latest of: (a) 45 days after Part I of the Application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after PLACA mails or personally delivers a Notice of Withdrawal Right to the Owner. Upon returning the Policy to PLACA or to an agent of PLACA within such time with a written request for cancellation, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date PLACA receives the returned Policy; plus (ii) the amount deducted for premium taxes; plus (iii) any Monthly Deductions charged against the Policy Account Value; plus
(iv) an amount reflecting other charges directly or indirectly deducted under the Policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premium paid on the Policy and will not reflect the investment experience of the Subaccounts. (See "Free-Look Privileges," Page 39.)

     A Free-Look privilege also applies after a requested increase in Face Amount. (See "Free-Look For Increase in Face Amount," Page 39.)

CHARGES ASSESSED IN CONNECTION WITH THE POLICY

     Premium Expense Charge. A Premium Charge will be deducted from each premium payment. This charge consists of:

     (i) Premium Tax Charge for state and local premium taxes based on the rate for the Insured's residence at the time the premium is paid. PLACA reserves the right to change the amount of the charge deducted from future premiums if the Insured's residence changes or the applicable law is changed;

     (ii) Percent of Premium Sales Charge which is equal to 2% of the amount of the premium payment. (See "Premium Expense Charge," Page 30.) PLACA currently intends to stop deducting this charge once the aggregate amount collected equals or exceeds a specified amount.


     (iii) Federal Tax Charge equal to 1.25% of the amount of the premium payment. PLACA reserves the right to change the amount of this charge if the applicable Federal Tax law changes PLACA's tax burden. (See "Premium Expense Charge," Page 31.)



     Monthly Deductions. On the Policy Date and on each Policy Processing Date thereafter, the Policy Account Value will be reduced by a Monthly Deduction equal to the sum of the monthly Cost of Insurance Charge, Monthly Administrative Charge and a charge for additional benefits added by rider. The monthly Cost of Insurance Charge will be determined by multiplying the Net Amount at Risk (that is the Death Benefit less Policy Account Value) by the applicable cost of insurance rate(s), which will depend upon the Attained Age, Sex, Premium Class of the Insured and Duration and on PLACA's expectations as to future mortality and expense experience, but which will not exceed the guaranteed maximum cost of insurance rates set forth in the Policy based on the Insured's Attained Age, Sex, Premium Class, and the "1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table." (See "Cost of Insurance," Page 33.) The Monthly Administrative Charge is currently $7.50; the maximum permissible Monthly Administrative Charge is $12. (See "Monthly Administrative Charge," Page 34.)



     Surrender Charge and Additional Surrender Charge. A Surrender Charge is imposed if the Policy is surrendered or lapses at any time before the end of the tenth Policy Year. The Surrender Charge consists of a Deferred Administrative Charge and a Deferred Sales Charge. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the tenth Policy Year. (See "Surrender Charges," Page 31.) An Additional Surrender Charge which is a Deferred Sales Charge, will be imposed if the Policy is surrendered or lapses at any time within ten years after the effective date of an increase in Face Amount. (See "Additional Surrender Charge," Page 32.) A portion of an Additional Surrender Charge will be deducted if the related increment of Face Amount is decreased within ten years after such increase took effect. (See "Surrender Charge Upon Decrease in Face Amount," Page 33.)


     The Deferred Administrative Charge is equal to an amount per $1,000 of Face Amount (shown below) in Policy Years 1 to 6 declining by 20% each year in Policy Years 7 to 10 until it is zero in Policy Year 11.

           CHARGE PER $1,000
ISSUE AGE   OF FACE AMOUNT
---------  -----------------
   1-5            $2
   15              3
   25              4
  35-80            5

     For Issue Ages not shown the charge will increase by a ratable portion for each full year.

     The Deferred Sales Charge is equal to 28% of the premiums received during the first Policy Year (or, for the Additional Surrender Charge, the first twelve policy months after an increase) up to one target premium (which is an amount, based on the age, Sex and Premium Class of the Insured, used solely for the purpose of calculating the Surrender Charge) plus 7% of all other premiums received to the date of surrender, lapse or decrease. The Deferred Sales Charge and any Deferred Additional Sales Charges, however, will not exceed the Maximum Deferred Sales Charge and Maximum Deferred Additional Sales Charges, respectively. During Policy Years one through six (or for six years following the effective date of an increase in Face Amount), this maximum equals 60% of the target premium for the Initial Face Amount (or 60% of the target premium for the increase, as the case may be). The maximum declines to 48% of the relevant target premiums during the seventh year, 36% during the eighth year, 24% during the ninth year and 12% during the tenth year.

     Face Amount Increase Charge. A charge, currently $100 plus $1.00 per $1,000 Face Amount increase, will be deducted from the Policy Account Value on the effective date of an increase in Face Amount to compensate PLACA for administrative expenses in connection with the increase. This charge may be increased in the future but in no event will it exceed $100 plus $3.00 per $1,000 Face Amount increase. (See "Face Amount Increase Charge," Page 34.)


     Transfer Charge. After the fourth transfer between accounts in a Policy Year, a $25 charge for each additional transfer will be deducted from the amount transferred to compensate PLACA for administrative costs in handling such transfers. (See "Transfer Charge," Page 34.)

     Partial Withdrawal Charge. A charge equal to $25 will be deducted by PLACA from the Policy Account Value to compensate it for its costs. (See "Partial Withdrawal Charge," Page 34.)


     Daily Charges Against the Subaccounts. A daily charge for PLACA's assumption of certain mortality and expense risks incurred in connection with the Policy will be imposed at an annual rate which is currently 0.65% of the average daily net assets of the Separate Account. This charge may be increased in the future but in no event will it exceed an annual rate of 0.90%. (See "Charges Against the Separate Accounts," Page 35.)



     Shares of the Portfolios are purchased by the Subaccounts at net asset value which reflects management fees and expenses deducted from the assets of the Portfolios.



                        TABLE OF FUND FEES AND EXPENSES



                                                    MONEY                             AGGRESSIVE
                                     GROWTH        MARKET       BOND       MANAGED      GROWTH     INTERNATIONAL
                                   PORTFOLIO      PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO      PORTFOLIO
                                 --------------   ---------   ---------   ---------   ----------   -------------
MARKET STREET FUND ANNUAL
EXPENSES   (AS A PERCENTAGE OF
AVERAGE NET ASSETS)
Management Fees (Investment
  Advisory Fees )..............       0.32%         0.25%       0.35%       0.41%        0.45%         0.75%
Other Expenses.................       0.11%         0.14%       0.22%       0.17%        0.18%         0.27%
                                      ----          ----        ----        ----         ----          ----
Total Fund Annual Expenses.....       0.43%         0.39%       0.57%       0.58%        0.63%         1.02%



                                 ALL-PRO LARGE     ALL-PRO     ALL-PRO     ALL-PRO
                                      CAP         LARGE CAP   SMALL CAP   SMALL CAP
                                     GROWTH         VALUE      GROWTH       VALUE
                                   PORTFOLIO      PORTFOLIO   PORTFOLIO   PORTFOLIO
                                 --------------   ---------   ---------   ---------
MARKET STREET FUND ANNUAL
EXPENSES (AS A PERCENTAGE OF
  AVERAGE NET ASSETS)
Management Fees (Investment
  Advisory Fees)...............       0.70%         0.70%       0.90%       0.90%
Other Expenses.................       0.40%         0.40%       0.40%       0.40%
                                      ----          ----        ----        ----         ----          ----
Total Fund Annual Expenses.....       1.10%         1.10%       1.30%       1.30%



                                     SMALL
                                 CAPITALIZATION
                                   PORTFOLIO
                                 --------------
ALGER AMERICAN FUND ANNUAL
EXPENSES(2)   (AS A PERCENTAGE
OF AVERAGE NET ASSETS)
Management Fees (Investment
  Advisory Fees)...............       0.85%
Other Expenses.................       0.04%
                                      ----          ----        ----        ----         ----          ----
Total Fund Annual Expenses.....       0.89%

                                      HIGH         EQUITY
                                     INCOME        INCOME      GROWTH     OVERSEAS
                                   PORTFOLIO      PORTFOLIO   PORTFOLIO   PORTFOLIO
                                 --------------   ---------   ---------   ---------
VARIABLE INSURANCE PRODUCTS
FUND ("VIP FUND") ANNUAL
EXPENSES(2)   (AS A PERCENTAGE
OF AVERAGE NET ASSETS)
Management Fees (Investment
  Advisory Fees)...............       0.59%         0.49%       0.60%       0.74%
Other Expenses (after
  reimbursement)(1)............       0.12%         0.08%       0.07%       0.16%
                                      ----          ----        ----        ----         ----          ----
Total Fund Annual Expenses
  (after reimbursement)(1).....       0.71%         0.57%       0.67%       0.90%



                                                              INVESTMENT
                                     ASSET          INDEX       GRADE
                                    MANAGER          500         BOND      CONTRAFUND
                                   PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
                                 --------------   ---------   ----------   ----------
VARIABLE INSURANCE PRODUCTS
FUND II ("VIP II FUND") ANNUAL
EXPENSES(2)   (AS A PERCENTAGE
OF AVERAGE NET ASSETS)
Management Fees (Investment
  Advisory Fees)...............       0.55%         0.28%        0.44%        0.59%
Other Expenses (after
  reimbursement)(1)............       0.09%         0.00%        0.14%        0.09%
                                      ----          ----         ----         ----         ----          ----
Total Fund Annual Expenses
  (after reimbursement)(1).....       0.64%         0.28%        0.58%        0.68%



                                    LIMITED
                                    MATURITY
                                      BOND        PARTNERS
                                   PORTFOLIO      PORTFOLIO
                                 --------------   ---------
NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST ANNUAL
EXPENSES(2)   (AS A PERCENTAGE
OF AVERAGE NET ASSETS)
Management Fees (Investment
  Advisory Fees)...............       0.65%         0.80%
Other Expenses.................       0.12%         0.06%
                                      ----          ----        ----        ----         ----          ----
Total Fund Annual Expenses.....       0.77%         0.86%

                                                  WORLDWIDE   WORLDWIDE   WORLDWIDE
                                   WORLDWIDE        HARD      EMERGING      REAL
                                      BOND         ASSETS      MARKETS     ESTATE
                                   PORTFOLIO      PORTFOLIO   PORTFOLIO   PORTFOLIO
                                 --------------   ---------   ---------   ---------
VAN ECK WORLDWIDE INSURANCE
TRUST ANNUAL EXPENSES(2)   (AS
A PERCENTAGE OF AVERAGE NET
ASSETS)
Management Fees (Investment
  Advisory Fees)...............       1.00%         1.00%       1.00%       1.00%
Other Expenses (after
  reimbursement)(1)............       0.12%         0.17%       0.00%       0.17%
                                      ----          ----        ----        ----         ----          ----
Total Fund Annual Expenses
  (after reimbursement)(1).....       1.12%         1.17%       1.00%       1.17%


---------------

(1) For certain portfolios, certain expenses were reimbursed during 1997. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year. Absent the expense reimbursement, the 1997 Other Expenses and Total Annual Expenses would have been 0.09%, 0.58%, respectively, for the VIP Fund Equity Income Portfolio, 0.09%, 0.69%, respectively, for the VIP Fund Growth Portfolio, 0.17%, 0.91%, respectively, for the VIP II Fund Overseas Portfolio, 0.10%, 0.65%, respectively, for the VIP II Fund Asset Manager Portfolio, 0.13%, 0.40%, respectively, for the VIP II Fund Index 500 Portfolio, 0.11%, 0.71%, respectively, for the VIP II Fund Contrafund Portfolio, and 0.18%, 1.18%, respectively, for the Van Eck Worldwide Hard Assets Portfolio. Similar expense reimbursement and fee waiver arrangements were also in place for the other Portfolios and it is anticipated that such arrangements will continue past the current year. However, no expenses were reimbursed or fees waived during 1997 for these Portfolios because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative.



(2) The fee and expense information regarding the Funds was provided by those Funds. The Alger American Fund, the VIP Fund, the VIP II Fund, the Neuberger & Berman ATM Fund, and the Van Eck WIT Fund are not affiliated with PLACA.


POLICY LAPSE AND REINSTATEMENT

     During the first three Policy Years, the Policy will lapse if the Minimum Guarantee Premium has not been paid and if the Net Cash Surrender Value is insufficient to cover the Monthly Deductions and a 61-day Grace Period expires without a sufficient premium payment. After the third Policy Year the Policy will lapse if the Net Cash Surrender Value is insufficient and the Grace Period lapses without a sufficient premium payment. The failure to pay a Planned Periodic Premium will not itself cause a Policy to lapse. (See "Policy Lapse," Page 30.)

     Subject to certain conditions, including evidence of insurability satisfactory to PLACA and the payment of a sufficient premium, a Policy may be reinstated at any time within three years (or such longer period as may be required in a particular state) after the expiration of the Grace Period and before the Final Policy Date. (See "Reinstatement," Pages 30.)

LOAN PRIVILEGE

     The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum as may be required in a particular state) but not exceeding, in the aggregate, the Net Cash Surrender Value.

     Policy loans will bear interest at a fixed rate of 6% per year, payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance. Policy loans may be repaid at any time and in any amount prior to the Final Policy Date.

     Policy loans are allocated to the Subaccounts and the Guaranteed Account based on the proportion that each account's value bears to the total unloaned Policy Account Value. Based on this allocation, the collateral for the loan is deducted from each account and transferred to the Loan Account. This amount in the Loan Account will earn interest at an effective annual rate PLACA will determine prior to each calendar year. This rate will not be less than 4%. (See "Loan Privileges," Page 35.)



     Depending upon the investment performance of the Subaccounts and the amounts borrowed, loans may cause a Policy to lapse. Lapse of the Policy with outstanding loans may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 48.)


PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE

     After the first Policy Year, the Owner may, subject to certain restrictions, request a partial withdrawal of Net Cash Surrender Value. The minimum amount for such withdrawal is $1,500. An expense charge of $25 will be deducted from the Policy Account Value for each withdrawal. The withdrawal amount and expense charge will be allocated to the Subaccounts and the Guaranteed Account based on the proportion that the value in each account bears to the total unloaned Policy Account Value. If Death Benefit Option A is in effect, PLACA will reduce the Face Amount by the amount of the withdrawal. (See "Partial Withdrawal of Net Cash Surrender Value," Page 36.)

SURRENDER OF THE POLICY

     The Owner may at any time fully surrender the Policy and receive the Net Cash Surrender Value, if any. The Net Cash Surrender Value will equal the Policy Account Value less any Policy loan and any applicable surrender charges. (See "Surrender Privilege," Page 36.)

ACCELERATED DEATH BENEFIT


     Under the Accelerated Death Benefit Rider, an Owner may receive, at his or her request and upon approval by PLACA, accelerated payment of part of the Policy's Death Benefit if the Insured develops a Terminal Illness or is permanently confined to a Nursing Care Facility (see "Accelerated Death Benefit," Page 38.)


TAX TREATMENT

     PLACA believes (based upon Notice 88-128 and the proposed Regulations under Section 7702, issued on July 5, 1991) that a Policy issued on a standard premium class basis generally should meet the Section 7702 definition of a life insurance contract. With respect to a Policy issued on an extra rating (i.e., substandard) basis, there is insufficient guidance to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract, particularly if the Owner pays the full amount of premiums permitted under such a Policy. An Owner of a Policy issued on an extra rating basis may, however, adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the Section 7702 definition of a life insurance contract. Any Owner contemplating the adoption of such limitations should do so only after consulting a tax adviser.


     Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policyowner should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds. (See "Tax Status of the Policy," Page 46.)



     Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion on the circumstances under which a Policy will be treated as a Modified Endowment Contract, See "Tax Treatment of Policy Benefits," Page 48.)


     If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a Modified

Endowment Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts," Page 49.)


UNISEX POLICIES


     Policies issued in states which require "unisex" policies (currently Montana) provide for policy values which do not vary by the sex of the Insured. (See "Cost of Insurance," Page 33.) In addition, Policies issued in conjunction with employee benefit plans provide for policy values which do not vary by the sex of the Insured. (See "Policies Issued in Conjunction with Employee Benefit Plans," Page 50.) Thus, references in this Prospectus to sex-distinct and any values that vary by the sex of the Insured are not applicable to Policies issued in states which require "unisex" policies or to Policies issued in conjunction with employee benefit plans. Illustrations of the effect of these unisex rates on premiums, cash surrender values, and Death Benefits are available from PLACA on request.


ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUE AND NET CASH SURRENDER
VALUE

     Illustrations of how investment performance of the Subaccounts may cause Death Benefits, the Policy Account Value and the Net Cash Surrender Value to vary are included in Appendix A commencing on page A-1. Illustrations in this Prospectus or used in connection with the purchase of the Policy are based on hypothetical investment rates of return. These rates are not guaranteed. They are illustrative only and should not be deemed a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different than those illustrated.

                    THE COMPANY, VARIABLE ACCOUNT AND FUNDS

PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA


     The Contracts are issued by PLACA which is a stock life insurance company originally incorporated under the name of Washington Square Life Insurance Company in the Commonwealth of Pennsylvania in 1958. The name of the Company was changed from Washington Square to PLACA in 1991 and the Company was redomiciled as a Delaware insurance company in December, 1992. PLACA is currently licensed to transact life insurance business in 48 states and the District of Columbia. As of December 31, 1997, PLACA had total assets of approximately $1.2 billion.



     PLACA is a wholly-owned subsidiary of Provident Mutual Life Insurance Company ("PMLIC"). PMLIC was chartered by the Commonwealth of Pennsylvania in 1865 and at the end of 1997 had total assets of approximately $7.9 billion. On December 31, 1997, Providentmutual and PMLIC entered into a Support Agreement whereby PMLIC agrees to ensure that Providentmutual's total adjusted capital will remain at the level of 200% of the company action level for risk-based capital ("RBC") at the end of each calendar quarter during the term of the agreement, agreeing to contribute to Providentmutual an amount of capital sufficient to attain such level of total adjusted capital. RBC requirements are used to monitor sufficient capitalization of insurance companies based upon the types and mixtures of risk inherent in such companies' operations.



     Further, PMLIC agrees to cause Providentmutual to maintain cash or cash equivalents from time to time as may be necessary during the term of the agreement in an amount sufficient for the payment of benefits and other contractual claims pursuant to policies and other contracts issued by Providentmutual. This agreement will remain in effect provided Providentmutual is, and remains, a subsidiary of PMLIC. Prior to any material modification or termination of the agreement, a determination must be made that such modification of termination will not have an adverse impact on the policyholders of Providentmutual. Such determination shall be based on the ability of Providentmutual at the time of such determination to maintain its own financial stability according to the standards contained in the agreement.


     Other than this Support Agreement, PMLIC is under no obligation to invest money in PLACA nor is it in any way a guarantor of PLACA's contractual obligations or obligations under the Contract.

     PLACA is subject to regulation by the Insurance Department of the State of Delaware as well as by the insurance departments of all other states and jurisdictions in which it does business. PLACA submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The forms for the Contract described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold.


     PLACA is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


THE PROVIDENTMUTUAL VARIABLE LIFE SEPARATE ACCOUNT

     The Providentmutual Variable Life Separate Account (the "Variable Account") is a separate investment account of PLACA, established by the Board of Directors of PLACA, under Delaware law to support the operation of the Policy and to support other variable life insurance policies. PLACA has caused the Variable Account to be registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

     The assets of the Variable Account are owned by PLACA. However, these assets are held separate from other assets and are not part of PLACA's General Account. The portion of the assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business PLACA conducts. PLACA may transfer to its General Account any assets of the Variable Account that exceed the reserves and the Contract liabilities of the Variable Account (which will always be at least equal to the aggregate Contract value allocated to the Variable Account under the Contracts).

     The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses of PLACA. PLACA may accumulate in the Variable Account the charge for mortality and expense risks, mortality gains and losses and investment results applicable to those assets that are in excess of the net assets supporting the Contracts. An Owner will share only in the income, gains and losses of the particular Subaccounts to which his or her Net Premium payments have been allocated or to which portions of the Policy Account Value have been transferred.


     The Variable Account currently has twenty-five Subaccounts: Growth, Money Market, Bond, Managed, Aggressive Growth, International, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Alger American Small Capitalization, Fidelity Asset Manager, Fidelity Contrafund, Fidelity Equity Income, Fidelity Growth, Fidelity High Income, Fidelity Index 500, Fidelity Investment Grade Bond, Fidelity Overseas, Neuberger & Berman Balanced, Neuberger & Berman Growth, Neuberger & Berman Limited Maturity Bond, Neuberger & Berman Partners American Century Growth, Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets, Van Eck Worldwide Emerging Markets, and VanEck Worldwide Real Estate Investment Trust. The assets of each Subaccount are invested exclusively in shares of a corresponding Portfolio of a designated Fund.


THE FUNDS


     The Variable Account currently invests for new business in portfolios of six series-type mutual funds: Market Street Fund, Inc.; The Alger American Fund; Neuberger & Berman Advisers Management Trust; Van Eck Investment Trust; Variable Insurance Products Fund; and Variable Insurance Products Fund II (collectively, the "Funds"). Each of the Funds are registered with the SEC under the 1940 Act as an open-end diversified investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds.


     The assets of each Fund portfolio are separate from other portfolios of that Fund and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the investment performance of one portfolio has no effect on the investment performance of any other portfolio. Some of the Funds may, in the future, create additional portfolios. The investment experience of each of the Subaccounts of the Variable Account depends on the investment performance of its corresponding portfolio.

     Each of the Funds sells its shares to the Variable Account in accordance with the terms of a participation agreement between the Fund and PLACA. The termination provisions of those agreements vary (see "Termination of Participation Agreements," Page 22). Should an agreement between PLACA and a Fund terminate, the Variable Account will not be able to purchase additional shares of that Fund. In that event, Owners will no longer be able to allocate Account Values or premium payments to Subaccounts investing in portfolios of that Fund.


     Additionally, in certain circumstances, it is possible that a Fund or a portfolio of a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement between the Fund and PLACA has not been terminated. Should a Fund or a portfolio of a Fund decide not to sell its shares to PLACA, PLACA will not be able to honor requests of Owners to allocate their Account Values or premium payments to Subaccounts investing in shares of that Fund or portfolio.

     Certain Subaccounts invest in portfolios that have similar investment objectives and/or policies; therefore before choosing Subaccounts, carefully read the individual prospectuses for the Funds along with this prospectus.

THE MARKET STREET FUND, INC.


     The Variable Account has ten Subaccounts that invest exclusively in shares of The Market Street Fund, Inc., a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. The Fund currently issues eleven "series" or classes of shares, each of which represents an interest in a separate Portfolio within the Fund. Shares of the Growth, Money Market, Bond, Managed, Aggressive Growth, International, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, and All Pro Small Cap Value Portfolios currently are purchased and redeemed by the corresponding Subaccount. The Fund sells and redeems its shares at net asset value without a sales charge.



     The Fund presently serves as an investment medium for other variable life and variable annuity contracts issued both by PLACA and Provident Mutual Life Insurance Company ("PMLIC") which wholly-owns PLACA. At some later date, the Fund may serve as an investment medium for other variable life policies and variable annuity contracts issued by PLACA and may be made available as an investment medium for variable contracts issued by other insurance companies, including affiliated and unaffiliated companies of PLACA. PLACA currently does not foresee any disadvantages to Owners arising out of the fact that the Fund will offer its shares to fund products other than PLACA's policies. However, the Fund's Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts.


     The investment objectives of the Fund's portfolios are set forth below. The investment experience of each of the Subaccounts depends on the investment performance of the corresponding portfolio. There is no assurance that any portfolio will achieve its stated objective.

     The Growth Portfolio. This portfolio seeks intermediate and long-term growth of capital by investing in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long-term. Current income is a secondary consideration.

     The Money Market Portfolio. The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments.

     The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

     The Managed Portfolio. The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

     The Aggressive Growth Portfolio. The Aggressive Growth Portfolio seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies.

     The International Portfolio. The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-United States companies.

     All Pro Large Cap Growth Portfolio. The All Pro Large Cap Growth Portfolio seeks to achieve long-term capital appreciation. The Portfolio pursues its objective by investing primarily in common stock and other equity securities of companies among the 750 largest by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings.



     All Pro Small Cap Growth Portfolio. The All Pro Small Cap Growth Portfolio seeks to achieve long-term capital appreciation. The Portfolio pursues its objective by investing primarily in common stock and other equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings.



     All Pro Large Cap Value Portfolio. The All Pro Large Cap Value Portfolio seeks to provide long-term capital appreciation. The Portfolio attempts to achieve this objective by investing primarily in undervalued common stock and other equity securities of companies among the 750 largest by market capitalizations at the time of purchase that the Advisers believe offer above-average potential for growth in future earnings.



     All Pro Small Cap Value Portfolio. The All Pro Small Cap Value Portfolio seeks to provide long-term capital appreciation. The Portfolio pursues this objective by investing primarily in undervalued common stock and other equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the Advisers believe offer above-average potential for growth in future earnings.


     With respect to the Growth, Money Market, Bond, Managed and Aggressive Growth Portfolios, the Fund is advised by Sentinel Advisors Company (SAC), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. As compensation for its services, SAC receives monthly compensation as follows:

          Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the Growth Portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio, and 0.30% of the average daily net assets in excess of $40 million.

          Money Market Portfolio -- 0.25% of the average daily net assets of the portfolio.

          Bond Portfolio -- 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $100 million.

          Managed Portfolio -- 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of the average daily net assets in excess of $100 million.

          Aggressive Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $40 million.

     With respect to the International Portfolio, the Fund is advised by Providentmutual Investment Management Company ("PIMC") which receives monthly compensation at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of the average daily net assets in excess of $500 million. PIMC has employed The Boston Company Asset Management, Inc. ("Boston Company") to provide investment advisory services in connection with the portfolio. As compensation for the investment advisory services rendered, PIMC pays The Boston Company a monthly fee at an effective rate of 0.375% of the first $500 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $500 million.


     PIMC serves as investment adviser for the All Pro Portfolios. As compensation for its services, PIMC receives .70% of the daily net assets of the All Pro Large Cap Growth and All Pro Large Cap Value Portfolios, and .90% of the daily net assets of the All Pro Small Cap Growth and All Pro Small Cap Value Portfolios. PIMC uses a "manager of managers" approach for the All Pro Portfolios under which PIMC allocates each Portfolio's assets among one or more "specialist" investment sub-advisers.



     Additionally, PIMC has retained Wilshire Associates Incorporated ("Wilshire") to assist it in identifying potential sub-advisers and performing the quantitative analysis necessary to assess such sub-advisers' styles and performance. As compensation for these services, PIMC pays Wilshire from its investment advisory fees, .05% of the average daily net assets of the All Pro Portfolios.



     All Pro Large Cap Growth. As of the date of this prospectus, the assets of the All Pro Large Cap Growth Portfolio are managed in part by Cohen, Klingenstein & Marks, Inc. ("CKM"); in part by Geewax, Terker & Co. ("Geewax"); and in part by Oak Associates, Ltd. ("Oak"); pursuant to separate investment sub-advisory agreements. As compensation for their services PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: CKM -- .35%; Geewax -- .30%; Oak -- .35%.



     All Pro Small Cap Growth. As of the date of this prospectus, the assets of the All Pro Small Cap Growth Portfolio are managed in part by Standish, Ayer & Wood ("SAW"), and in part by Husic Capital Management ("Husic"), pursuant to separate investment sub-advisory agreements. As compensation for their services, PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: SAW -- .50%; Husic -- .50%.



     All Pro Large Cap Value. As of the date of this prospectus, the assets of the All Pro Large Cap Value Portfolio are managed in part by Equinox Capital Management, Inc. ("Equinox"); in part by Harris Associates, Inc. ("Harris"); and in part by Mellon Equity Associates ("Mellon"), pursuant to separate investment sub-advisory agreements. As compensation for their services PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: Equinox -- .30% of the first $50 million of assets and .25% of the remaining assets; Harris -- .65% of the first $50 million of assets, .60% of the next $50 million of assets and .55% of the remaining assets; Mellon -- .30%.



     All Pro Small Cap Value. As of the date of this prospectus, the assets of the All Pro Small Cap Value Portfolio are managed in part by 1838 Investment Advisors ("1838") and in part by Denver Investment Advisors ("DIA"), pursuant to separate investment sub-advisory agreements. As compensation for their services, PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: 1838 -- .55%; DIA -- .75% of the first $25 million of assets and .65% on the remaining assets.


     In addition to the fee for the investment advisory services, the Fund pays its own expenses generally, including brokerage costs, administrative costs, custodial costs, and legal, accounting and printing costs. However, PMLIC has entered into an agreement with the Fund whereby it will reimburse the Fund for all ordinary operating expenses, excluding advisory fees in excess of an annual rate of 0.40% of the average daily net assets of each portfolio except the International Portfolio, and 0.75% for the International Portfolio. It is anticipated that this agreement will continue; if it is terminated, Fund expenses may increase.

     A more extensive description of the Fund, its investment objectives and policies, its risks, expenses, and all other aspects of its operations is contained in the Prospectus for the Fund, which accompanies this Prospectus and should be read together with this Prospectus.

THE ALGER AMERICAN FUND


     The Variable Account has one Subaccount that invests exclusively in shares of a Portfolio of The Alger American Fund ("Alger American"). Alger American is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of Alger American.


     The Alger American Small Capitalization Subaccount of the Variable Account invests in shares of the Alger American Small Capitalization Portfolio of Alger American. (Alger American has other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of the Alger American Small Capitalization Portfolio are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of Alger American Small Capitalization Portfolio from Alger American in accordance with a participation agreement between Alger American and PLACA. The termination provisions of this participation agreement is described below.

     Alger American Small Capitalization Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.

     The investment adviser for the Alger American Small Capitalization Portfolio is Fred Alger Management, Inc. ("Alger Management"), which is registered with the SEC as an Investment Adviser under the Investment Advisors Act of 1940. As compensation for its services, Alger Management receives a fee at the end of each month at an annual rate of .85% of the average net assets of the Alger American Small Capitalization Portfolio.

     A more extensive description of Alger American and the Alger American Small Capitalization Portfolio, including the Portfolio's investment objectives and policies, risks, expenses and other aspects of its operations are contained in the Prospectus for Alger American which accompanies this Prospectus.

VARIABLE INSURANCE PRODUCT FUND AND VARIABLE INSURANCE PRODUCTS FUND II


     Variable Account has eight Subaccounts that invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") or of the Variable Insurance Products Fund II (the "VIP II Fund"). The VIP Fund and the VIP II Fund are each "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the Fund.



     The Fidelity Equity-Income Subaccount, Fidelity Growth Subaccount, Fidelity High Income Subaccount and Fidelity Overseas Subaccount of the Variable Account invest in shares of the VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio and VIP Overseas Portfolio, respectively, of the VIP Fund. The Fidelity Asset Manager Subaccount, Contrafund Subaccount, Fidelity Index 500 Subaccount and Fidelity Investment Grade Bond Subaccount of the Variable Account invest in shares of the VIP II Asset Manager Portfolio, VIP II Contrafund Portfolio, VIP II Index 500 Portfolio and VIP II Investment Grade Bond Portfolio, respectively, of the VIP II Fund. (The VIP Fund and VIP II Fund have other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of these Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from the VIP Fund and the VIP II Fund in accordance with a participation agreement between each Fund and PLACA. The termination provisions of these participation agreements are described below.



     The investment objectives of the Portfolios of the VIP Fund and the VIP II Fund in which the Subaccounts will invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.


  VIP Fund


     VIP Equity-Income Portfolio. This Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the VIP Equity-Income Portfolio considers the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Price Index.



     VIP Growth Portfolio. This Portfolio seeks to achieve capital appreciation. The VIP Growth Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.



     VIP High Income Portfolio. This Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital.



     VIP Overseas Portfolio. This Portfolio seeks long term growth of capital primarily through investments in foreign securities. The VIP Overseas Portfolio provides a means for diversification by participating in companies and economies outside of the United States.

  VIP II Fund



     VIP II Asset Manager Portfolio. This Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.



     VIP II Contrafund Portfolio. This Portfolio seeks capital appreciation by investing in securities of companies where value is not fully recognized by the public.



     VIP II Index 500 Portfolio. This Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of a broad range of common stocks publicly traded in the United States. In seeking this objective, the VIP II Index 500 Portfolio attempts to duplicate the composition and total return of the Standard and Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.



     VIP II Investment Grade Bond Portfolio. This Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. The Portfolio will maintain a dollar-weighted average portfolio maturity of ten years or less.



     The VIP Equity-Income, VIP Growth, VIP High Income, and VIP Overseas Portfolios of the VIP Fund and the VIP II Asset Manager, VIP II Contrafund, VIP II Index 500 and VIP II Investment Grade Bond Portfolios of the VIP II Fund are managed by Fidelity Management & Research Company ("FMR"). For managing its investments and business affairs, each Portfolio pays FMR a monthly fee.



     For the VIP Equity-Income, VIP Growth, VIP Overseas VIP II Contrafund and VIP II Asset Manager Portfolios, the annual fee rate is the sum of two components:


     1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% and it drops (to as low as a marginal rate of 0.30% when average group assets exceed $174 billion) as total assets in all these funds rise.


     2. An individual fund fee rate of 0.20% for the VIP Equity-Income Portfolio, 0.30% for the VIP Contrafund, VIP Growth and VIP II Asset Manager Portfolios and 0.45% for the VIP Overseas Portfolio.


     One-twelfth of the combined annual fee rate is applied to each Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.


     The VIP II Index 500 Portfolio pays FMR a monthly management fee at the annual rate of 0.28% of the Portfolio's average net assets. One-twelfth of this annual fee rate is applied to the net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.



     For the VIP High Income and VIP II Investment Grade Bond Portfolios, the annual fee rate is the sum of two components:


     1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops (to as low as a marginal rate of 0.14%) as total assets in all these funds rise.


     2. An individual fund fee rate of 0.45% for the VIP High Income Portfolio and 0.30% for the VIP II Investment Grade Bond Portfolio.


          One twelfth of the combined annual fee rate is applied to the Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.


          On behalf of the VIP II Asset Manager Portfolio and the VIP II Contrafund Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management & Research (Far East) Inc. ("FMR Far East"), pursuant to which these entities provide research and investment recommendations with respect to companies based outside the United States. FMR (U.K.) primarily focuses on companies based in Europe while FMR Far East focuses primarily on companies based in Asia and the Pacific Basin. Under the sub-advisory agreements, FMR and not the Portfolios pay FMR (U.K.) and FMR Far East fees equal to 100% and 105%, respectively, of each sub-advisor's costs incurred in connection with its sub-advisory agreement.

          On behalf of the VIP Overseas Portfolio, FMR has entered into sub-advisory agreements with FMR (U.K.), FMR Far East, and Fidelity International Investment Advisors ("FIIA"). FIIA, in turn, has entered into a sub-advisory agreement with its wholly owned subsidiary Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory agreements, FMR may receive investment advice and research services with respect to companies based outside the U.S. and may grant them investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the Portfolio.


          Currently, FMR (U.K.), FMR Far East, FIIA and FIIAL U.K. each focus on investment opportunities in countries other than the U.S., including countries in Europe, Asia and the Pacific Basin.

          Under the sub-advisory agreements FMR pays the fees of FMR (U.K.), FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K.

          For providing investment advice and research services the sub-advisors are compensated as follows:

     - FMR pays FMR (U.K.) and FMR Far East fees equal to 110% and 105%, respectively, of FMR (U.K.)'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

     - FMR pays FIIA 30% of its monthly management fee with respect to the average market value of investments held by the Portfolio for which FIIA has provided FMR with investment advice.

     - FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.

          For providing investment management services, the sub-advisors are compensated according to the following formulas:

     - FMR pays FMR (U.K.), FMR Far East, and FIIA 50% of its monthly management fee with respect to the Portfolio's average net assets managed by the sub-advisor on a discretionary basis.

     - FIIA pays FIIAL U.K. 110% of FIIAL U.K.'s costs incurred in connection with providing investment management.

     Each Portfolio utilizes Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, to maintain the master accounts of the participating insurance companies. Under the transfer agent agreement with FIIOC, each Portfolio pays fees based on the type, size, and number of accounts in each Portfolio and the number of transactions made by shareholders of each Portfolio.

     Each Portfolio also has an agreement with Fidelity Service Co. ("Service"), an affiliate of FMR under which each Portfolio pays Service to calculate its daily share prices and to maintain the portfolio and general accounting records of each Portfolio and to administer each Portfolio's securities lending program. The fees for pricing and bookkeeping services are based on each Portfolio's average net assets but must fall within a range of $45,000 to $750,000. The fees for securities lending services are based on the number and duration of individual securities loans.


     FMR may, from time to time, agree to reimburse a Portfolio for management fees and other expenses above a specified percentage of average net assets. Reimbursement arrangements, which may be terminated at any time without notice, will increase a Portfolio's yield. If FMR discontinues a reimbursement arrangement, each Portfolio's expenses will go up and its yield will be reduced. FMR retains the right to be repaid by a Portfolio for expense reimbursements if expenses fall below the limit prior to the end of a fiscal year. Repayment by a Portfolio will lower its yield. FMR has voluntarily agreed to reimburse the management fees and all other expenses (excluding taxes, interest and extraordinary expenses) in excess of 1.50% of the average net assets of the VIP Equity-Income and VIP Growth Portfolios, 1.25% of the average net assets of the VIP II Asset Manager Portfolio and 0.28% of the average net assets of the VIP II Index 500 Portfolio.

     A more extensive description of the VIP Fund and the VIP II Fund, the investment of objectives and policies of the Portfolios, the risks, expenses and all other aspects of their operation is contained in the prospectuses for the VIP Fund and VIP II Fund which accompany this Prospectus. You should note that the VIP Fund and VIP II Fund have other investment portfolios that are not available with the variable life insurance policies issued by PLACA.


NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST


     The Variable Account has two Subaccounts that invest exclusively in shares of Portfolios of the Neuberger & Berman Advisers Management Trust ("AMT") for new business. AMT is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of AMT.



     The Neuberger & Berman Limited Maturity Bond Subaccount and Neuberger & Berman Partners Subaccount of the Variable Account invest in shares of the Limited Maturity Bond Portfolio and Partners Portfolio, respectively, of AMT. (AMT has other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of these Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from AMT in accordance with a participation agreement between AMT and PLACA. The termination provisions of this participation agreement is described below.


     Each Portfolio of AMT invests all of its net investable assets in its corresponding Series (each, a "Series") of Advisers Managers Trust ("Managers Trust"), an open-end management investment company. Each Series invests in securities in accordance with an investment objective, policies and limitations identical to those of its corresponding Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information regarding this structure, see the prospectus for AMT.


     In that the investment objective of each Portfolio matches that of its corresponding Series, the following describes the investment objective of each Series underlying the Portfolio of AMT in which the Subaccounts will invest. The investment objectives of the Portfolios of AMT in which the Subaccounts will invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of its corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.



     Limited Maturity Bond Portfolio. The Series corresponding to this Portfolio seeks the highest current income consistent with low risk to principal and liquidity and secondarily, total return, through investment in short to intermediate term debt securities, primarily investment grade.



     Partners Portfolio. The Series corresponding to this Portfolio seeks capital growth through investment in common stocks and other equity securities of medium to large capitalization established companies.



     The Investment Adviser for the Series of Managers Trust corresponding to the Limited Maturity Bond and Partners Portfolios of AMT is Neuberger & Berman Management Incorporated ("N&B Management"). As compensation for its services, N & B Management receives a monthly fee from AMT at the following percentages of daily net assets of the corresponding Portfolio: Limited Maturity Bond Portfolio -- 0.25% of first $500 million, 0.225% of next $500 million, 0.20% of next $500 million, 0.175% of next $500 million and 0.15% of over $2 billion; Partners Portfolio -- 0.55% of first $250 million, 0.525% of next $250 million, 0.50% of next $250 million, 0.475 of next $250 million, 0.45% of next $500 million, and 0.425% of over $1.5 billion.



     A more extensive description of AMT, the investment objectives of the available Portfolios, the risks, expenses and all other aspects of their operation is contained in the prospectuses for the Limited Maturity Bond and Partners Portfolios of AMT, which accompany this Prospectus.


VAN ECK WORLDWIDE INSURANCE TRUST


     The Variable Account has four Subaccounts that invest exclusively in shares of Portfolios of Van Eck Worldwide Insurance ("Van Eck Trust"). The Van Eck Trust is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of Van Eck Trust.


     The Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets, Van Eck Worldwide Emerging Markets and Van Eck Worldwide Real Estate Subaccounts of the Variable Account invest in shares of the Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets, Van Eck Worldwide Emerging Markets and Van Eck Worldwide Real Estate Portfolios, respectively, of the Van Eck Trust. Shares of the Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets, Van Eck Worldwide Emerging Markets and Van Eck Worldwide Real Estate Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from the Van Eck Trust in accordance with a participation agreement between the Van Eck Trust and PLACA. The termination provisions of this participation agreement are described below.


     The investment objectives of the Portfolios of Van Eck Trust are set forth below. The investment experience of each Subaccount depends upon the investment performance of its corresponding Portfolio. There is no assurance that these Portfolios will achieve their stated objectives.


     Van Eck Worldwide Hard Assets Portfolio seeks long-term capital appreciation by investing globally, primarily in "Hard Assets Securities". Hard Assets Securities include equity securities of Hard Asset Companies and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. Hard Asset Companies include companies that are directly or indirectly engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together, Hard Assets); (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons,
(iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities. Income is a secondary consideration


     Van Eck Worldwide Bond Portfolio seeks high total return through a flexible policy of investing globally, primarily in debt securities.

     Van Eck Worldwide Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.


     Van Eck Worldwide Real Estate Portfolio seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.



     The investment adviser for the Van Eck Worldwide Hard Assets, Van Eck Worldwide Bond and Van Eck Worldwide Real Estate Portfolios is Van Eck Associates Corporation ("Van Eck Associates"). The investment adviser for the Van Eck Worldwide Emerging Markets Portfolio is Van Eck Global Asset Management
(Asia) Limited, a wholly-owned investment adviser subsidiary of Van Eck Associates. As compensation for its services to the Worldwide Hard Assets and Worldwide Bond Portfolios, Van Eck Associates receives a monthly fee at an annual rate of 1.0% of the first $500 million of the average daily net assets of the Portfolios, 0.90% of the next $250 million of the daily net assets of the Portfolios, and 0.70% of the average daily net assets of the Portfolios in excess of $750 million. As compensation for its services to the Worldwide Emerging Markets and Van Eck Worldwide Real Estate Portfolios, Van Eck Associates or its affiliate receives a monthly fee at an annual rate of 1.00% of the Portfolio's average daily net assets.



     A more extensive description of Van Eck Trust, Van Eck Worldwide Hard Assets Portfolio, Van Eck Worldwide Bond Portfolio, Van Eck Worldwide Emerging Markets Portfolio and Van Eck Worldwide Real Estate Portfolio, including each Portfolio's investment objectives and policies, risks, expenses and other aspects of its operations are contained in the Prospectus for the Trust which accompanies this Prospectus.

TERMINATION OF PARTICIPATION AGREEMENTS

     The participation agreements pursuant to which the Funds sell their shares to Subaccounts of the Variable Account contain varying provisions regarding termination. The following summarizes those provisions:

          The Alger American Fund. The Agreement with The Alger American Fund provides for termination: 1) by either party on 60 days written notice to the other; 2) by Alger if the Policies cease to qualify as annuity contracts or life insurance policies under the Code or the Policies are not registered, issued or sold in accordance with applicable laws; 3) by any party in the event of a material irreconcilable conflict; 4) by PLACA in the event that formal proceedings are initiated against Alger or the distributor by the SEC or another regulator; 5) by PLACA in the event the Portfolio or trust fails to meet the diversification requirements; 6) by PLACA if shares are not reasonably available; 7) by PLACA if shares of the Portfolio are not registered, issued or sold in accordance with applicable laws or applicable law precludes the use of such shares; 8) by PLACA if Alger fails to qualify as a regulated investment company under Subchapter M of the Code; or 9) by Alger's principal underwriter if it determines that PLACA has suffered a material adverse change in its business, operation, financial condition or prospects.

          Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II. The Agreements provide for termination 1) upon six months' advance notice by either party, 2) at PLACA's option if shares of the Fund are not reasonably available to meet requirements of the policies,
     3) at PLACA's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws, if the Fund ceases to qualify as a regulated investment company under the Code or for a Portfolio of the Fund in the event such Portfolio fails to meet diversification requirements under the Code, 4) at the option of the Fund or its principal underwriter if it determines that PLACA has suffered material adverse changes in its business or financial condition or is subject to material adverse publicity, 5) at the option of PLACA if the Fund has suffered material adverse changes in its business or financial condition or is a subject of material adverse publicity, or 6) at the option of the Fund or its principal underwriter if PLACA decides to make another mutual fund available as a funding vehicle for its policies.


          Neuberger & Berman Advisers Management Trust. This Agreement may be terminated by either party on six months' written notice to the other.



          Van Eck Worldwide Insurance Trust. The agreement with Van Eck Trust provides for termination 1) by PLACA, Van Eck Trust or Van Eck Trust's Distributor upon six months prior written notice or in the event that formal proceedings are initiated against the other party by the SEC or another regulator, 2) by PLACA or Van Eck Trust in the event that shares of Van Eck Trust subject to the agreement are not registered, offered or sold in conformity with applicable law or such law precludes the use of Trust shares, 3) by PLACA upon reasonable notice if shares of one of the then available Portfolios of Van Eck Trust are not longer available or upon sixty days notice if PLACA should substitute shares of another fund or Fund for those of Van Eck Trust, 4) by PMLIC if a Portfolio fails to meet the diversification and other requirements of the Internal Revenue Code, or PMLIC reasonably believes it may fail to do so, 5) upon assignment of the agreement unless both parties agree to the assignment in writing.


     Should an agreement between PLACA and a Fund terminate, the subaccounts that invest in that Fund may not be able to purchase additional shares of such Fund. In that event, Owners will no longer be able to allocate cash values or net premiums to Subaccounts investing in Portfolios of such Fund.

     Additionally, in certain circumstances, it is possible that a Fund or a portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and PLACA has not been terminated. Should a Fund or portfolio of such Fund decide not to sell its shares to PLACA, PLACA will not be able to honor requests by Owners to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or portfolio.

     The Company has entered into agreements with the investment advisers of several of the Funds pursuant to which each such investment adviser will pay the Company a servicing fee based upon an annual percentage of the average aggregate net assets invested by the Company on behalf of the Variable Account. These agreements reflect administrative services provided to the Funds by the Company. Payments of such amounts by an adviser will not increase the fees paid by the Funds or their shareholders.

RESOLVING MATERIAL CONFLICTS


     The MS Fund, Alger American, VIP Fund, VIP Fund II, AMT, and Van Eck Trust are used as investment vehicles for variable life insurance policies and variable annuity contracts issued by PMLIC and PLACA, as well as registered separate accounts of other insurance companies offering variable life and annuity contracts. As a result, there is a possibility that a material conflict may arise between the interest of Owners whose policy values are allocated to the Variable Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.


     In addition, certain Funds may sell shares to certain retirement plans qualifying under Section 401 of the Code (including cash or deferred arrangements under Section 401(k) of the Code). As a result, there is a possibility that a material conflict may arise between the interests of Owners of policies generally, or certain classes of Owners, and such retirement plans or participants in such retirement plans.

     In the event of a material conflict, PLACA will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possible may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the Individual Fund Prospectuses for more information.

THE GUARANTEED ACCOUNT


     For information on the Guaranteed Account, see page 41.


                   DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT

     General. As long as the Policy remains in force, the Insurance Proceeds of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the named Beneficiary in accordance with the designated Death Benefit Option. The Insurance Proceeds will be determined as of the date of the Insured's death and will be equal to:

     1. the Death Benefit;

     2. plus any additional benefits due under a supplementary benefit rider attached to the Policy;

     3. less any loan and accrued loan interest on the Policy;

     4. less any overdue deductions if the death of the Insured occurs during the Grace Period.

     The Insurance Proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy. The amount payable under the designated Death Benefit Option will be increased by any additional benefits, and will be decreased by any outstanding Policy loan and accrued interest and by any unpaid Monthly Deductions.


     Death Benefit Options.  The Policy provides two Death Benefit Options:
Option A and Option B. The Owner designates the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," Page 24. Under either Option, the duration of the Death Benefit coverage depends upon the Policy's Net Cash Surrender Value. (See "How the Duration of the Policy May Vary," Page 27.)

     Option A. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy and (b) the Policy Account Value on the Valuation Date on or next following the Insured's date of death multiplied by the specified percentage shown in the table below:

ATTAINED AGE  PERCENTAGE   ATTAINED AGE   PERCENTAGE
------------  ----------   ------------   ----------
40 and under   250%             60         130%
     45        215%             65         120%
     50        185%             70         115%
     55        150%        75 through 90   105%
                           95 through 99   100%

For Attained Ages not shown, the percentages will decrease by a ratable portion for each full year.

     Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

     Under Option A, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Death Benefit must be equal to or be greater than 2.50 times the Policy Account Value, any time the Policy Account Value exceeds $80,000 the Death Benefit will exceed the Face Amount. Each additional dollar added to the Policy Account Value will increase the Death Benefit by $2.50. Thus, a 35 year old Insured with a Policy Account Value of $150,000 will have a Death Benefit of $375,000 (2.50 X $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 X $300,000); a Policy Account Value of $400,000 will yield a Death Benefit of $1,000,000 (2.50 X $400,000).

     Similarly, any time the Policy Account Value exceeds $80,000, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.

     Option B. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage shown in the table above. (The Policy Account Value in each case is determined on the Valuation Day on or next following the Insured's date of death.)

     Illustration of Option B -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no outstanding Policy loan.

     Under Option B, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000 plus the Policy Account Value. Thus, for example, a Policy with a $50,000 Policy Account Value will have a Death Benefit of $250,000 ($200,000 plus $50,000); and a Policy Account Value of $100,000 will yield a Death Benefit of $300,000. Since the specified percentage is 250%, the Death Benefit will be at least 2.50 times the Policy Account Value. As a result, if the Policy Account Value exceeds $133,333, the Death Benefit will be greater than the Face Amount plus the Policy Account Value. Each additional dollar added to the Policy Account Value above $133,333 will increase the Death Benefit by $2.50. An Insured with a Policy Account Value of $150,000 will therefore have a Death Benefit of $375,000 (2.50 X $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 X $300,000); and a Policy Account Value of $500,000 will yield a Death Benefit of $1,250,000 (2.50 X $500,000).
Similarly, any time the Policy Account Value exceeds $133,333, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Account Value, the Death Benefit will be the Face Amount plus the Policy Account Value.

     Which Death Benefit Option to Choose. If an Owner prefers to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Owner should choose Option B. If an Owner is satisfied with the amount of the Insured's existing insurance coverage and prefers to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, the Owner should choose Option A.

     Change in Death Benefit Option. After the first Policy Year, at any time while the Policy is in force, the Death Benefit Option in effect may be changed by sending PLACA a completed application for change. No charges will be imposed to make a change in the Death Benefit Option. The effective date of any such change will be the Policy Processing Day on or next following the date PLACA receives the completed application for change.

     If the Death Benefit Option is changed from Option A to Option B, on the effective date of the change, the Death Benefit will not change and the Face Amount will be decreased by the Policy Account Value on that date. However, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

     If the Death Benefit Option is changed from Option B to Option A, on the effective date of the change, the Death Benefit will not change and the Face Amount will be increased by the Policy Account Value on that date.

     A change in the Death Benefit Option may affect the Net Amount at Risk over time which, in turn, would affect the monthly Cost of Insurance Charge. Changing from Option A to Option B will generally result in a Net Amount at Risk that remains level. Such a change will result in a relative increase in the cost of insurance charges over time because the Net Amount at Risk will, unless the Death Benefit is based on the applicable percentage of Policy Account Value, remain level rather than decreasing as the Policy Account Value increases. Unless the Death Benefit is based on the applicable percentage of Policy Account Value, changing from Option B to Option A will, if the Policy Account Value increases, decrease the Net Amount at Risk over time, thereby reducing the cost of insurance charge.

     The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and Net Amount at Risk can be illustrated as follows. Assume that a contract under Option A has a Face Amount of $500,000 and a Policy Account Value of $100,000 and, therefore, a Death Benefit of $500,000 and a Net Amount at Risk of $400,000 ($500,000 - $100,000). If the Death Benefit Option is changed from Option A to Option B, the Face Amount will decrease from $500,000 to $400,000 and the Death Benefit and Net Amount at Risk would remain the same. Assume that a contract under Option B has a Face Amount of $500,000 and a Policy Account Value of $50,000 and, therefore, the Death Benefit is $550,000
($500,000 + $50,000) and a Net Amount at Risk of $500,00 ($550,000 - $50,000).
If the Death Benefit Option is changed from Option B to Option A, the Face Amount will increase to $550,000, and the Death Benefit and Net Amount at Risk would remain the same.

     If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, PLACA will not effect the change.

     A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 46.)

     How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Policy Account Value. The Death Benefit under Option A will vary with the Policy Account Value whenever the specified percentage of Policy Account Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Policy Account Value because the Death Benefit equals the greater of (a) the Face Amount plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage.

ABILITY TO ADJUST FACE AMOUNT


     Subject to certain limitations, an Owner may generally, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to PLACA. The effective date of the increase or decrease will be the Policy Processing Day on or next following PLACA's approval of the request. An increase or decrease in Face Amount may have tax consequences. (See "Tax Treatment of Policy

Benefits," Page 48.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.


     Increase. A request for an increase in Face Amount may not be for less than $25,000 (or such lesser amount required in a particular state). The Owner may not increase the Face Amount after the Insured's Attained Age 75 or if the Face Amount was increased during the prior 12-month period. To obtain the increase, the Owner must submit an application for the increase and provide evidence satisfactory to PLACA of the Insured's insurability.

     On the effective date of an increase, and taking the increase into account, the Net Cash Surrender Value must be equal to the Monthly Deductions then due and the expense charge for the increase in Face Amount. If the Net Cash Surrender Value is not sufficient, the increase will not take effect until the Owner makes a sufficient additional premium payment to increase the Net Cash Surrender Value.


     An increase in the Face Amount will generally affect the total Net Amount at Risk which will increase the monthly Cost of Insurance Charges. An increase in Face Amount will increase the amount of any Additional Surrender Charge. A Face Amount increase expense charge will also be deducted. (See "Face Amount Increase Charge," Page 34.) In addition, different cost of insurance rates may apply to the increase in insurance coverage. (See "Cost of Insurance," Page 33.)


     After increasing the Face Amount, the Owner will have the right: (i) during the Free-Look Period following the effective date of the increase, to have the increase cancelled and receive a credit or refund; and (ii) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance policy issued by PLACA. (See "Conversion Privilege for Increase in Face Amount," Page 40.)

     Decrease. The amount of a Face Amount decrease must be for at least $25,000 (or such lesser amount required in a particular state). The Face Amount after any decrease may not be less than the Minimum Face Amount. A decrease in Face Amount will not be permitted if the Face Amount was increased during the prior 12-month period. To the extent a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, PLACA will not effect the decrease.


     A decrease in the Face Amount generally will decrease the total Net Amount at Risk which will decrease an Owner's monthly insurance charges. A decrease in the Face Amount may result in the imposition of a surrender charge as of the Policy Processing Day on which the decrease becomes effective. (See "Surrender Charge Upon Decrease in Face Amount," Page 33.)


     Any surrender charge applicable to a decrease will be deducted from the Policy Account Value and the remaining surrender charge will be reduced by the amount deducted. The surrender charge will be deducted from the Subaccounts and the Guaranteed Account based on the proportion that the value in such account bears to the total unloaned Policy Account Value.

     For purposes of determining the cost of insurance charge and surrender charges, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases, successively; and (c) the Initial Face Amount.

INSURANCE PROTECTION

     An Owner may increase or decrease the insurance protection provided by the Policy (i.e, the Net Amount at Risk) in one of several ways, as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, by making a partial withdrawal of Net Cash Surrender Value. The consequences of each are summarized below.

     A decrease in Face Amount will, subject to applicable percentage limitations, decrease the insurance protection. It will not reduce the Policy Account Value, except for the deduction of any surrender charge applicable to the decrease. The Monthly Deductions will generally be correspondingly lower following the decrease.

     An increase in Face Amount will generally increase the amount of insurance protection, depending on the Policy Account Value and applicable percentage. If the insurance protection is increased, Monthly Deductions will increase as well.

     Under Death Benefit Option A, until the applicable percentage of Policy Account Value exceeds the Face Amount, then (i) if the Owner increases the premium payments from the current level, the amount of insurance protection will generally be reduced, and (ii) if the Owner reduced the premium payments from the current level, the amount of insurance protection will generally be increased.

     Under Death Benefit Option B, until the applicable percentage of Policy Account Value exceeds the Face Amount plus the Policy Account Value, the level of premium payments will not affect the amount of insurance protection. (However, both the Policy Account Value and Death Benefit will be increased if premium payments are increased and reduced if premium payments are reduced.) Under either Death Benefit Option, if the Death Benefit is the applicable percentage of Policy Account Value, then (i) if the Owner increases premium payments from the current level, the amount of insurance protection will increase and (ii) if the Owner reduces the premium payments from the current level, the amount of insurance protection will be lower.

     A partial withdrawal of Net Cash Surrender Value will reduce the Death Benefit. It will not reduce the amount of insurance protection unless the Death Benefit is based on the applicable percentage of Policy Account Value. This is because if the Death Benefit is based on the applicable percentage, the decrease in the Death Benefit will be greater than the amount of a withdrawal. Since the primary use of a partial withdrawal is to withdraw cash which reduced the Policy Account Value, the Net Cash Surrender Value is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Policy Lapse," Page 30.)

HOW THE DURATION OF THE POLICY MAY VARY

     The Policy will remain in force as long as the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Net Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by the Owner, the Policy will lapse and terminate without value. Notwithstanding the foregoing, during the first three Policy Years the Policy will not lapse if the Minimum Guarantee Premium has been paid. The Owner has certain rights to reinstate the Policy. (See "Reinstatement," Page 30.)

POLICY ACCOUNT VALUE

     The Policy Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Subaccounts, the Guaranteed Account and the Loan Account. The Policy Account Value minus any applicable Surrender Charge or Additional Surrender Charge is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Policy Account Value in any of the Subaccounts and, because the Policy Account Value on any future date depends upon a number of variables, it cannot be predetermined.

     The Policy Account Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts, the crediting of interest in excess of 4% (the guaranteed minimum) for the Guaranteed Account and the Loan Account, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid, and any charges assessed in connection with the Policy.

     Calculation of Policy Account Value. The Policy Account Value is determined first on the Policy Date and thereafter at the close of each Valuation Day. On the Policy Date, the Policy Account Value will be the Net Premiums received less any Monthly Deductions due on the Policy Date. On each Valuation Day after the Policy Date, the Policy Account Value will be:

          (1) The aggregate of the values attributable to the Policy in each Subaccount, determined by multiplying the number of units the Policy has in the Subaccount by the Subaccount's Unit Value on that date;

          (2) The value attributable to the Policy in the Guaranteed Account (See "The Guaranteed Account," Page 41); plus


          (3) The value attributable to the Policy in the Loan Account. (See "Loan Privileges," Page 35.)

     Determination of Number of Units for the Subaccounts. Amounts allocated, transferred or added to a Subaccount under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount at any time equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

     Determination of Unit Value. The unit value of a Subaccount on any Valuation Day is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

     Net Investment Factor. Each Subaccount has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of a Subaccount. The factor will increase to reflect investment income and capital gains, realized and unrealized, for the securities of the underlying portfolio or series. The factor will decrease to reflect any capital losses, realized or unrealized, for the securities of the underlying portfolio or series.

     The asset charge for mortality and expense risks will be deducted in determining the applicable Net Investment Factor.

PAYMENT AND ALLOCATION OF PREMIUMS

     Issuance of a Policy. In order to purchase a Policy, an individual must make application to PLACA through a licensed PLACA agent who is also a registered representative of 1717 Capital Management Company ("1717") or a broker/dealer having a Selling Agreement with 1717 or a broker/dealer having a Selling Agreement with such a broker/dealer. If PLACA accepts the application, a Policy will be issued in consideration of payment of the Minimum Initial Premium set forth in the Policy. The Minimum Face Amount of a Policy under PLACA's rules is $50,000 for all Premium Classes except preferred. For the preferred Premium Class, the Minimum Face Amount is $100,000.


     PLACA reserves the right to revise its rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only with respect to Insureds who have an Issue Age of 80 or less and who provide PLACA with satisfactory evidence of insurability. Acceptance is subject to PLACA's underwriting rules. PLACA reserves the right to reject an application for any reason permitted by law. (See "Distribution of Policies," Page 53.)


     At the time the application for a Policy is signed, an applicant can, subject to PLACA's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, by answering "no" to the Health Questions of the Temporary Agreement and submitting payment of the Minimum Initial Premium with the Application. The Minimum Initial Premium will equal the Minimum Annual Premium multiplied by the following factor:

           PREMIUM BILLING MODE
            SELECTED AT ISSUE               FACTOR
           --------------------             ------
Annual....................................  1.000
Semi-annual...............................  0.500
Quarterly.................................  0.250
Monthly...................................  0.167

     The amount of coverage under the agreement is the lesser of the Face Amount applied for or $500,000. Coverage under the agreement will end on the earliest of: (a) the 90th day from the date of the agreement; (b) the date that insurance takes effect under the Policy; (c) the date a policy, other than as applied for, is offered to the Applicant; or (d) five days from the date PLACA mails a notice of termination of coverage.

     Amount and Timing of Premiums. The Minimum Initial Premium is due on or before the date the Policy is delivered. No insurance will take effect until the Minimum Initial Premium is paid while the health and other conditions of the Insured stay the same as described in the application for the Policy. Prior to the Final Policy Date and while the Policy is in force an Owner may make additional premium payments at any time and in any amount, subject to the limitation set forth below. Each premium payment must be for at least $20. PLACA may increase this minimum amount upon 90 days written notice to Owners of such increase, but the minimum amount will never exceed $500. Subject to certain limitations described below, an Owner has considerable flexibility in determining the amount and frequency of premium payments.

     At the time of application, each Owner will select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payment. The Owner is entitled to receive a premium reminder notice from PLACA at the specified interval. The Owner may change the Planned Periodic Premium frequency and amount. Also, under the Automatic Payment Plan, the Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed".

     Any payments made while there is an outstanding Policy loan will be applied as loan repayments, unless PLACA is notified in writing that the amount is to be applied as a premium payment. The Owner is not required to pay the Planned Periodic Premiums in accordance with the specified schedule. The Owner has the flexibility to alter the amount, frequency and time period over which premiums are paid. Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by the Owner.

     Premium Limitations. With regard to a Policy's inside build-up, the Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed such limits. PLACA has established adequate safeguards to monitor whether aggregate premiums paid under a Policy exceed those limits. If at any time a premium is paid which would result in total premiums exceeding such limits, PLACA will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. The excess will be refunded. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of a Policy's Death Benefit over the Policy's Cash Surrender Value would still be excludable from gross income under the Code.


     The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, PLACA will not effect such change. (See "Federal Income Tax Considerations," Page 46.)


     Unless the Insured provides satisfactory evidence of insurability, PLACA reserves the right to limit the amount of any premium payment if it increases the Death Benefit more than it increases the Policy Account Value.

     Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Expense Charge. The application for the Policy will indicate how Net Premiums should be allocated among the Subaccounts and/or the Guaranteed Account. The percentages of each Net Premium that may be allocated to any account must be in whole numbers and the sum of the allocation percentages must be 100%. PLACA will allocate the Net Premiums on the date it receives such premium at its Administrative Office.

     Where state law requires a refund of premiums paid when a policy is returned under the Free-Look provisions (See "Free-Look for Policy," Page 39) any portion of the Initial Premium and any subsequent premiums received by PLACA before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date PLACA receives the Minimum Initial Premium, which are to be allocated to the

Subaccounts will be allocated to the Market Subaccount. At the end of the 15-day period PLACA will allocate the amount in the Money Market Subaccount to each of the chosen Subaccounts based on the proportion that the allocation percentage for such Subaccount bears to the sum of the Subaccount premium allocation percentages.

     For example, assume a Policy was issued with Net Premiums allocated 25% to the Growth Subaccount, 25% to the Bond Subaccount and 50% to the Guaranteed Account. During the 15-day period stated above, 50% (25% + 25%) of the premiums will be allocated to the Money Market Subaccount. At the end of the 15-day period, 50% (25% / 50%) of the amount in the Money Market Subaccount will be transferred to the Growth Subaccount and 50% to the Bond Subaccount.

     For premium payments received after the 15-day period, Net Premiums will be allocated based on the allocation percentages then in effect. The allocation schedules may be changed at any time by providing PLACA with written notice.

     The values of the Subaccounts will vary with their investment experience and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule in light of market conditions and the Owner's overall financial objectives.

     Transfers. The Owner may transfer the Policy Account Value between and among the Subaccounts of the Variable Account and the Guaranteed Account by making a written transfer request to PLACA. The amount transferred each time must be at least $1,000, unless the total value in an account is less than $1,000, in which case the entire amount will be transferred.


     The Owner may, at any time, transfer all or part of the amount in one of the Subaccounts to another Subaccount and/or to the Guaranteed Account. (For transfers from the Guaranteed Account to the Subaccounts, see "Transfers from Guaranteed Account," Page 42.)


     After four transfers have been made in any Policy Year, a $25 transfer charge will be deducted from each transfer during the remainder of such Policy Year. All transfers included in a request are treated as one transfer transaction. Transfers (other than transfers from Guaranteed Account Value) will be made as of the date PLACA receives a written request at its Administrative Office. Transfers resulting from Policy loans, the exercise of exchange privileges, and the reallocation from the Money Market Subaccount following the 15-day period after the Issue Date, will not be subject to a transfer charge and will not count against the four free transfers in any Policy Year. Under present law, transfers are not taxable transactions.

     Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. Lapse will only occur when the Net Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment. During the first three Policy Years, the Policy will not lapse if the Minimum Guarantee Premium has been paid.

     The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by PLACA. Thus, the Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. In order to prevent lapse, the Owner must during the Grace Period make a premium payment equal to three Monthly Deductions. The notice sent by PLACA will specify the payment required to keep the Policy in force. Failure to make a sufficient payment within the Grace Period will result in lapse of the Policy without value.

     Reinstatement. A Policy that lapses without value may be reinstated at any time within three years (or longer period required in a particular state) after the expiration of the Grace Period and before the Final Policy Date by submitting evidence of the Insured's insurability satisfactory to PLACA and payment of an amount sufficient to keep the Policy in force for at least three months following the effective date of reinstatement, which is the date the reinstatement application is approved. Upon reinstatement, the Policy Account Value will be based upon the premium paid to reinstate the Policy and the Policy will be reinstated with the same Policy Date as it had prior to the lapse.

                             CHARGES AND DEDUCTIONS


     Charges will be deducted in connection with the Policy to compensate PLACA for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy. In the event that there are any profits from fees and charges deducted under the Policy, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of the contracts.


PREMIUM EXPENSE CHARGE

     Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Expense Charge which consists of:

     Premium Tax Charge. Various states and some of their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of a percentage of the premium will be made from each premium payment. The applicable percentage will be based on the rate for the Insured's residence.


     Percent of Premium Sales Charge. A 2% percent of premium charge will be deducted from each premium payment to partially compensate PLACA for the cost of selling the Policy. Currently, PLACA deducts the percent of premium sales charge from each premium payment until the cumulative amount deducted equals PLACA's current maximum premium sales charge. The current maximum sales charge is equal to 20% of one sales load target premium established at issue. The sales load target premium varies by Issue Age and Sex of the Insured and the Policy's Face Amount at issue. However, if an Owner increases the Face Amount, PLACA will establish a new maximum amount corresponding to the amount of the increase. Currently the 2% charge will be deducted from a portion of each premium payment until the maximum amount is collected. Premium payments made on or after the effective date of the increase are allocated between the Initial Face Amount and the increase using the ratio of the SEC guideline premiums as described under Additional Surrender Charge, (page 32). However, PLACA reserves the right to deduct the entire 2% charge from each premium payment at any time during the life of the policy.


     Federal Tax Charge. PLACA will deduct 1.25% from each premium payment to cover the cost of Federal taxes resulting from its receipt of such premium payment under the Policy. Section 848 of the Internal Revenue Code (enacted by the Omnibus Budget Reconciliation Act of 1990) ties PLACA's corporate tax liability (i.e., "tax burden"), in part, to the receipt of such premium payments. PLACA represents that this charge is reasonable in relation to its increased tax burden under Section 848 of the code. In addition, PLACA reserves the right to change the amount of this charge if the applicable Federal tax law changes PLACA's tax burden.

SURRENDER CHARGES

     A Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time before the end of the tenth Policy Year. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the tenth Policy Year. An Additional Surrender Charge, which is a Deferred Additional Sales Charge, will be imposed if the Policy is surrendered or lapses at any time within ten years after the effective date of an increase in Face Amount. A portion of an Additional Surrender Charge also will be deducted if the related increment of Face Amount is decreased within ten years after such increase took effect.

     These surrender charges are designed partially to compensate PLACA for the cost of administering, issuing and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records and Policy issue. PLACA does not expect the surrender charges to cover all of these costs. To the extent that they do not, PLACA will cover the short-fall from its general account assets, which may include profits from the mortality and expense risk charge.

     Deferred Administrative Charge. The Deferred Administrative Charge is as follows:

             CHARGE PER $1,000 FACE AMOUNT
             -----------------------------
POLICY YEAR           ISSUE AGES
-----------  -----------------------------
              1-5     15      25     35-80
             -----   -----   -----   -----
1-6          $2.00   $3.00   $4.00   $5.00
7             1.60    2.40    3.20    4.00
8             1.20    1.80    2.40    3.00
9             0.80    1.20    1.60    2.00
10            0.40    0.60    0.80    1.00
11               0       0       0       0

     For Issue Ages not shown, the charge will increase by a ratable portion for each full year. The actual Deferred Administrative Charge will be the charge described above less the amount of any Deferred Administrative Charge previously paid at the time of a decrease in Face Amount.

     Deferred Sales Charge. The Deferred Sales Charge will not exceed the Maximum Deferred Sales Charge specified in the Policy. During Policy Years 1 through 6, this maximum equals 60% of the Surrender Charge target premium (which is an amount, based on the Initial Face Amount, Issue Age, Sex and Premium Class of the Insured, used solely for the purpose of calculating the Deferred Sales Charge) for the Face Amount. It equals 48% of that target premium during Policy Year 7, 36% during Policy Year 8, 24% during Policy Year 9, 12% during Policy Year 10, and 0% during Policy Years 11 and later. The Deferred Sales Charge actually imposed will equal the lesser of this maximum and an amount equal to 28% of the premiums actually received during the first Policy Year up to one Surrender Charge target premium plus 7% of all other premiums paid to the date of surrender or lapse, less any Deferred Sales Charge previously paid at the time of a decrease in Face Amount.

     Additional Surrender Charge. A Deferred Additional Sales Charge is associated with each increase in Face Amount. Each Additional Surrender Charge is calculated in a manner similar to the Deferred Sales Charge associated with the Initial Face Amount. The Maximum Additional Surrender Charge for an increase in Face Amount is 60% of the target premium for that increase (which in an amount based upon the amount of the increase, Attained Age, Sex and Premium Class of the Insured at the time of such increase). This maximum remains level for six years following the effective date of an increase. It equals 48% of that target premium during the seventh year, and declines by 12% per year to 0% by the beginning of the eleventh year after the effective date of the increase. The Deferred Additional Sales Charge actually deducted will equal the lesser of this maximum and 28% of premiums received, up to the first target premium for that increase, during the first twelve policy months after an increase and 7% of all premiums thereafter, less any Deferred Additional Sales Charge for such increase previously paid at the time of a decrease in Face Amount. As explained below, only a portion of premiums received after the effective date of an increase will be counted for this purpose. However, a portion of the Policy Account Value on the effective date of an increase also will be considered a "premium" for purposes of calculating the amount of each Deferred Additional Sales Charge.

     Additional premium payments may not be required to fund a requested increase in Face Amount. Instead, a special method, based on a guideline annual premium calculated according to SEC rules, is used to allocate a portion of the existing Policy Account Value to the increase and to allocate subsequent premium payments between the Initial Face Amount and the increase. The Policy Account Value is allocated according to the ratio between the SEC guideline annual premium for the Initial Face Amount and the SEC guideline annual premium for the total Face Amount on the effective date of the increase before any deductions are made. For example, if the guideline annual premium is equal to $4,500 before an increase and is equal to $6,000 after an increase, the Policy Account Value on the effective date of the increase would be allocated 75% ($4,500/$6,000) to the Initial Face Amount and 25% to the increase. Premium payments made on or after the effective date of the increase are allocated between the Initial Face Amount and the increase using the same ratio as is used to allocate the Policy Account Value. In the event there is more than one increase in Face Amount, SEC guideline annual premiums for each increment of Face Amount are used to allocate Policy Account Values and premium payments among the various increments of Face Amounts.

     Surrender Charge Upon Decrease in Face Amount. A surrender charge may be deducted on a decrease in Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. If there have been no increases in Face Amount, the fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the Surrender Charge. If more than one Surrender Charge is in effect (i.e., pursuant to one or more increases in Face Amount), the surrender charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases, successively, and (3) the Initial Face Amount. Where a decrease causes a partial reduction in an increase or in the Initial Face Amount, a proportionate share of the Surrender Charge for that increase or for the Initial Face Amount will be deducted.

     Allocation of Surrender Charges. The Surrender Charge and any Additional Surrender Charge will be deducted from the Policy Account Value. For surrender charges resulting from Face Amount decreases, that part of any such surrender charge will reduce the Policy Account Value and will be allocated among the accounts based on the proportion that the value in each of the Subaccounts and the Guaranteed Account Value bear to the total unloaned Policy Account Value.

MONTHLY DEDUCTIONS

     Charges will be deducted from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate PLACA for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of three components -- (a) the cost of insurance, (b) monthly administrative charges, and (c) the cost of any additional benefits provided by rider. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction will be deducted from the Subaccounts and the Guaranteed Account in accordance with the allocation percentages for Monthly Deductions chosen by the Owner at the time of application, or as later changed by PLACA pursuant to the Owner's written request. If PLACA cannot make a monthly deduction on the basis of the allocation schedule then in effect, PLACA will make such deduction and future deductions based on the proportion that the Owner's Guaranteed Account Value and the value in the Owner's Subaccounts bear to the total unloaned Policy Account Value.

     Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. PLACA will determine the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month.

     The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy Account Value. The Net Amount at Risk is determined separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, the Policy Account Value is first considered part of the Initial Face Amount. If the Policy Account Value exceeds the Initial Face Amount, it is considered as part of any increases in Face Amount in the order such increases took effect.

     A cost of insurance is also determined separately for the Initial Face Amount and any increases in Face Amount. In calculating the cost of insurance charge, the rate for the Premium Class on the Policy Date is applied to the Net Amount at Risk for the Initial Face Amount. For each increase in Face Amount, the rate for the Premium Class applicable to the increase is used. If, however, the Death Benefit is calculated as the Policy Account Value times the specified percentage, the rate for the Premium Class for the Initial Face Amount will be used for the amount of the Death Benefit in excess of the total Face Amount.

     Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner.

     Cost of Insurance Rate. The cost of insurance rate will be based on the Attained Age, Sex, Premium Class of the Insured and Duration. The actual monthly cost of insurance rates will be based of PLACA's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed maximum rates are based on the Insured's Attained Age, Sex, Premium Class, and the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table. For Policies issued in states which require "unisex" policies

(currently Montana) or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the Insured's Age, Premium Class and the 1980 Commissioners Standard Ordinary Mortality Table NB and SB. Any change in the cost of insurance rates will apply to all persons of the same Attained, Age, Sex, and Premium Class and Duration.

     Premium Class. The Premium Class of the Insured will affect the cost of insurance rates. PLACA currently places Insureds into standard classes and classes with extra ratings, which reflect higher morality risks. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance than an Insured in a class with extra ratings. The standard Premium Class is divided into three categories: smoker, nonsmoker and preferred. The preferred Premium Class is only available if the Face Amount equals or exceeds $100,000. Nonsmoking insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class. Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as nonsmokers.

     Since the nonsmoker designation is not available for Insureds under Attained Age 21, shortly before an Insured attains age 21, PLACA will notify the Insured about possible classification as a nonsmoker and will send the Insured an Application for Change in Premium Class. If the Insured does not qualify as a nonsmoker or does not return the application, cost of insurance rates will remain as shown in the Policy. However, if the insured returns the application and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.

     Monthly Administrative Charges. A Monthly Administrative Charge (presently $7.50) will be deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. This charge may be increased, but in no event will it be greater than $12 per month. This charge is intended to reimburse PLACA for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.

     Additional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider.

FACE AMOUNT INCREASE CHARGE

     If the Face Amount is increased, an increase charge will be deducted from the Policy Account Value on the effective date of such increase. This charge, equal to $100 plus $1.00 per $1,000 Face Amount increase, will be deducted from the accounts based on the allocation schedule for Monthly Deductions in effect at such time. This charge may be increased, but in no event will it be greater than $100 plus $3.00 per $1,000 Face Amount increase. This charge is intended to reimburse PLACA for administrative expenses in connection with the Face Amount increase, including medical exams, review of the application for the increase, underwriting decisions and processing of the application, and changing Policy records and the Policy.

PARTIAL WITHDRAWAL CHARGE

     A charge of $25 will be deducted from the Policy Account Value for each partial withdrawal of Net Cash Surrender Value. This charge is intended to compensate PLACA for the administrative costs in effecting the requested payment and in making all calculations which may be required by reason of the partial withdrawal.

TRANSFER CHARGE

     After four transfers have been made in any Policy Year, a transfer charge of $25 will be deducted for each transfer during the remainder of such Policy Year to compensate PLACA for the costs of processing such transfers.

     The transfer charge will be deducted from the amount being transferred. The transfer charge will not apply to transfers resulting from Policy loans, the exercise of special transfer rights and the initial reallocation of account values from the Money Market Subaccount to other Subaccounts. These transfers will not count against the four free transfers in any Policy Year.

CHARGES AGAINST THE SEPARATE ACCOUNTS

     Mortality and Expense Risk Charge. A daily charge will be deducted from the value of the net assets of the Separate Accounts to compensate PLACA for mortality and expense risks assumed in connection with the Policy. This charge will be deducted at an annual rate of 0.65% (or a daily rate of .001781%) of the average daily net assets of each Subaccount. This charge may be increased, but in no event will it be greater than an annual rate of 0.90% of the average daily net assets of each Separate Account. The mortality risk assumed by PLACA is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.

     If the Mortality and Expense Risk Charge proves insufficient, PLACA will provide for all death benefits and expenses and any loss will be borne by PLACA. Conversely, PLACA will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.

OTHER CHARGES

     The Subaccounts purchase shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Fund's Portfolios. The fees and expenses for the Funds and their Portfolios are described briefly in connection with a general description of each Fund.

     More detailed information is contained in the Funds Prospectuses which are attached to or accompany this Prospectus.

                                CONTRACT RIGHTS

LOAN PRIVILEGES

     General. The Owner may at any time after the Issue Date borrow money from PLACA using the Policy as the only security for the loan. The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum required in a particular state) but not exceeding the Policy's Net Cash Surrender Value on the date of the loan. While the Insured is living, the Owner may repay all or a portion of a loan and accrued interest.

     Interest Rate Charged. The interest rate charged on Policy loans will be at the fixed rate of 6% per year. Interest is due at the end of each Policy Year. If interest is not paid when due, it will be added to the loan balance and bear interest at the same rate. Unpaid interest will be allocated based on the proportion that the Guaranteed Account Value and the Value of the Subaccounts under a Policy bear to the total unloaned Policy Account Value.

     Allocation of Loans and Collateral. PLACA will allocate the amount of a Policy loan among the Subaccounts and/or the Guaranteed Account based upon the proportion that the value of the Subaccounts and/or the Guaranteed Account Value bear to the total unloaned Policy Account Value at the time the loan is made.

     The collateral for a Policy loan will be the loan amount plus accrued interest to the next Policy Anniversary, less interest at 4% per annum which will be earned to such Policy Anniversary. PLACA will deduct the collateral for the loan from each account based on the loan allocation and transfer this amount to the Loan Account. The collateral for any existing loan will be recalculated: (a) when loan interest is repaid or treated as part of the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

     Interest Credited to Loan Account. As long as the Policy is in force, PLACA will credit the amount in the Loan Account with interest at effective annual rates it determines, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination. Loan interest credited will be transferred to the accounts: (1) when loan interest is paid or treated as part of the loaned amount; (2) when a loan repayment is made; and (3) when a new loan is made. PLACA currently credits 4% interest annually to the amount in the Loan Account until the policy's 10th anniversary or until Attained Age 65, whichever is later, and 5.75% annually thereafter.


     Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Policy Account Value, the Cash Surrender Value, and Net Cash Surrender Value and may permanently affect the Death Benefit under the Policy. The effect on the Policy Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate is less than the investment experience of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be. The Death Proceeds will be reduced by the amount of any outstanding Policy loan.


     Loan Repayments. An Owner may repay all or part of a Policy loan at any time while the Insured is alive and the Policy is in force. Unless prohibited by a particular state, PLACA will assume that any payments made while there is an outstanding loan on the Policy is a loan repayment, unless it receives written instructions that it is a premium payment. Repayments up to the amount of the outstanding loan will be allocated to the accounts based on the amount of the outstanding loan allocated to each account as of the date of repayment; any repayment in excess of the amount of the outstanding loan will be allocated to the accounts based on the amount of interest due on the portion of the outstanding loan allocated to each account. For this purpose, the amount of the interest due is determined as of the next Policy Anniversary. Failure to repay a loan or to pay loan interest will not cause the Policy to lapse unless the Net Cash Surrender Value on the Policy Processing Day is less than the monthly deduction due. In that event, the Grace Period provision will apply. (See "Payment and Allocation of Premiums -- Policy Lapse," Page 30.)



     Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts," Page 48.) Depending upon the investment performance of the Subaccounts and the amounts borrowed, loans may cause the Policy to lapse. If the Policy is not a modified endowment contract, lapse of the Policy with outstanding loans may result in adverse tax consequences. (See "Distributions from Policies Not Classified as Modified Endowment Contracts," Page 49.)


SURRENDER PRIVILEGE

     At any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value is the Policy Account Value minus any Policy loan and accrued interest and less any surrender charges. The Net Cash Surrender Value will be determined by PLACA on the date it receives, as its Administrative Office, a surrender request signed by the Owner. Coverage under the Policy will end on the day the Owner mails or otherwise sends the written surrender request to PLACA.


     A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 48.)


PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE

     After the first Policy Year, at any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may withdraw a portion of the Policy's Net Cash Surrender Value. The minimum amount which may be withdrawn is $1,500. A withdrawal charge will be deducted from the Policy Account Value. A partial withdrawal will not result in the imposition of pro-rata surrender charges.

     The withdrawn amount and expense charge will be allocated based on the proportion that the value in the Subaccounts and the Guaranteed Account Value bear to the total unloaned Policy Account Value.

     The effect of a partial withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Policy Account Value. (See "Death Benefit Options," Page 23.)

     Option A. The effect of a partial withdrawal on the Face Amount and Death Benefit under Option A can be described as follows:

          If the Death Benefit equals the Face Amount, a partial withdrawal will reduce the Face Amount and the Death Benefit by the amount of the partial withdrawal.

          For the purposes of this illustration (and the following illustrations of partial withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

          Under Option A, a contract with a Face Amount of $300,000 and a Policy Account Value of $30,000 will have a Death Benefit of $300,000. Assume that the policyowner takes a partial withdrawal of $10,000. The partial withdrawal will reduce the Policy Account Value to $19,975
     ($30,000 - $10,000 - $25) and the Death Benefit and Face Amount to $290,000 ($300,000 - $10,000).

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Face Amount will be reduced by an amount equal to the amount of the partial withdrawal. The Death Benefit will be reduced to equal the greater of (a) the Face Amount after the partial withdrawal, and (b) the applicable percentage of the Policy Account Value after deducting the amount of the partial withdrawal and expense charge.

          Under Option A, a policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000. Assume that the policyowner takes a partial withdrawal of $49,975. The partial withdrawal will reduce the Policy Account Value to $250,000 ($300,000 - $49,975 - $25) and the Face Amount to $250,025 ($300,000 - $49,975). The
     Death Benefit is the greater of (a) the Face Amount of $250,025 and (b) the applicable percentage of the Policy Account Value $625,000
     ($250,000 X 2.5). Therefore, the Death Benefit will be $625,000.

     Option B. The Face Amount will never be decreased by a partial withdrawal. A partial withdrawal will, however, always decrease the Death Benefit.

          If the Death Benefit equals the Face Amount plus the Policy Account Value, a partial withdrawal will reduce the Policy Account Value by the amount of the partial withdrawal and expense charge and thus the Death Benefit will also be reduced by the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $300,000 and a Policy Account Value of $90,000 will have a Death Benefit of $390,000
     ($300,000 + $90,000). Assume the policyowner takes a partial withdrawal of $20,000. The partial withdrawal will reduce the Policy Account Value to $69,975 ($90,000 - $20,000 - $25) and the Death Benefit to $369,975
     ($300,000 + $69,975). The Face Amount is unchanged.

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, The Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Policy Account Value after deducting the partial withdrawal and expense charge and (b) the applicable percentage of Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000
     ($300,000 X 2.5). Assume the policyowner takes a partial withdrawal of $149,975. The partial withdrawal will reduce the Policy Account Value to $150,000 ($300,000 - $149,975 - $25) and the Death Benefit to the greater of (a) the Face Amount plus the

     Policy Account Value $450,000 ($300,000 + $150,000) and (b) the Death Benefit based on the applicable percentage of the Policy Account Value $375,000 ($150,000 X 2.5). Therefore, the Death Benefit will be $450,000.
     The Face Amount is unchanged.

     Any decrease in Face Amount due to a partial withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

     Because a partial withdrawal can affect the Face Amount and the Death Benefit as described above, a partial withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See "Cost of Insurance," Page 33.) A request for partial withdrawal may not be allowed if or to the extent such withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a partial withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, PLACA will not allow such partial withdrawal.


     A partial withdrawal of Net Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 48.)


ACCELERATED DEATH BENEFIT

     Applicants residing in states that have approved the Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to PLACA receiving satisfactory additional evidence of insurability. The ADBR is not yet available in all states and the terms under which it is available may vary from state-to-state. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

     The ADBR permits the Owner to receive, at his or her request and upon approval by PLACA, an accelerated payment of part of the Policy's Death Benefit when one of the following two events occurs:

     1. Terminal Illness. The Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; or

     2. Permanent Confinement to a Nursing Care Facility. The Insured has been confined to a Nursing Care Facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.

     There is no charge for adding the ADBR to a Policy. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid.

     Tax Consequences of the ADBR. The Federal Income tax consequences associated with adding the ADBR or receiving the accelerated death benefit are uncertain. Accordingly, we urge you to consult a tax adviser before adding the ADBR to your Policy or requesting an accelerated death benefit.

     Amount of the Accelerated Death Benefit. The ADBR provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the Eligible Death Benefit less 25% of any outstanding policy loans and accrued interest. The ADBR also restricts the total of the accelerated death benefits paid from all life insurance policies issued to an Owner by PLACA and its subsidiaries to $250,000. This $250,000 maximum may be increased, as provided in the ADBR, to reflect inflation. The term Eligible Death Benefit under the ADBR means:

     The Insurance Proceeds payable under a Policy if the Insured died at the time a claim for an accelerated death benefit is approved by PLACA, minus:

        1. any Premium Refund payable at death if the Insured died at such time; and
        2. any insurance payable under the terms of any other rider attached to a Policy.

     An Owner may request only one accelerated death benefit payment (except to pay premiums and policy loan interest) and there are no restrictions on the Owner's use of the benefit. An Owner may elect to receive the accelerated death benefit payment in a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Insurance Proceeds at Death under the Policy will be paid to the Beneficiary in a lump sum.

     Conditions for Receipt of the Accelerated Death Benefit. In order to receive an accelerated death benefit payment, a Policy must be in force other than as Extended Term Insurance and an Owner must submit Due Proof of Eligibility and a completed claim form to PLACA at its Home Office. Due Proof of Eligibility means a written certification (described more fully in the ADBR) in a form acceptable to PLACA, from a treating physician stating that the Insured has a Terminal Illness or is expected to be permanently confined in a Nursing Care Facility.

     PLACA may request additional medical information from an Owner's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the accelerated death benefit. PLACA will not approve a claim for an accelerated death benefit payment if a Policy is assigned in whole or in part, if the Terminal Illness or Permanent Confinement is the result of intentionally self-inflicted injury or if the Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit.

     Operation of the ADBR. The ADBR provides that the accelerated death benefit be made in the form of a policy loan up to the amount of the maximum loan available under a Policy at the time the claim is approved. Therefore, a request for an accelerated death benefit payment in an amount less than or equal to the maximum loan available at that time will result in a policy loan being made in the amount of the requested benefit. This policy loan operates as would any loan under the Policy.

     To the extent that the amount of a requested accelerated death benefit payment exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the Death Benefit payable under the Policy (the "death benefit lien") in the amount of this advance. Under the ADBR, interest will accrue daily, at a rate determined as described in the ADBR, on the amount of this advance and upon the death of the Insured the amount of the advance and accrued interest thereon will be subtracted from the amount of Insurance Proceeds at Death.

     Effect on Existing Policy. The Insurance Proceeds at Death otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. If the Owner makes a request for a surrender, a policy loan or a withdrawal, the Policy's Net Cash Surrender Value and Loan Value will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the Net Cash Surrender Value and the Loan Value being reduced to zero.

     Premiums and policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future premiums and policy loan interest may be paid through additional accelerated death benefits. If future premiums and policy loan interest are to be paid through additional accelerated death benefits, Periodic Planned Premiums and policy loan interest will be paid in this manner automatically.

     In addition to lapse under the applicable provisions of the Policy, a Policy will also terminate on any Policy Anniversary when the death benefit lien exceeds the Insurance Proceeds at Death.

FREE-LOOK PRIVILEGES

     Free-Look for Policy. The Policy provides for an initial Free-Look Period. The Owner may cancel the Policy until the latest of: (a) 45 days after Part I of the application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after PLACA mails the Notice of Withdrawal Right to the Owner. Upon giving written notice of cancellation and returning the Policy to PLACA's Administrative Office, to one of PLACA's other offices, or to the PLACA representative from whom it was purchased, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date the returned Policy is received by PLACA at its Administrative Office or the PLACA representative through whom the Policy was purchased; plus (ii) any Premium Expense Charges deducted from premiums paid; plus (iii) any Monthly Deductions charged against the accounts; plus (iv) any Mortality and Expense Risk charges deducted from the value of the net assets of the Subaccounts attributable to the Policy; plus (v) any advisory fees and any other fees and expenses of the Fund.

     When state law requires a refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the Policy and will not reflect the investment experience of the Subaccounts or interest earnings for the Guaranteed Account.

     Free-Look for Increase in Face Amount. Any requested increase in Face Amount is also subject to a Free-Look privilege. The Owner may cancel a requested increase in Face Amount until the latest of: (a) 45 days after the application for the increase is signed; (b) 10 days after the Owner receives the new Policy Schedule pages reflecting the increase; and (c) 10 days after PLACA mails a Notice of Withdrawal Right to the Owner.

     Upon requesting cancellation of the increase, an amount equal to all cost of insurance charges attributable to the increase plus the increase expense charge will be reallocated to the accounts in the same proportion as they were deducted, unless the Owner requests a refund of such amount.

SPECIAL TRANSFER AND CONVERSION RIGHTS

     Transfer Right for Policy. During the first two years following Policy issue, the Owner may, on one occasion, transfer the entire Policy Account Value in the Subaccounts to the Guaranteed Account without such transfer counting toward the four transfers permitted without charge during a Policy Year. If such transfer is made after four transfers have been made during a Policy Year, no transfer charge will be deducted.

     Conversion Privilege for Increase in Face Amount. During the first two years following an increase in Face Amount, the Owner may, on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed-benefit permanent life insurance policy. (Such an exchange may, however, have Federal income tax consequences. See "Tax Treatment of Policy Benefits," Page 45). Premiums under this new policy will be based on the Sex, Attained Age and Premium Class of the Insured on the effective date of the increase in the Face Amount of the Policy. The new policy will have the same Face Amount and Issue Date as the amount and effective date of the increase. PLACA will refund the monthly deductions for the increase made on each Policy Processing Day between the effective date of the increase to the date of conversion and the expense charge for such increase.

     Transfer Right for Change in Investment Policy of a Subaccount. If the investment policy of a Subaccount is materially changed, the Owner may transfer the portion of the Policy Account Value in such Subaccount to another Subaccount or to the Guaranteed Account without having such transfer count toward the four transfers permitted without charge during a Policy Year. If such transfer is made after four transfers have been made during a Policy Year, no transfer charge will be deducted.

     Telephone Transfers.   Transfers will be made upon instructions given by
telephone, provided the appropriate election has been made at the time of application or proper authorization is provided to PLACA. PLACA reserves the right to suspend telephone transfer privileges at any time for any class of policies, for any reason.

     PLACA will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to authorized or fraudulent instructions. PLACA, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures PLACA will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction and making a tape-recording of the instructions given by telephone.

     Automatic Asset Rebalancing. Automatic asset rebalancing is a feature which, if elected, authorizes periodic transfers of policy or contract values among the subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may occur at the time of application or at any time after the policy is issued by properly completing the election form and returning it to PLACA. The election may be revoked at any time. Rebalancing may be done quarterly or annually,. Rebalancing will not occur when the total value in the subaccounts is less than $1,000. PLACA reserves the right to suspend automatic asset rebalancing at any time, for any class of policies or contracts, for any reason.

                             THE GUARANTEED ACCOUNT

     An Owner may allocate some or all of the Net Premiums and transfer some or all of the Policy Account Value to the Guaranteed Account, which is part of PLACA's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. PLACA's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor PLACA's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither PLACA's General Account, the Guaranteed Account, nor any interest therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts which are included in this Prospectus are for prospective Owners' information and have not been reviewed by the SEC. However, such disclosures may be subject to certain general applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     The portion of the Policy Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of PLACA's General Account, PLACA assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to PLACA's general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES.

     The Guaranteed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. PLACA will credit the Guaranteed Account Value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since PLACA, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account Value will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, PLACA reserves the right to declare a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of PLACA. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Amounts deducted from the Guaranteed Account for partial withdrawals, Policy loans, transfers to the Separate Accounts, Monthly Deductions or other changes are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

     PLACA reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).

     Calculation of Guaranteed Account Value. The Guaranteed Account Value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

     Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.

     Surrenders and partial withdraws from the Guaranteed Account may be delayed for up to six months. (See "Other Policy Provisions -- Payment of Policy Benefits," Page 42.)

TRANSFERS FROM GUARANTEED ACCOUNT.

     Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account if the value of such account exceeds $1,000 or, if less, then the entire Guaranteed Account Value may be transferred on the applicable Policy Anniversary. If the written request for such transfer is received prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received after the Policy Anniversary, the transfer will be made as of the date PLACA receives the written request at its Administrative Office.

                            OTHER POLICY PROVISIONS

     Amount Payable on Final Policy Date. If the Insured is living on the Final Policy Date (at Insured's Attained Age 100), PLACA will pay the Owner the Policy Account Value less any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Final Policy Date.

     Payment of Policy Benefits. Insurance Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after PLACA receives proof of the Insured's death at its Administrative Office and all other requirements are satisfied. Insurance proceeds will be paid in a single sum unless an alternative settlement option has been selected.

     If Insurance Proceeds are payable in a single sum, interest at the annual rate of 3% or any higher rate declared by PLACA or required by law is paid on the Insurance Proceeds from the date of death until payment is made.

     Any amounts payable as a result of surrender, partial withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of written request at PLACA's Administrative Office in a form satisfactory to PLACA.

     Generally, the amount of a payment from the Variable Account will be determined as of the date of receipt by PLACA of all required documents. However, PLACA may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of PLACA policyholders. As to amounts allocated to the Guaranteed Account, PLACA may defer payment of any withdrawal or surrender of Net Cash Surrender Value and the making of a loan for up to six months after PLACA receives a written request at its Administrative Office. PLACA will allow interest, at a rate of 3% a year, on any payment PLACA defers for 30 days or more as described above.

     The Owner may decide the form in which proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the Insurance Proceeds to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Policy Account Value on the Final Policy Date. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a Settlement Option. If the Beneficiary is changed, any prior arrangements with respect to the Payment Option will be cancelled.

     The Contract. The Policy and a copy of the applications attached thereto are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. PLACA assumes that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. PLACA relies on those statements when it issues or changes a Policy. Only the President or a Vice President of PLACA can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

     Ownership. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by PLACA. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.

     Beneficiary. The Beneficiary is designated in the application for the Policy, unless thereafter changed by the Owner during the Insured's lifetime by written notice to PLACA. Any Insurance Proceeds for which there is not a designated Beneficiary surviving at the Insured's death are payable in a single sum to the Insured's executors or administrators.


     Change of Owner and Beneficiary. As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to PLACA. If two or more persons are named as Beneficiaries, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. The change will take effect as of the date it is signed, whether or not the Insured is living when the request is received by PLACA. PLACA will not be responsible for any payment made or action taken before it receives the written request. A change in the Policy's ownership may have Federal income tax consequences. (see "Tax Treatment of Policy Benefits," page 48.)


     Split Dollar Arrangements. The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Death Proceeds) are split between the parties. There are different ways of allocating such rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Proceeds in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Proceeds the amount which he would have been entitled to receive upon surrender of the policy and the employee's Beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on PLACA unless in writing and received by PLACA.

     The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

     Assignments. The Owner may assign any and all rights under the Policy. No assignment binds PLACA unless in writing and received by PLACA at it's Administrative Office. PLACA assumes no responsibility for determining whether an assignment is valid and the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A Beneficiary may not commute, encumber, or alienate Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. To the extent permitted by applicable laws, no right or benefit under the Policy will be subject to claims of creditors, except as may be provided by assignment.

     Misstatement of Age and Sex. If the Insured's age or sex has been misstated in the application, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct age and sex. No adjustment will be made to the Policy Account Value.

     Suicide. In the event of the Insured's suicide within two years from the Issue Date of the Policy (except where state law requires a shorter period) PLACA's liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any partial withdrawals.

     If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Death Benefit, the amount which PLACA will pay with respect to the increase will be the Monthly Deductions for the cost of insurance attributable to such increase and the expense charge for the increase.

     Incontestability. PLACA has the right to contest the validity of a Policy based on material misstatements made in the initial application for the Policy. PLACA also has a right to contest the validity of any policy change based on material misstatements made in any application for that change. However, the Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Issue Date (or such other date as required by state law) except for nonpayment of the Minimum Initial Premium. Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

     Settlement Options. In lieu of a single sum payment on death or surrender, an election may be made to apply the proceeds under any one of the fixed-benefit Settlement Options provided in the Policy. A guaranteed interest rate of 3% per year applies to all Options. Additional interest may be declared each year by PLACA in its sole discretion. The options are briefly described below. Please refer to the Policy for more details.

     Proceeds at Interest Option. Left on deposit to accumulate with PLACA with interest payable at 12, 6, 3, or 1 month intervals, as elected at a rate of at least 3% per year.

     Installments of a Specified Amount Option. Payable in equal instalments of the amount elected with PLACA's consent at 12, 6, 3, or 1 month intervals, as elected until proceeds applied under the Option and interest on the unpaid balance at 3% per year and any additional interest are exhausted.

     Installments for a Specified Period Option. Payable in the number of equal monthly instalments set forth in the election. Payments may be increased by additional interest which would increase the instalments certain. The guaranteed interest rate is 3% per year.

     Life Income Option. Payable in equal monthly instalments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the Option are exhausted, as elected.

     Joint and Survivor Life Income. Payable in equal monthly instalments, with a number of instalments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months, as elected.

                             SUPPLEMENTARY BENEFITS

     The following supplementary benefits, which are subject to the restrictions and limitations set forth therein, may be included in a Policy:

     Disability Waiver Benefit. Subject to certain age and underwriting restrictions, the Policy may include a Disability Waiver Benefit Rider providing that in the event of the Insured's total disability before Attained Age 60 and continuing for at least six months, PLACA will apply a premium payment to the Policy on each Policy Processing Day during the first three Policy Years (the amount of the payment will be based on the Minimum Annual Premium). PLACA will also waive all monthly deductions after the commencement of and during the continuance of such total disability after the first three Policy Years. If this rider is added, the Monthly Deduction will be increased to include the cost of this rider.

     Disability Waiver of Premium Benefit. Subject to certain age and underwriting restrictions, a Policy may include the Disability Waiver of Premium Benefit providing that, in the event of the Insured's total disability before Attained Age 60 and continuing for at least 180 days, PLACA will apply a premium payment to the Policy on each Policy Processing Day prior to Insured's Attained Age 65 and while the Insured remains totally disabled.

     At the time of application, a Monthly Benefit Amount is selected by the applicant. This amount is generally intended to reflect the amount of the premiums expected to be paid monthly. In the event of Insured's total disability the amount of the premium payment applied on each Policy Processing Day will be the lesser of: (a) the Monthly Benefit Amount; or (b) the monthly average of the premium payments less partial withdrawals for the Policy since its Policy Date.

     If the Policy is issued with the Disability Waiver of Premium Benefit Rider, each Monthly Deduction will be increased to include the cost of the rider which is a specified percentage of the Monthly Benefit Amount.

     This supplementary benefit must be selected at the time of application and cannot be added after issue. An Owner cannot elect to have both this rider and another disability waiver benefit rider attached as supplementary benefits with the same Policy.

     Change of Insured. Upon request, the Policy may include a Change of Insured Rider by which the Insured under a Policy may be changed to a New Insured, subject to certain conditions and evidence of insurability. The Monthly Deduction for cost of insurance will be changed to that for the New Insured as of the effective date of the change.

     Children's Term Rider. Subject to certain age and underwriting restrictions, the Policy may include a Children's Term Insurance Rider providing level term insurance on each insured child until the earlier of age 25 of the child or the Policy Anniversary nearest the insured's 65th birthday. When the term insurance expires on the life of an insured child, it may be converted without evidence of insurability to a whole life policy providing a level face amount of insurance and a level premium. The new policy may be up to five times the amount of the term insurance.

     The rider is issued to provide between $5,000 and $15,000 of term insurance on each insured child. Each insured child under a rider will have the same amount of insurance. If this rider is added, the Monthly Deduction will be increased to include the cost of this rider. This supplementary benefit must be selected at the time of application for the Policy or an increase in Face Amount.


     Convertible Term Life Insurance. The Policy may include a Convertible Term Life Insurance rider that provides additional term insurance on the Other Insured, who must be an individual on whom the Insured has an insurable interest. The amount of term insurance on the Other Insured is shown in the Policy Schedule. If this rider is added, the Monthly Deduction will be increased to include the cost of this rider. This rider will terminate at the earlier of attained age 100 (80 in New York) of the Other Insured or at the termination or maturity of the Policy. If the Policy is extended by the Final Policy Date Extension Rider, this rider will terminate on the original maturity date.


     Final Policy Date Extension. Upon request, the policy may include a Final Policy Date Extension Rider. This rider extends the final policy date of a policy 20 years from the original final policy date. It may only be added on or after the anniversary nearest the younger insured's 90th birthday. There is no charge for adding this rider.

     When this rider is added, the final policy date is extended 20 years beyond the original final policy date stated in the policy. The death benefit after the original final policy date will be the policy account value. All other riders attached and in effect on the original final policy date will terminate on the original final policy date.

     The tax consequences of (1) adding a Final Policy Date Extension Rider to the Policy, and (2) the Policy continuing in force after the Insured's 100th birthday are uncertain. Prospective purchasers of a Policy and Owners considering the addition of a Final Policy Date Extension to a Policy should consult their own legal or other advisors as to such consequences. Prospective purchasers of life insurance policies must consult and rely on the advice of their own legal or other advisors. PLACA believes that the policy will continue to qualify as life insurance beyond the original final policy date. PLACA can not conclude that adding the rider will eliminate any potential adverse tax consequences.

     Dollar Cost Averaging. Dollar Cost Averaging is a program which, if elected, enables the Owner of a policy to systematically and automatically transfer, on a monthly basis, specified dollar amounts from any selected Subaccount to any of the policy's other Subaccounts or Guaranteed Account. Transfers may not come from the Guaranteed Account. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of short term market fluctuations. PLACA, however, makes no guarantee that Dollar Cost Averaging will result in a profit or protect against loss.



     Dollar Cost Averaging may be elected for a period of 6, 12, 24 or 36 months. To qualify for Dollar Cost Averaging, the following minimum amount must be allocated to a Subaccount: 6 months -- $3,000; 12 months -- $6,000; 24 months -- $12,000; 36 months -- $18,000. At least $500 must be transferred from the Subaccount each month. The amount required to be allocated to the Subaccount can be made from an initial or subsequent investment or by transferring amounts into the Subaccount from the other Subaccounts or from the Guaranteed Account (which may be subject to certain restrictions) (See "Transfers from Guaranteed
Account," Page   ). Each monthly transfer amount will be split among the
Subaccounts or the Guaranteed Account based upon the percentages elected. Dollar Cost Averaging may not be elected if Automatic Asset Rebalancing has been elected or if a policy loan is outstanding.



     Election into this program may occur at the time of application by completing the authorization on the Optional Features election form or at any time after the policy is issued by completing the election form and returning it to PLACA by the beginning of the month. When an election form is received, Dollar Cost Averaging will commence on the first Policy Processing Day after the later of (a) the Policy Date; (b) the 15-day period when premiums are allocated to the Money Market Fund in certain states; and (c) when the Subaccount value equals or exceeds the greater of the minimum amount stated above and the amount of the first monthly transfer.



     Once the transfers have commenced, the transfers from the Subaccount will be processed monthly on the Policy Processing Day until the number of transfers has been completed, or transfers will end automatically when (a) a policy loan is requested; (b) the policy goes into the grace period; or (c) there is insufficient value in the Subaccount to make the transfer. The Owner may instruct PLACA in writing to cancel the remaining monthly transfers.



     Transfers made under the Dollar Cost Averaging program will not count toward the four transfers permitted each Policy Year without imposing the Transfer Charge. PLACA reserves the right to discontinue offering automatic transfers upon 30 days' written notice to the Owner. Written notice will be sent to the Owner and agent confirming each transfer and when the Dollar Cost Averaging program is terminated. The Owner and agent are responsible for reviewing the confirmation to verify the transfers are as requested. Any discrepancies must be reported to PLACA immediately.


                       FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon PLACA's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. Guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

     With respect to a Policy issued on the basis of a standard premium class, PLACA believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract, as long s the Owner does not pay the full amount of premiums permitted under the Policy.

     With respect to a Policy that is issued on a substandard basis (i.e., a premium class with extra rating involving higher than standard mortality risk), there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy. An Owner of a Policy issued on a substandard basis may, however, adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the Section 7702 definition of a life insurance contract. An Owner contemplating the adoption of such limitations should do so only after consulting a tax adviser.

     If it is subsequently determined that a Policy does not satisfy Section 7702, PLACA may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, PLACA reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

     Section 817(h) of the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Subaccounts, through the Fund, intend to comply with the diversification requirements prescribed in Treas. Reg. sec. 1.817-5, which affect how the Fund's assets are to be invested. PLACA believes that the Subaccounts will, thus, meet the diversification requirement, and PLACA will monitor continued compliance with this requirement.

     In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the Subaccounts used to support their contracts. In those circumstances, income and gains from the Subaccount assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of Subaccount assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of Subaccount assets. For example, the Owner has additional flexibility in allocating premium payments and Policy Values and the investment objective of certain Portfolios (i.e. the Worldwide Hard Assets Portfolio) may be narrower. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Subaccounts. In addition, PLACA does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. PLACA therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Subaccounts.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. PLACA believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary under
Section 101(a)(1) of the Code.


     Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa) an adjustment in the Policy's Face Amount, a Policy loan, a partial withdrawal, a surrender, the addition of an Accelerated Death Benefit Rider, the receipt of an Accelerated Death Benefit, the addition of a Final Policy Date Extension Rider, the continuation of the Policy beyond the Insured's 100th birthday, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.



     Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.


     Modified Endowment Contracts. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

     Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death Benefit and Policy Account Value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a Modified Endowment Contract, PLACA will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a Modified Endowment Contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid (with either the 4% required interest or positive Subaccount earnings, if any) will be returned to the Owner upon receipt by PLACA of the refund request. The amount to be refunded will be deducted from the Policy Account Value in the Subaccounts and in the Guaranteed Account in the same proportion as the premium payment was allocated to such accounts. In the event that earnings on such excess premium is not at least 4%, the premium plus an amount equal to interest at an annual rate of 4% will be returned.

     The rules relating to whether a Policy will be treated as a Modified Endowment Contract are complex and cannot be fully described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent tax advisor to determine whether a policy transaction will cause the Policy to be treated as a Modified Endowment Contract.

     Distributions from Policies Classified as Modified Endowment
Contracts. Policies classified as Modified Endowment Contract will be subject to the following tax rules: First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) or the Owner and the Owner's Beneficiary.

     If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Distributions From Policies Not Classified as Modified Endowment
Contracts. Distributions from a Policy that is not a Modified Endowment Contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first 15-years after the policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.


     Loans from, or secured by, a Policy that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Owner. However, the tax consequences of loans after the later of the Policy's 10th anniversary or Attained Age 65 is uncertain. A tax advisor should be consulted.


     Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

     Policy Loan Interest. Interest paid on any loan under a Policy generally is not deductible. An Owner should consult a tax advisor before deducting any policy loan interest.

     Investment in the Policy. Investment in the Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

     Multiple Policies. All Modified Endowment Contracts that are issued by PLACA (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.


     In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.



POSSIBLE TAX LAW CHANGES



     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy.

It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.


SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

     If Policies are purchased by a trust forming part of a pension or profit-sharing plan meeting the qualification requirements of Section 401(a) of the Code, various special tax rules will apply. Because these rules are extensive and complicated, it is not possible to describe all of them here. Accordingly, counsel or other competent tax advisors familiar with qualified plan matters should be consulted in connection with any such purchase.

     Generally, a plan participant on whose behalf a Policy is purchased will be treated as having annual imputed income based on a cost of insurance factor multiplied by the Net Amount at Risk under the Policy. This imputed income is to be reported by the employer to the employee and the Service annually and included in the employee's gross income. In the event of the death of a plan participant while covered by the plan, Insurance Proceeds paid to the participant's Beneficiary generally will not be completely excludable from the Beneficiary's gross income under Section 101(a) of the Code. Any Death Benefit in excess of the Policy Account Value will be excludable. The portion of the Death Benefit equal to the Policy Account Value, however, generally will be subject to Federal income tax to the extent it exceeds the sum of $5,000 plus the participant's "investment in the contract" as defined in the Code, which will include the imputed income noted above. Special rules may apply in certain circumstances (e.g., to Owner-employees or participants who have borrowed from the plan).

     The Service has interpreted the plan qualification provisions of the Code to require that non-retirement benefits, including death benefits, payable under a qualified plan be "incidental to" retirement benefits provided by the plan. These interpretations, which are primarily set forth in a series of Revenue Rulings issued by the Service, should be considered in connection with any purchase of life insurance policies to provide benefits under a qualified plan.

POSSIBLE CHARGE FOR PLACA'S TAXES

     At the present time, PLACA makes no charge for any Federal, state or local taxes (other than the Federal Tax Charge and the charge for state premium taxes) that the Company incurs that may be attributable to the Subaccounts or to the Policies. PLACA, however, reserves the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Policies. If any tax charges are made in the future, they will be accumulated daily and transferred from the applicable Subaccount to PLACA's General Account. Any investment earnings on tax charges accumulated in a Subaccount will be retained by PLACA.

           POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

     Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

     For EBS Policies, the maximum mortality rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Premium Class. (See "Cost of Insurance," Page 33.)

     Illustrations reflecting the premiums and charges for EBS Policies will be provided upon request to purchasers of such Policies.


     There is no provision for misstatement of sex in the EBS Policies. (See "Misstatement of Age and Sex," Page 43.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options," Page 44.)

              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES


     In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus (other than Policies issued in states which require "unisex" policies (currently Montana) and EBS Policies (see "Policies Issued in Conjunction with Employee Benefit Plans," Page 50)) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.


                                 VOTING RIGHTS

     All of the assets held in the Subaccounts of the Variable Account will be invested in shares of corresponding portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. PLACA is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, PLACA will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Subaccount for which no timely instructions from policyowners are received will be voted by PLACA in the same proportion as those shares in that Subaccount for which instructions are received.

     Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which their Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, PLACA will cast votes, for or against any matter, in the same proportion as Owners vote.

     If required by state insurance officials, PLACA may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, PLACA may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Directors provided that PLACA's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on PLACA. If PLACA does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.

     At some later time, the Market Street Fund, Inc. shares may be held by separate accounts of insurance companies not affiliated with PLACA. PLACA expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. This will dilute the effect of voting instructions of Owners.

     Shares of the Funds other than The Market Street Fund, Inc. are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than PLACA that are not affiliated with PLACA. PLACA understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyowners invested in such separate accounts. This will dilute the effect of voting instructions of Owners of the Policies.

                CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE

     The voting rights described in this Prospectus are created under applicable Federal securities laws. To the extent that such laws or regulations promulgated thereunder eliminate the necessity to solicit voting instructions from Owners or restrict such voting rights, PLACA reserves the right to proceed in accordance with any such laws or regulations.

     PLACA also reserves the right, subject to compliance with applicable law, including approval of Owners, if so required: (1) to transfer assets determined by PLACA to be associated with the class of policies to which the Policies belong from one Subaccount or Separate Account to another Subaccount or Separate Account by withdrawing the same percentage of each investment in the account with appropriate adjustments to avoid odd lots and fractions (such transfers will not count against the four free transfers during a Policy Year); (2) to create additional separate investment accounts, to create divisions (or Subaccounts) from, or combine or remove divisions (or Subaccounts) from Separate Accounts, or to combine any two or more accounts including the Subaccounts, (3) to operate one or more of the Subaccounts as a management investment company under the 1940 Act, or in any other form permitted by law; (4) to deregister the unit investment trust under the 1940 Act; and (5) to modify the provisions of the Policies to comply with applicable laws. PLACA has reserved all rights in respect of its corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.

     Although PLACA believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Portfolios may become unsuitable for investment by the corresponding Subaccount because of a change in investment policy, or a change in the tax laws, or because the shares or units are no longer available for investment or for any other reasonable cause. In that event, PLACA may seek to substitute the shares of another Portfolio or of an entirely different mutual fund or trust. Before this would be done, the approval of the SEC and possible one or more state insurance departments would be obtained, to the extent legally required.

                        OFFICERS AND DIRECTORS OF PLACA


                                                                PRINCIPAL OCCUPATION
             NAME AND POSITION*                              DURING THE PAST FIVE YEARS
             ------------------                              --------------------------
Robert W. Kloss..............................  1996 to present -- President and Chief Executive
   Director and President                      Officer of PMLIC; 1994 to 1996 -- President and Chief
                                                 Operating Officer of PMLIC; 1986 to 1994 -- Chief
                                                 Executive Officer of Covenant Life Insurance
                                                 Company.
James G. Potter, Jr..........................  12/97 to present -- Executive Vice President, General
   Director, Secretary and Legal Officer         Counsel & Secretary of Provident Mutual Life
                                                 Insurance Company; 6/89 to 11/97 -- Chief Legal
                                                 Officer of Prudential Banks.
James D. Kestner.............................  11/94 to present -- Vice President of Provident Mutual
   Director                                    Life Insurance Company; 1/78 to 11/94 -- Sr. Vice
                                                 President and Treasurer of Covenant Life Insurance
                                                 Company.
Sarah C. Lange...............................  1983 to present -- Vice President of Provident Mutual
   Director                                    Life Insurance Company.

                                                                PRINCIPAL OCCUPATION
             NAME AND POSITION*                              DURING THE PAST FIVE YEARS
             ------------------                              --------------------------
J. Kevin McCarthy............................  1996 to present -- Executive Vice President and Chief
   Director                                      Marketing Officer of PMLIC; 1995 -- Vice President,
                                                 Variable Products at CNA Insurance Companies; 1992
                                                 to 1994 -- Vice President, Sales at PMLIC; 1981 to
                                                 1992 -- Strategic Managing Consultant at The Wolper
                                                 Ross Corporations.
Alan F. Hinkle...............................  1996 to present -- Executive Vice President and Chief
   Director                                      Actuary of PMLIC; 1974 to 1996 -- Vice President and
                                                 Individual Actuary of PMLIC.
Joan C. Tucker...............................  1996 to present -- Executive Vice President, Insurance
   Director                                      Operations at PMLIC; 1996 -- Senior Vice President,
                                                 Insurance Operations of PMLIC; 1993 to 1996 -- Vice
                                                 President Individual Insurance Operations at PMLIC;
                                                 1989 to 1993 -- Assistant Vice President, Agency
                                                 Administration of PMLIC.
Mary Lynn Finelli............................  1996 to present -- Executive Vice President and Chief
   Director                                      Financial Officer of PMLIC; 1986 to 1996 -- Vice
                                                 President and Controller of PMLIC; 1976 to 1986 --
                                                 Principal of Arthur Young Company.
Linda M. Springer............................  1996 to present -- Vice President and controller of
   Financial Reporting Officer                 PMLIC; 1995 to 1996 -- Assistant Vice President and
                                                 Actuary of PMLIC; 1992 to 1995 -- Actuary of PMLIC.
Rosanne Gatta................................  1994 to present -- Vice President and Treasurer of
   Treasurer                                   PMLIC; 1985 to 1994 -- Assistant Vice President and
                                                 Treasurer of PMLIC.


---------------
* Unless otherwise indicated, the address is 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

     A Fidelity Bond in the amount of $10 million covering PLACA's officers and employees has been issued by Aetna Casualty and Surety Company.

                            DISTRIBUTION OF POLICIES

     Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell PLACA's variable life insurance policies, and who are also registered representatives of 1717 Capital Management Company ("1717") or registered representatives of broker/dealers who have Selling Agreements with 1717 or registered representatives of broker/dealers who have Selling Agreements with such broker/dealers. 1717, whose address is Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). 1717 is an indirect wholly-owned subsidiary of PMLIC. 1717 acts as the principal underwriter, as defined in the 1940 Act, of the Policies (as well as other variable life policies) for the Subaccounts pursuant to an Underwriting Agreement to which the Accounts, 1717 and PLACA are parties. The Policies are offered and sold only in those states where their sale is lawful. 1717 receives no compensation as principal underwriter of the Policies. 1717 is also the principal underwriter of variable annuity contracts issued by PLACA and variable life and annuity contracts issued by PMLIC.

     The insurance underwriting and the determination of a proposed Insured's Premium Class and whether to accept or reject an application for a Policy is done by PLACA. PLACA will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the Free-Look provision.

     Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 81% of the premiums paid up to a target amount (used only to determine commission payments) and 2% of the premiums paid in excess of that amount. Agent commissions will not be more than 2% of premiums paid for Policy Years 2 through 10 and for years 11 and later, 0% of the premiums paid. However, for each premium received within 10 years following an increase in Face Amount, agent commissions on the premium paid up to the target amount for the increase in each year will be calculated using the commission rates for the corresponding Policy Year. Agents may also receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value, depending upon the circumstances. The annual renewal compensation will be computed on the Policy Anniversary beginning at the end of the second Policy Year. Agents may also receive expense allowances or bonuses. The agent may be required to return the first year commission less the deferred sales charge imposed if a Policy is not continued through the first Policy Year.

                                 POLICY REPORTS

     At least once each Policy Year a statement will be sent to the Owner describing the status of the Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Policy Account Value, the Guaranteed Account Value, the Loan Account Value, the value in each Subaccount, premiums paid since the last report, charges deducted since the last report, any partial withdrawals since the last report, and the current Net Cash Surrender Value. At the present time, PLACA plans to send these Policy Statements on a quarterly basis. In addition, a statement will be sent to an Owner showing the status of the Policy following the transfer of amounts from one Subaccount to another, the taking out of a loan, a repayment of a loan, a partial withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan). An Owner may request that a similar report be prepared at other times. PLACA may charge a reasonable fee for such requested reports and may limit the scope and frequency of such requested reports.

     An Owner will be sent a semi-annual report containing the financial statements of the Subaccounts and the Funds and Trust as required by the 1940 Act.


                            PREPARING FOR YEAR 2000



     Like all financial services providers, Provident Mutual Life Insurance Company and its affiliates (collectively "Provident Mutual") utilize systems that may be affected by Year 2000 transition issues and they rely on service providers, including banks, custodians, administrators, and investment managers that also may be affected. Provident Mutual have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that its service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on Provident Mutual. However, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. Provident Mutual currently anticipate that their systems will be Year 2000 compliant on or about January 1, 1999 but there can be no assurance that Provident Mutual will be successful, or that interaction with other service providers will not impair Provident Mutual's services at that time.


                                STATE REGULATION

     PLACA is subject to regulation and supervision by the Insurance Department of the State of Delaware which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Policy form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Policies are sold. PLACA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.


                               LEGAL PROCEEDINGS



     PMLIC and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, PMLIC believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or PMLIC.


                                    EXPERTS

     The Financial Statements listed on Page F-1, have been included in this Prospectus, in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

     Actuarial matters included in the Prospectus have been examined by Scott V. Carney, FSA, MAAA, Vice President and Actuary of PMLIC, as stated in his opinion filed as an exhibit to the Registration Statement.

                                 LEGAL MATTERS


     Sutherland, Asbill & Brennan, L.L.P., of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Adam Scaramella, Esq., Counsel of Provident Mutual Life Insurance Company, has provided advice on certain matters relating to the laws of Delaware regarding the Policies and PLACA's issuance of the Policies.

                                   APPENDIX A
             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES
                         AND NET CASH SURRENDER VALUES

     The following tables illustrate how the Death Benefits, Policy Account Values and Net Cash Surrender Values of a Policy may change with the investment experience of the Separate Accounts. The tables show how the Death Benefits, Policy Account Values and Net Cash Surrender Values of a Policy issued to an Insured of a given age and sex would vary over time if the investment return on the assets held in each Portfolio of the Fund and Trust were a uniform, gross, annual rate of 0%, 6% and 12%.

     The tables on pages A-3 to A-8 illustrate a Policy issued to a male Insured, Age 40 in the Preferred Premium Class with a Face Amount of $100,000 and a Planned Periodic Premium of $1,000 paid at the beginning of each Policy Year. The Death Benefits, Policy Account Values and Net Cash Surrender Values would be lower if the Insured was in a nonsmoker, smoker or special class, or a Class with extra ratings, since the cost of insurance charges would increase. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

     The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table), a Premium Expense Charge of 2%, maximum monthly administrative fee of $12 and a daily charge for mortality and expense risks equivalent to an annual rate of 0.90%; the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, a Premium Expense Charge of 2%, up until the current maximum premium sales charge is deducted, current monthly administrative fee of $7.50 and a daily charge for mortality and expense risks equivalent to an annual rate of 0.65%.


     The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge listed above, is 1.47% and 1.72%, respectively. This total charge is based on an assumption that an Owner allocates the Policy values equally among each Sub-Account of the Variable Account.



     These asset charges reflect an investment advisory fee of 0.65% which represents an average of the fees incurred by the Portfolios during the most recent fiscal year and expenses of 0.17% which is based on an average of the actual expenses incurred by the Portfolios during the most recent fiscal year. For all of the Portfolios, the annual expenses used in the illustrations are net of certain reimbursements that may or may not continue.



     Currently there is an expense reimbursement agreement between PMLIC and MS Fund pursuant to which PMLIC reimburses MS Fund expenses, excluding investment advisory fees, in excess of 0.40% for all Portfolios except the International Portfolio and 0.75% for the International Portfolio. There was no reimbursement in 1997. The Fund expenses, excluding advisory fees, during 1997 were 0.11% for the Growth Portfolio, 0.14% for the Money Market Portfolio, 0.22% for the Bond Portfolio, 0.17% for the Managed Portfolio, 0.18% for the Aggressive Growth Portfolio and 0.27% for the International Portfolio. It is anticipated that this agreement will continue past the current year. If it does not continue, Fund expenses may increase.



     Absent reimbursements, the investment advisory fees and other expenses during the most recent fiscal year for the portfolios were:



          VIP Fund Equity Income Portfolio 0.58%, VIP Fund Growth Portfolio 0.69%, VIP Fund Overseas Portfolio 0.91%, VIP Fund II Asset Manager Portfolio 0.65%, VIP Fund II Index 500 Portfolio 0.40%, VIP Fund II Investment Grade Bond Portfolio 0.58%, VIP Fund II Contrafund Portfolio 0.71% and Van Eck Worldwide Hard Assets Portfolio 1.18%.

     The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Subaccounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

     The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Guaranteed Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made and no transfers have been made in any Policy Year.

     Upon request, PLACA will provide a comparable illustration of future benefits under the Policy based upon the proposed Insured's Age and Premium Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and riders requested. PLACA reserves the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy Year.

     PROVIDENTMUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$100,000 FACE AMOUNT     MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION A   ANNUAL PREMIUM $1,000



              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%



                                GUARANTEED*                      CURRENT**
          PREMIUMS     -----------------------------   -----------------------------
END OF   ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR     PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
 ----     --------      -----      -----     -------    -----      -----     -------
   1        1,050         563          0     100,000      649          0     100,000
   2        2,153       1,101        251     100,000    1,273        423     100,000
   3        3,310       1,613        693     100,000    1,871        951     100,000
   4        4,526       2,097      1,107     100,000    2,441      1,451     100,000
   5        5,802       2,554      1,494     100,000    2,982      1,922     100,000
   6        7,142       2,980      1,850     100,000    3,492      2,362     100,000
   7        8,549       3,375      2,375     100,000    3,977      2,977     100,000
   8       10,027       3,736      2,986     100,000    4,436      3,686     100,000
   9       11,578       4,068      3,568     100,000    4,872      4,372     100,000
  10       13,207       4,377      4,127     100,000    5,294      5,044     100,000
  11       14,917       4,648      4,648     100,000    5,688      5,688     100,000
  12       16,713       4,874      4,874     100,000    6,047      6,047     100,000
  13       18,599       5,050      5,050     100,000    6,370      6,370     100,000
  14       20,579       5,170      5,170     100,000    6,652      6,652     100,000
  15       22,657       5,227      5,227     100,000    6,890      6,890     100,000
  16       24,840       5,215      5,215     100,000    7,207      7,207     100,000
  17       27,132       5,127      5,127     100,000    7,491      7,491     100,000
  18       29,539       4,959      4,959     100,000    7,741      7,741     100,000
  19       32,066       4,705      4,705     100,000    7,958      7,958     100,000
  20       34,719       4,354      4,354     100,000    8,138      8,138     100,000
  25       50,113         629        629     100,000    8,421      8,421     100,000
  30       69,760           0          0           0    7,113      7,113     100,000


---------------
 * These values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges.
** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

     PROVIDENTMUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$100,000 FACE AMOUNT     MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION A   ANNUAL PREMIUM $1,000



              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%



                                GUARANTEED*                      CURRENT**
          PREMIUMS     -----------------------------   -----------------------------
END OF   ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR     PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------   -----------   -------   ---------   -------   -------   ---------   -------
   1        1,050         608          0     100,000      696          0     100,000
   2        2,153       1,224        374     100,000    1,407        557     100,000
   3        3,310       1,849        929     100,000    2,133      1,213     100,000
   4        4,526       2,482      1,492     100,000    2,871      1,881     100,000
   5        5,802       3,121      2,061     100,000    3,621      2,561     100,000
   6        7,142       3,765      2,635     100,000    4,382      3,252     100,000
   7        8,549       4,412      3,412     100,000    5,160      4,160     100,000
   8       10,027       5,060      4,310     100,000    5,954      5,204     100,000
   9       11,578       5,712      5,212     100,000    6,768      6,268     100,000
  10       13,207       6,378      6,128     100,000    7,613      7,364     100,000
  11       14,917       7,039      7,039     100,000    8,476      8,476     100,000
  12       16,713       7,690      7,690     100,000    9,350      9,350     100,000
  13       18,599       8,323      8,323     100,000   10,235     10,235     100,000
  14       20,579       8,934      8,934     100,000   11,126     11,126     100,000
  15       22,657       9,513      9,513     100,000   12,021     12,021     100,000
  16       24,840      10,054     10,054     100,000   13,041     13,041     100,000
  17       27,132      10,547     10,547     100,000   14,082     14,082     100,000
  18       29,539      10,987     10,987     100,000   15,145     15,145     100,000
  19       32,066      11,366     11,366     100,000   16,232     16,232     100,000
  20       34,719      11,670     11,670     100,000   17,343     17,343     100,000
  25       50,113      11,450     11,450     100,000   23,230     23,230     100,000
  30       69,760       5,752      5,752     100,000   29,388     29,388     100,000


---------------

 * These values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges.
** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUBACCOUNTS AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     PROVIDENTMUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$100,000 FACE AMOUNT    MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION A  ANNUAL PREMIUM $1,000



             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%



                                GUARANTEED*                      CURRENT**
          PREMIUMS     -----------------------------   -----------------------------
END OF   ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR     PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
 ----     --------      -----      -----     -------    -----      -----     -------
   1        1,050         652          0     100,000      743           0    100,000
   2        2,153       1,352        502     100,000    1,547         697    100,000
   3        3,310       2,107      1,187     100,000    2,417       1,497    100,000
   4        4,526       2,918      1,928     100,000    3,357       2,367    100,000
   5        5,802       3,792      2,732     100,000    4,374       3,314    100,000
   6        7,142       4,731      3,601     100,000    5,474       4,344    100,000
   7        8,549       5,743      4,743     100,000    6,672       5,672    100,000
   8       10,027       6,831      6,081     100,000    7,976       7,226    100,000
   9       11,578       8,008      7,508     100,000    9,403       8,903    100,000
  10       13,207       9,293      9,043     100,000   10,977      10,727    100,000
  11       14,917      10,679     10,679     100,000   12,697      12,697    100,000
  12       16,713      12,171     12,171     100,000   14,573      14,573    100,000
  13       18,599      13,775     13,775     100,000   16,621      16,621    100,000
  14       20,579      15,501     15,501     100,000   18,858      18,858    100,000
  15       22,657      17,354     17,354     100,000   21,301      21,301    100,000
  16       24,840      19,346     19,346     100,000   24,085      24,085    100,000
  17       27,132      21,488     21,488     100,000   27,146      27,146    100,000
  18       29,539      23,797     23,797     100,000   30,516      30,516    100,000
  19       32,066      26,288     26,288     100,000   34,231      34,231    100,000
  20       34,719      28,979     28,979     100,000   38,330      38,330    100,000
  25       50,113      46,232     46,232     100,000   66,332      66,333    100,000
  30       69,760      73,537     73,537     100,000   113,105    113,105    131,202


---------------
 * These values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges.
** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will, differ if premiums are paid in different amounts or frequencies.

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

     PROVIDENTMUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$100,000 FACE AMOUNT    MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION B  ANNUAL PREMIUM $1,000



              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%



                                GUARANTEED*                      CURRENT**
          PREMIUMS     -----------------------------   -----------------------------
END OF   ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR     PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------   -----------   -------   ---------   -------   -------   ---------   -------
   1        1,050         562          0     100,562      648          0     100,648
   2        2,153       1,096        246     101,096    1,268        418     101,268
   3        3,310       1,603        683     101,603    1,862        942     101,862
   4        4,526       2,081      1,091     102,081    2,425      1,435     102,425
   5        5,802       2,529      1,469     102,529    2,958      1,898     102,958
   6        7,142       2,945      1,815     102,945    3,457      2,327     103,457
   7        8,549       3,328      2,328     103,328    3,929      2,929     103,929
   8       10,027       3,675      2,925     103,675    4,372      3,622     104,372
   9       11,578       3,989      3,489     103,989    4,790      4,290     104,790
  10       13,207       4,279      4,029     104,279    5,192      4,942     105,192
  11       14,917       4,527      4,527     104,527    5,562      5,562     105,562
  12       16,713       4,727      4,727     104,727    5,895      5,895     105,895
  13       18,599       4,874      4,874     104,874    6,187      6,187     106,187
  14       20,579       4,961      4,961     104,961    6,435      6,435     106,435
  15       22,657       4,981      4,981     104,981    6,634      6,634     106,634
  16       24,840       4,929      4,929     104,929    6,920      6,920     106,920
  17       27,132       4,798      4,798     104,798    7,167      7,167     107,167
  18       29,539       4,583      4,583     104,583    7,377      7,377     107,377
  19       32,066       4,280      4,280     104,280    7,550      7,550     107,550
  20       34,719       3,879      3,879     103,879    7,684      7,684     107,684
  25       50,113           0          0           0    7,675      7,675     107,675
  30       69,760           0          0           0    5,969      5,969     105,969


---------------

 * These values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges.
** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

     PROVIDENTMUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$100,000 FACE AMOUNT    MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION B  ANNUAL PREMIUM $1,000



              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%



                                GUARANTEED*                      CURRENT**
          PREMIUMS     -----------------------------   -----------------------------
END OF   ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR     PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
 ----     --------      -----      -----     -------    -----      -----     -------
   1        1,050         606          0     100,606      695          0     100,695
   2        2,153       1,218        368     101,218    1,402        552     101,402
   3        3,310       1,838        918     101,838    2,122      1,202     102,122
   4        4,526       2,462      1,472     102,462    2,852      1,862     102,852
   5        5,802       3,091      2,031     103,091    3,591      2,531     103,591
   6        7,142       3,720      2,590     103,720    4,337      3,207     104,337
   7        8,549       4,349      3,349     104,349    5,095      4,095     105,095
   8       10,027       4,973      4,223     104,973    5,864      5,114     105,864
   9       11,578       5,597      5,097     105,597    6,649      6,149     106,649
  10       13,207       6,227      5,977     106,227    7,458      7,208     107,458
  11       14,917       6,846      6,846     106,846    8,276      8,276     108,276
  12       16,713       7,445      7,445     107,445    9,099      9,099     109,099
  13       18,599       8,018      8,018     108,018    9,920      9,920     109,920
  14       20,579       8,556      8,556     108,556   10,738     10,738     110,738
  15       22,657       9,049      9,049     109,049   11,544     11,544     111,544
  16       24,840       9,488      9,488     109,488   12,479     12,479     112,479
  17       27,132       9,863      9,863     109,863   13,420     13,420     113,420
  18       29,539      10,165     10,165     110,165   14,368     14,368     114,368
  19       32,066      10,385     10,385     110,385   15,324     15,324     115,324
  20       34,719      10,506     10,506     110,506   16,283     16,283     116,283
  25       50,113       8,957      8,957     108,957   21,038     21,038     121,038
  30       69,760       1,305      1,305     101,305   25,010     25,010     125,010


---------------

 * These values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges.
** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

     PROVIDENTMUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$100,000 FACE AMOUNT    MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION B  ANNUAL PREMIUM $1,000



             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%



                                GUARANTEED*                      CURRENT**
          PREMIUMS     -----------------------------   -----------------------------
END OF   ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR     PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------   -----------   -------   ---------   -------   -------   ---------   -------
   1        1,050         650          0     100,650      742          0     100,742
   2        2,153       1,346        496     101,346    1,541        691     101,541
   3        3,310       2,094      1,174     102,094    2,404      1,484     102,404
   4        4,526       2,895      1,905     102,895    3,334      2,344     103,334
   5        5,802       3,754      2,694     103,754    4,336      3,276     104,336
   6        7,142       4,673      3,543     104,673    5,415      4,285     105,415
   7        8,549       5,657      4,657     105,657    6,585      5,585     106,585
   8       10,027       6,709      5,959     106,709    7,852      7,102     107,852
   9       11,578       7,839      7,339     107,839    9,230      8,730     109,230
  10       13,207       9,064      8,814     109,064   10,742     10,492     110,742
  11       14,917      10,373     10,373     110,373   12,383     12,383     112,383
  12       16,713      11,767     11,767     111,767   14,159     14,159     114,159
  13       18,599      13,248     13,248     113,248   16,082     16,082     116,082
  14       20,579      14,818     14,818     114,818   18,162     18,162     118,162
  15       22,657      16,477     16,477     116,477   20,408     20,408     120,408
  16       24,840      18,226     18,226     118,226   22,982     22,982     122,982
  17       27,132      20,066     20,066     120,066   25,786     25,786     125,786
  18       29,539      22,001     22,001     122,001   28,845     28,845     128,845
  19       32,066      24,032     24,032     124,032   32,185     32,185     132,185
  20       34,719      26,158     26,158     126,158   35,831     35,831     135,831
  25       50,113      37,979     37,979     137,979   59,766     59,766     159,766
  30       69,760      50,483     50,483     150,483   96,727     96,727     196,727


---------------

 * These values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

                                   APPENDIX B

                            LONG TERM MARKET TRENDS

     The information below is a record of the compound annual returns of common stocks, high-grade corporate bonds and 30-day U.S. Treasury bills over 20 year holding periods.* The compound annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

     The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high-grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. To the extent that cash value is allocated to separate accounts which invest in common stocks, these trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.


     The following chart illustrates the compound annual returns of the S&P 500 Composite Stock Price Index for each of the 20-year periods shown. These returns are compared to the compound annual returns of high-grade corporate bonds and U.S. Treasury bills for the same periods. (The 20-year periods selected for the chart begin in 1938 and have ending periods at five year intervals.)


        Measurement Period
      (Fiscal Year Covered)              Stocks               Bonds         U.S. Treasury Bills
1957                                      12.98                2.52                 0.91
1962                                      15.25                2.48                 1.50
1967                                      14.63                2.01                 2.38
1972                                      11.67                2.95                 3.39
1977                                       8.12                3.99                 4.44
1982                                       8.30                4.47                 6.51
1987                                       9.27                7.88                 7.44
1992                                      11.33                9.54                 7.70
1997                                      16.65               10.29                 7.29

---------------

* Sources: Common stock returns-Standard & Poor's 500 Composite Stock Price Index. Corporate bond returns -- Salomon Brothers Long Term High Grade Corporate Bond Index, and U.S. Treasury Bill returns -- C.R.S.P. U.S. Government Bond File through 1976 and The Wall Street Journal thereafter. All data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1998 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

     Over the 53 20-year time periods beginning in 1926 and ending in 1997 (i.e. 1926-1945, 1927-1946, and so on through 1978-1997):



     -- The compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds in 50 of the 53 periods.



     -- The compound annual return of common stocks surpassed that of U.S.
        Treasury bills in each of the 53 periods.



     -- Common stock compound annual returns exceeded the average annual rate of inflation in each of the 53 periods.



     Over the 43 30-year time periods beginning in 1926 and ending in 1997, the compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 43 periods.



     From 1926 through 1997 the compound annual return for common stocks was 11.0%, compared to 5.7% for high-grade, long-term corporate bonds, 5.2% for Long-Term Government Bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.

                            ------------------------


       SUMMARY TABLE: HISTORIC S&P 500 COMPOSITE STOCK INDEX RESULTS FOR


                            SPECIFIC HOLDING PERIODS



     The following chart categorizes the historical results of the Standard & Poor's 500 Composite Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 1997.



     The chart shows that historically, the longer that a portfolio matching the S&P 500 Composite Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.



     THE CHART IS NOT A PROJECTION OR REPRESENTATION OF FUTURE STOCK MARKET RESULTS. IT CANNOT BE TAKEN AS REPRESENTATIVE OF THE PERFORMANCE OF ANY ONE SEPARATE ACCOUNT. Rather it shows the historic performance of a broad index of stocks over arbitrarily selected time periods.



             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:



                                                                                                      GREATER
                                                                                                       THAN
           HOLDING              NEGATIVE    0.5.00%    5.01-10.00%    10.01-15.00%    15.01-20.00%    20.00%
            PERIOD               RETURN     RETURN       RETURN          RETURN          RETURN       RETURN
            ------              --------    -------    -----------    ------------    ------------    ------
 1 year                           27.8%       4.2%        11.1%            6.9%           11.1%        38.9%
 5 years                          10.3%      14.7%        14.7%           32.4%           17.6%        10.3%
10 years                           3.2%      11.1%        34.9%           22.2%           27.0%         1.6%
20 years                           0.0%       5.8%        32.1%           54.7%            7.5%         0.0%


---------------

Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1998 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

                     TREASURY BILLS ADJUSTED FOR INFLATION

     The data below show the annual rate of return over 20-year holding periods of U.S. Treasury Bills after adjusting for inflation as measured by the Urban Consumer Price Index. This annual rate, as adjusted, is also called the real interest rate and is represented as the real interest rate in the chart below. U.S. Treasury Bills are considered to be one of the safest kinds of investments, as they are backed by the U.S. government. However, the highest inflation-adjusted return of U.S. Treasury Bills over the historic 20-year periods presented below has been modest.

                     Measurement Period                        Treasury Bills Adjusted for
                   (Fiscal Year Covered)                                Inflation
1957                                                                      -2.45
1962                                                                      -1.44
1967                                                                       0.50
1972                                                                       1.02
1977                                                                       0.44
1982                                                                       0.47
1987                                                                       1.07
1992                                                                       1.40
1997                                                                       2.29

Selected 20-year periods ending on year shown above.
---------------

Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1998 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

                          ---------------------------

                 THE "DOLLAR COST AVERAGING" INVESTMENT METHOD

     As the Compound Annual Returns graph indicates, the investment performance of many common stocks has generally been positive over certain relatively long periods. Common stocks have, however, also been subject to market declines, often dramatic ones, and general volatility of prices over shorter time periods. The price fluctuations of common stocks has historically been greater than that of high-grade debt securities.

     The relative volatility of common stock prices as compared with prices of high-grade debt instruments offers both advantages and disadvantages to investors. Unfortunately, many investors who otherwise might be interested in common stocks see only the disadvantages and not the advantages of stock price fluctuation. The primary disadvantage, of course, is that price declines can be prolonged and substantial, and when this occurs, investors cannot liquidate their investments without realizing losses. Price declines, however, also offer investors important opportunities.

     Opportunity arises from the fact that investors can purchase more common stock for the same amount of money than they would before prices declined. Investors may take advantage of this if they remain willing to continue investing in both rising and falling markets. The dollar cost averaging method of investing demonstrates this.

     In this method of investing:

     - Relatively constant dollar amounts are invested at regular intervals (monthly, quarterly, or annually).

     - Stock market fluctuations, especially the savings on purchases from price declines, are exploited for the investor's benefit.

                        HOW DOLLAR COST AVERAGING WORKS

 INVESTMENTS AT     COMMON STOCK    SHARES
REGULAR INTERVALS   MARKET PRICE   PURCHASED
-----------------   ------------   ---------
      $150              $20              7.5
       150               15             10.0
       150               10             15.0
       150                5             30.0
       150               10             15.0
       150               15             10.0
      ----                         ---------
      $900                              87.5
Total Value of 87.5 shares @ 15/share                $1,312.50
Less Investment made                                   (900.00)
                                                     ---------
Gain/Profit                                          $  412.50

     Though the market price has not returned to the initial high of $20 per share, dollar cost averaging has permitted the investor to purchase more shares at a savings and thus realize a significant gain. Obviously, the dollar cost averaging method only works if the investor continues to invest relatively constant amounts over a long period of time.

     This plan of investing does not assure a profit or protect against a loss in declining markets; it does allow investors to take advantage of market fluctuations. Since the success of this strategy is dependent on systematic investing, purchasers should consider their ability to sustain their payments through all periods of marketing fluctuations.

     How does the dollar cost averaging method relate to a variable life insurance policy? A policyowner may invest his or her net premiums in a separate account, and, although a Policy's value in the separate accounts is affected by several factors other than investment experience (e.g., cash value charges and charges against the separate account), the dollar cost averaging method can be generally applied to the Policy to the extent that the policyowner pays premiums on a regular basis and he or she allocates net premiums to separate accounts which invest in common stocks in relatively constant amounts.

                              FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Providentmutual Variable Life Separate Account
     Report of Independent Accountants......................   F-2
     Statements of Assets and Liabilities, December 31,
      1997..................................................   F-3
     Statements of Operations for the Year Ended December
      31, 1997..............................................   F-7
     Statements of Operations for the Year Ended December
      31, 1996..............................................  F-11
     Statements of Operations for the Period February 1,
      1995 (Date of Inception) to December 31, 1995.........  F-15
     Statements of Changes in Net Assets for the Year Ended
      December 31, 1997.....................................  F-18
     Statements of Changes in Net Assets for the Year Ended
      December 31, 1996.....................................  F-22
     Statements of Changes in Net Assets for the Period
      February 1, 1995 (Date of Inception) to December 31,
      1995..................................................  F-26
     Notes to Financial Statements..........................  F-29
Providentmutual Life and Annuity Company of America
     Report of Independent Accountants......................  F-44
     Statements of Financial Condition as of December 31,
      1997 and 1996.........................................  F-45
     Statements of Operations for the Years Ended December
      31, 1997, 1996, and 1995..............................  F-46
     Statements of Capital and Surplus for the Years Ended
      December 31, 1997, 1996, and 1995.....................  F-47
     Statements of Cash Flows for the Years Ended December
      31, 1997, 1996, and 1995..............................  F-48
     Notes to Financial Statements..........................  F-49

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Policyholders and
  Board of Directors of
Providentmutual Life and Annuity
  Company of America

We have audited the accompanying statements of assets and liabilities of the Providentmutual Variable Life Separate Account (comprising twenty-two subaccounts) as of December 31, 1997, and the related statements of operations and changes in net assets for the two years in the period then ended and the period February 1, 1995 (Date of Inception) to December 31, 1995. These financial statements are the responsibility of the management of the Providentmutual Variable Life Separate Account. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Providentmutual Variable Life Separate Account as of December 31, 1997, and the results of its operations and the changes in its net assets for the two years in the period then ended and the period February 1, 1995 (Date of Inception) to December 31, 1995 in conformity with generally accepted accounting principles.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
March 4, 1998

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Assets and Liabilities, December 31, 1997

--------------------------------------------------------------------------------

                                                    MONEY                                AGGRESSIVE
                                       GROWTH       MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street
  Fund, Inc., at market value:
  Growth Portfolio.................  $1,620,894
  Money Market Portfolio...........               $3,217,082
  Bond Portfolio...................                             $589,487
  Managed Portfolio................                                          $361,475
  Aggressive Growth Portfolio......                                                      $1,268,161
  International Portfolio..........                                                                    $1,335,505
Dividends receivable...............                  15,692
Receivable from Providentmutual
  Life and Annuity Company of
  America..........................                 483,366
                                     ----------   ----------    --------     --------    ----------    ----------
NET ASSETS.........................  $1,620,894   $3,716,140    $589,487     $361,475    $1,268,161    $1,335,505
                                     ==========   ==========    ========     ========    ==========    ==========
Held for the benefit of
  policyholders....................  $1,574,004   $3,690,235    $556,153     $320,115    $1,228,049    $1,300,439
Attributable to Providentmutual
  Life and Annuity Company of
  America..........................     46,890       25,905       33,334       41,360       40,112         35,066
                                     ----------   ----------    --------     --------    ----------    ----------
                                     $1,620,894   $3,716,140    $589,487     $361,475    $1,268,161    $1,335,505
                                     ==========   ==========    ========     ========    ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Assets and Liabilities, December 31, 1997

--------------------------------------------------------------------------------

                                                                FIDELITY                  FIDELITY
                                    FIDELITY       FIDELITY       HIGH       FIDELITY      ASSET        FIDELITY
                                  EQUITY-INCOME     GROWTH       INCOME      OVERSEAS     MANAGER       INDEX 500
                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable
  Insurance Products Fund, at
  market value:
  Equity-Income Portfolio.......   $5,549,225
  Growth Portfolio..............                  $5,552,399
  High Income Portfolio.........                               $1,258,364
  Overseas Portfolio............                                            $1,835,860
Investment in the Variable
  Insurance Products Fund II, at
  market value:
  Asset Manager Portfolio.......                                                         $1,257,078
  Index 500 Portfolio...........                                                                       $4,935,868
                                   ----------     ----------   ----------   ----------   ----------    ----------
NET ASSETS......................   $5,549,225     $5,552,399   $1,258,364   $1,835,860   $1,257,078    $4,935,868
                                   ==========     ==========   ==========   ==========   ==========    ==========
Held for the benefit of
  policyholders.................   $5,502,728     $5,504,346   $1,218,329   $1,799,914   $1,216,467    $4,882,503
Attributable to Providentmutual
  Life and Annuity Company of
  America.......................       46,497        48,053       40,035       35,946       40,611         53,365
                                   ----------     ----------   ----------   ----------   ----------    ----------
                                   $5,549,225     $5,552,399   $1,258,364   $1,835,860   $1,257,078    $4,935,868
                                   ==========     ==========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Assets and Liabilities, December 31, 1997

--------------------------------------------------------------------------------

                                                    FIDELITY                 NEUBERGER    NEUBERGER     NEUBERGER &
                                                   INVESTMENT    FIDELITY     & BERMAN     & BERMAN    BERMAN LIMITED
                                                   GRADE BOND   CONTRAFUND    BALANCED      GROWTH     MATURITY BOND
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance Products
  Fund II, at market value:
  Investment Grade Bond Portfolio................   $654,754
  Contrafund Portfolio...........................               $2,126,511
Investment in the Neuberger & Berman Advisers
  Management Trust, at market value:
  Balanced Portfolio.............................                             $363,494
  Growth Portfolio...............................                                         $1,217,185
  Limited Maturity Bond Portfolio................                                                         $528,343
                                                    --------    ----------    --------    ----------      --------
NET ASSETS.......................................   $654,754    $2,126,511    $363,494    $1,217,185      $528,343
                                                    ========    ==========    ========    ==========      ========
Held for the benefit of policyholders............   $622,247    $2,092,513    $324,413    $1,171,569      $497,752
Attributable to Providentmutual Life and Annuity
  Company of America.............................     32,507       33,998       39,081       45,616         30,591
                                                    --------    ----------    --------    ----------      --------
                                                    $654,754    $2,126,511    $363,494    $1,217,185      $528,343
                                                    ========    ==========    ========    ==========      ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Assets and Liabilities, December 31, 1997

--------------------------------------------------------------------------------

                                                       AMERICAN                   VAN ECK      VAN ECK         ALGER
                                                      CENTURY VP     VAN ECK     WORLDWIDE    WORLDWIDE       AMERICAN
                                                       CAPITAL      WORLDWIDE       HARD       EMERGING        SMALL
                                                     APPRECIATION      BOND        ASSETS      MARKETS     CAPITALIZATION
                                                      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in American Century Variable Portfolios,
  Inc., at market value:
  American Century VP Capital Appreciation
    Portfolio......................................    $617,522
Investment in the Van Eck Worldwide Insurance
  Trust, at market value:
  Van Eck Worldwide Bond Portfolio.................                  $284,774
  Van Eck Worldwide Hard Assets Portfolio..........                               $362,835
  Van Eck Worldwide Emerging Markets Portfolio.....                                            $668,520
Investment in the Alger American Fund, at market
  value:
  Alger American Small Capitalization Portfolio....                                                          $1,461,832
                                                       --------      --------     --------     --------      ----------
NET ASSETS.........................................    $617,522      $284,774     $362,835     $668,520      $1,461,832
                                                       ========      ========     ========     ========      ==========
Held for the benefit of policyholders..............    $586,501      $254,254     $327,375     $644,557      $1,436,398
Attributable to Providentmutual Life and Annuity
  Company of America...............................      31,021        30,520       35,460       23,963          25,434
                                                       --------      --------     --------     --------      ----------
                                                       $617,522      $284,774     $362,835     $668,520      $1,461,832
                                                       ========      ========     ========     ========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                          MONEY                                AGGRESSIVE
                                             GROWTH       MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends................................   $ 17,576     $104,494     $12,984      $ 4,398      $  4,527       $ 3,778
EXPENSES
Mortality and expense risks..............      6,086       13,586       1,402          898         4,955         5,375
                                            --------     --------     -------      -------      --------       -------
Net investment income (loss).............     11,490       90,908      11,582        3,500          (428)       (1,597)
                                            --------     --------     -------      -------      --------       -------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Realized gain distributions reinvested...     64,240                                   637           898        29,576
Net realized gain from redemption of
  investment shares......................      8,284                    4,094        3,520        28,779         4,619
                                            --------     --------     -------      -------      --------       -------
Net realized gain on investments.........     72,524                    4,094        4,157        29,677        34,195
                                            --------     --------     -------      -------      --------       -------
Net unrealized appreciation of
  investments:
  Beginning of year......................     53,902                    2,198        6,860        42,267        24,229
  End of year............................    172,999                   12,860       29,978       155,190        29,510
                                            --------     --------     -------      -------      --------       -------
Net unrealized appreciation of
  investments during the year............    119,097                   10,662       23,118       112,923         5,281
                                            --------     --------     -------      -------      --------       -------
Net realized and unrealized gains on
  investments............................    191,621                   14,756       27,275       142,600        39,476
                                            --------     --------     -------      -------      --------       -------
Net increase in net assets resulting
  from operations........................   $203,111     $ 90,908     $26,338      $30,775      $142,172       $37,879
                                            ========     ========     =======      =======      ========       =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                       FIDELITY                  FIDELITY
                                           FIDELITY       FIDELITY       HIGH       FIDELITY      ASSET       FIDELITY
                                         EQUITY-INCOME     GROWTH       INCOME      OVERSEAS     MANAGER     INDEX 500
                                          SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................    $ 37,203       $ 16,922     $ 29,332     $ 10,489     $ 27,124     $ 18,761
EXPENSES
Mortality and expense risks............      23,064         24,779        4,291        7,257        6,126       19,263
                                           --------       --------     --------     --------     --------     --------
Net investment income (loss)...........      14,139         (7,857)      25,041        3,232       20,998         (502)
                                           --------       --------     --------     --------     --------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions
  reinvested...........................     187,050         75,747        3,625       41,640       68,039       38,068
Net realized gain from redemption of
  investment shares....................      56,511         29,405       10,154       24,813        3,869       78,340
                                           --------       --------     --------     --------     --------     --------
Net realized gain on investments.......     243,561        105,152       13,779       66,453       71,908      116,408
                                           --------       --------     --------     --------     --------     --------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of year....................     140,032        120,385       17,486       44,125       42,785      130,599
  End of year..........................     689,708        749,980       92,199       12,760      120,277      762,238
                                           --------       --------     --------     --------     --------     --------
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................     549,676        629,595       74,713      (31,365)      77,492      631,639
                                           --------       --------     --------     --------     --------     --------
Net realized and unrealized gain on
  investments..........................     793,237        734,747       88,492       35,088      149,400      748,047
                                           --------       --------     --------     --------     --------     --------
Net increase in net assets
  resulting from operations............    $807,376       $726,890     $113,533     $ 38,320     $170,398     $747,545
                                           ========       ========     ========     ========     ========     ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                  FIDELITY                 NEUBERGER    NEUBERGER       NEUBERGER
                                                 INVESTMENT    FIDELITY     & BERMAN     & BERMAN    & BERMAN LIMITED
                                                 GRADE BOND   CONTRAFUND    BALANCED      GROWTH      MATURITY BOND
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends......................................   $10,062      $  2,887     $ 3,239                      $ 3,868
EXPENSES
Mortality and expense risks....................     1,476         7,089       1,484      $  5,067          1,400
                                                  -------      --------     -------      --------        -------
Net investment income (loss)...................     8,586        (4,202)      1,755        (5,067)         2,468
                                                  -------      --------     -------      --------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.........                   7,630       8,314        50,230
Net realized gain (loss) from redemption of
  investment shares............................     2,284        25,400         618         5,576           (214)
                                                  -------      --------     -------      --------        -------
Net realized gain (loss) on investments........     2,284        33,030       8,932        55,806           (214)
                                                  -------      --------     -------      --------        -------
Net unrealized appreciation of investments:
  Beginning of year............................     5,863        15,525       1,403        11,488            208
  End of year..................................    20,012       204,136      34,081       138,020         13,790
                                                  -------      --------     -------      --------        -------
Net unrealized appreciation of investments
  during the year..............................    14,149       188,611      32,678       126,532         13,582
                                                  -------      --------     -------      --------        -------
Net realized and unrealized gain on
  investments..................................    16,433       221,641      41,610       182,338         13,368
                                                  -------      --------     -------      --------        -------
Net increase in net assets resulting from
  operations...................................   $25,019      $217,439     $43,365      $177,271        $15,836
                                                  =======      ========     =======      ========        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                    AMERICAN                                 VAN ECK
                                                   CENTURY VP     VAN ECK       VAN ECK     WORLDWIDE    ALGER AMERICAN
                                                    CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING        SMALL
                                                  APPRECIATION      BOND      HARD ASSETS    MARKETS     CAPITALIZATION
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.......................................                   $3,474      $  4,182     $     403
EXPENSES
Mortality and expense risks.....................    $  3,060        1,180         1,321         2,514       $  5,530
                                                    --------       ------      --------     ---------       --------
Net investment income (loss)....................      (3,060)       2,294         2,861        (2,111)        (5,530)
                                                    --------       ------      --------     ---------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested..........       9,129                      3,087                       29,556
Net realized gain (loss) from redemption of
  investment shares.............................     (14,973)         483        12,840        12,776           (646)
                                                    --------       ------      --------     ---------       --------
Net realized gain (loss) on investments.........      (5,844)         483        15,927        12,776         28,910
                                                    --------       ------      --------     ---------       --------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year.............................     (33,973)       2,328        12,095         4,779         (4,261)
  End of year...................................     (36,829)       7,894        (3,949)     (165,992)        82,155
                                                    --------       ------      --------     ---------       --------
Net unrealized appreciation (depreciation) of
  investments during the year...................      (2,856)       5,566       (16,044)     (170,771)        86,416
                                                    --------       ------      --------     ---------       --------
Net realized and unrealized gain (loss) on
  investments...................................      (8,700)       6,049          (117)     (157,995)       115,326
                                                    --------       ------      --------     ---------       --------
Net increase (decrease) in net assets resulting
  from operations...............................    ($11,760)      $8,343      $  2,744     ($160,106)      $109,796
                                                    ========       ======      ========     =========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                          MONEY                                AGGRESSIVE
                                             GROWTH       MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends................................   $ 7,629      $15,339       $4,534       $1,814      $ 1,617        $ 1,188
EXPENSES
Mortality and expense risks..............     1,837        1,825          383          139        1,734          1,421
                                            -------      -------       ------       ------      -------        -------
Net investment income (loss).............     5,792       13,514        4,151        1,675         (117)          (233)
                                            -------      -------       ------       ------      -------        -------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Realized gain distributions reinvested...     7,226                                  1,578       16,290          4,817
Net realized gain from redemption of
  investment shares......................     4,464                       741          663        2,217          2,539
                                            -------      -------       ------       ------      -------        -------
Net realized gain on investments.........    11,690                       741        2,241       18,507          7,356
                                            -------      -------       ------       ------      -------        -------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of year......................    10,721                     3,919        4,931        6,340          5,545
  End of year............................    53,902                     2,198        6,860       42,267         24,229
                                            -------      -------       ------       ------      -------        -------
Net unrealized appreciation
  (depreciation) of investments during
  the year...............................    43,181                    (1,721)       1,929       35,927         18,684
                                            -------      -------       ------       ------      -------        -------
Net realized and unrealized gains
  (losses)
  on investments.........................    54,871                      (980)       4,170       54,434         26,040
                                            -------      -------       ------       ------      -------        -------
Net increase in net assets resulting
  from operations........................   $60,663      $13,514       $3,171       $5,845      $54,317        $25,807
                                            =======      =======       ======       ======      =======        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                       FIDELITY                  FIDELITY
                                           FIDELITY       FIDELITY       HIGH       FIDELITY      ASSET       FIDELITY
                                         EQUITY-INCOME     GROWTH       INCOME      OVERSEAS     MANAGER     INDEX 500
                                          SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................    $    795       $  2,013     $13,682      $ 2,659      $ 4,580      $  2,651
EXPENSES
Mortality and expense risks............       6,521          9,311       1,324        2,129        1,923         3,896
                                           --------       --------     -------      -------      -------      --------
Net investment income (loss)...........      (5,726)        (7,298)     12,358          530        2,657        (1,245)
                                           --------       --------     -------      -------      -------      --------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Realized gain distributions
  reinvested...........................      22,764         50,823       2,677        2,926        3,777         6,818
Net realized gain from redemption of
  investment shares....................      12,493         14,571       1,337        3,493        4,586        17,448
                                           --------       --------     -------      -------      -------      --------
Net realized gain on investments.......      35,257         65,394       4,014        6,419        8,363        24,266
                                           --------       --------     -------      -------      -------      --------
Net unrealized appreciation
  of investments:
  Beginning of year....................      26,993         10,036       4,518        6,809        5,339        16,619
  End of year..........................     140,032        120,385      17,486       44,125       42,785       130,599
                                           --------       --------     -------      -------      -------      --------
Net unrealized appreciation of
  investments during the year..........     113,039        110,349      12,968       37,316       37,446       113,980
                                           --------       --------     -------      -------      -------      --------
Net realized and unrealized
  gain on investments..................     148,296        175,743      16,982       43,735       45,809       138,246
                                           --------       --------     -------      -------      -------      --------
Net increase in net assets
  resulting from operations............    $142,570       $168,445     $29,340      $44,265      $48,466      $137,001
                                           ========       ========     =======      =======      =======      ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                  FIDELITY                 NEUBERGER    NEUBERGER       NEUBERGER
                                                 INVESTMENT    FIDELITY     & BERMAN     & BERMAN    & BERMAN LIMITED
                                                 GRADE BOND   CONTRAFUND    BALANCED      GROWTH      MATURITY BOND
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends......................................    $3,435                    $1,823      $    91          $2,949
EXPENSES
Mortality and expense risks....................       488      $   337          477        2,041              83
                                                   ------      -------       ------      -------          ------
Net investment income (loss)...................     2,947         (337)       1,346       (1,950)          2,866
                                                   ------      -------       ------      -------          ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.........                              10,142       21,199
Net realized gain (loss) from redemption of
  investment shares............................       596        1,095          617        4,169             (74)
                                                   ------      -------       ------      -------          ------
Net realized gain (loss) on investments........       596        1,095       10,759       25,368             (74)
                                                   ------      -------       ------      -------          ------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year............................     4,575                     5,547        5,688           1,194
  End of year..................................     5,863       15,525        1,403       11,488             208
                                                   ------      -------       ------      -------          ------
Net unrealized appreciation (depreciation) of
  investments during the year..................     1,288       15,525       (4,144)       5,800            (986)
                                                   ------      -------       ------      -------          ------
Net realized and unrealized gain (loss) on
  investments..................................     1,884       16,620        6,615       31,168          (1,060)
                                                   ------      -------       ------      -------          ------
Net increase in net assets resulting from
  operations...................................    $4,831      $16,283       $7,961      $29,218          $1,806
                                                   ======      =======       ======      =======          ======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                VAN ECK     VAN ECK GOLD    VAN ECK     ALGER AMERICAN
                                                               WORLDWIDE    AND NATURAL     EMERGING        SMALL
                                                  TCI GROWTH      BOND       RESOURCES      MARKETS     CAPITALIZATION
                                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.......................................                 $1,824       $   600        $  137
EXPENSES
Mortality and expense risks.....................   $  1,480         277           375            70        $   374
                                                   --------      ------       -------        ------        -------
Net investment income (loss)....................     (1,480)      1,547           225            67           (374)
                                                   --------      ------       -------        ------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested..........     23,158                       588
Net realized gain (loss) from redemption of
  investment shares.............................      4,391         218         2,780           254            (72)
                                                   --------      ------       -------        ------        -------
Net realized gain (loss) on investments.........     27,549         218         3,368           254            (72)
                                                   --------      ------       -------        ------        -------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year.............................      7,429       1,924         5,371
  End of year...................................    (33,973)      2,328        12,095         4,779         (4,261)
                                                   --------      ------       -------        ------        -------
Net unrealized appreciation (depreciation) of
  investments during the year...................    (41,402)        404         6,724         4,779         (4,261)
                                                   --------      ------       -------        ------        -------
Net realized and unrealized gain (loss) on
  investments...................................    (13,853)        622        10,092         5,033         (4,333)
                                                   --------      ------       -------        ------        -------
Net increase (decrease) in net assets resulting
  from operations...............................   ($15,333)     $2,169       $10,317        $5,100        ($4,707)
                                                   ========      ======       =======        ======        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Period February 1, 1995 (Date of Inception) to December 31, 1995

--------------------------------------------------------------------------------

                                                          MONEY                                AGGRESSIVE
                                             GROWTH       MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends................................   $ 1,144       $5,330       $1,517       $  914
EXPENSES
Mortality and expense risks..............       190          500           42            9       $  215        $   73
                                            -------       ------       ------       ------       ------        ------
Net investment income (loss).............       954        4,830        1,475          905         (215)          (73)
                                            -------       ------       ------       ------       ------        ------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain from redemption of
  investment shares......................     1,386                       134           40          481           266
                                            -------       ------       ------       ------       ------        ------
Net realized gain on investments.........     1,386                       134           40          481           266
                                            -------       ------       ------       ------       ------        ------
Net unrealized appreciation of
  investments:
  Beginning of period
  End of period..........................    10,721                     3,919        4,931        6,340         5,545
                                            -------       ------       ------       ------       ------        ------
Net unrealized appreciation of
  investments during the period..........    10,721                     3,919        4,931        6,340         5,545
                                            -------       ------       ------       ------       ------        ------
Net realized and unrealized gain
  on investments.........................    12,107                     4,053        4,971        6,821         5,811
                                            -------       ------       ------       ------       ------        ------
Net increase in net assets resulting
  from operations........................   $13,061       $4,830       $5,528       $5,876       $6,606        $5,738
                                            =======       ======       ======       ======       ======        ======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Period February 1, 1995 (Date of Inception) to December 31, 1995

--------------------------------------------------------------------------------

                                FIDELITY                  FIDELITY                  FIDELITY                  FIDELITY
                                EQUITY-      FIDELITY       HIGH       FIDELITY      ASSET       FIDELITY    INVESTMENT
                                 INCOME       GROWTH       INCOME      OVERSEAS     MANAGER     INDEX 500    GRADE BOND
                               SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends....................   $ 3,295      $   141       $1,794       $  100       $  529      $   412       $  872
EXPENSES
Mortality and expense
  risks......................       581          774          114          250           82          259           80
                                -------      -------       ------       ------       ------      -------       ------
Net investment income
  (loss).....................     2,714         (633)       1,680         (150)         447          153          792
                                -------      -------       ------       ------       ------      -------       ------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain distributions
  reinvested.................     1,251                                    100                        56
Net realized gain from
  redemption of investment
  shares.....................     1,814        2,933          562          455          654        1,999          196
                                -------      -------       ------       ------       ------      -------       ------
Net realized gain on
  investments................     3,065        2,933          562          555          654        2,055          196
                                -------      -------       ------       ------       ------      -------       ------
Net unrealized appreciation
  of investments:
  Beginning of period
  End of period..............    26,993       10,036        4,518        6,809        5,339       16,619        4,575
                                -------      -------       ------       ------       ------      -------       ------
Net unrealized appreciation
  of investments during the
  period.....................    26,993       10,036        4,518        6,809        5,339       16,619        4,575
                                -------      -------       ------       ------       ------      -------       ------
Net realized and unrealized
  gain on investments........    30,058       12,969        5,080        7,364        5,993       18,674        4,771
                                -------      -------       ------       ------       ------      -------       ------
Net increase in net assets
  resulting from
  operations.................   $32,772      $12,336       $6,760       $7,214       $6,440      $18,827       $5,563
                                =======      =======       ======       ======       ======      =======       ======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Period February 1, 1995 (Date of Inception) to December 31, 1995

--------------------------------------------------------------------------------

                                NEUBERGER    NEUBERGER       NEUBERGER                     VAN ECK         VAN ECK
                                 & BERMAN     & BERMAN    & BERMAN LIMITED      TCI       WORLDWIDE    GOLD AND NATURAL
                                 BALANCED      GROWTH      MATURITY BOND       GROWTH        BOND         RESOURCES
                                SUBACCOUNT   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.....................    $  478       $   61          $1,375                       $2,583          $  294
EXPENSES
Mortality and expense risks...        81          247              10          $  123           67              11
                                  ------       ------          ------          ------       ------          ------
Net investment income
  (loss)......................       397         (186)          1,365            (123)       2,516             283
                                  ------       ------          ------          ------       ------          ------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain distributions
  reinvested..................       154          818
Net realized gain from
  redemption of investment
  shares......................       172        1,767               6           1,594          201             197
                                  ------       ------          ------          ------       ------          ------
Net realized gain on
  investments.................       326        2,585               6           1,594          201             197
                                  ------       ------          ------          ------       ------          ------
Net unrealized appreciation of
  investments:
  Beginning of period
  End of period...............     5,547        5,688           1,194           7,429        1,924           5,371
                                  ------       ------          ------          ------       ------          ------
Net unrealized appreciation of
  investments during the
  period......................     5,547        5,688           1,194           7,429        1,924           5,371
                                  ------       ------          ------          ------       ------          ------
Net realized and unrealized
  gain on investments.........     5,873        8,273           1,200           9,023        2,125           5,568
                                  ------       ------          ------          ------       ------          ------
Net increase in net assets
  resulting from operations...    $6,270       $8,087          $2,565          $8,900       $4,641          $5,851
                                  ======       ======          ======          ======       ======          ======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                     MONEY                                AGGRESSIVE
                                       GROWTH       MARKET         BOND       MANAGED       GROWTH     INTERNATIONAL
                                     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).......  $  11,490    $   90,908    $  11,582     $  3,500    $    (428)    $   (1,597)
Net realized gain on investments...     72,524                      4,094        4,157       29,677         34,195
Net unrealized appreciation of
  investments during the year......    119,097                     10,662       23,118      112,923          5,281
                                     ----------   -----------   ---------     --------    ----------    ----------
Net increase in net assets from
  operations.......................    203,111        90,908       26,338       30,775      142,172         37,879
                                     ----------   -----------   ---------     --------    ----------    ----------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums........    606,490    12,818,390      174,094       62,606      504,056        534,082
Cost of insurance and
  administrative charges...........   (123,739)     (377,001)     (29,359)     (18,265)    (103,540)       (94,480)
Surrenders and forfeitures.........     (8,110)       (2,037)        (655)        (561)      (7,104)        (7,124)
Net withdrawals due to policy
  loans............................     (1,427)       (2,750)      (2,918)        (647)      (6,952)        (2,905)
Transfers between investment
  portfolios.......................    392,712    (9,338,827)     290,953      207,288      267,938        418,275
Withdrawals due to death
  benefits.........................     (2,251)         (880)      (1,330)                   (1,025)          (490)
                                     ----------   -----------   ---------     --------    ----------    ----------
Net increase in net assets derived
  from policy transactions.........    863,675     3,096,895      430,785      250,421      653,373        847,358
                                     ----------   -----------   ---------     --------    ----------    ----------
Total increase in net assets.......  1,066,786     3,187,803      457,123      281,196      795,545        885,237
NET ASSETS
  Beginning of year................    554,108       528,337      132,364       80,279      472,616        450,268
                                     ----------   -----------   ---------     --------    ----------    ----------
  End of year......................  $1,620,894   $3,716,140    $ 589,487     $361,475    $1,268,161    $1,335,505
                                     ==========   ===========   =========     ========    ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                            FIDELITY                  FIDELITY                  FIDELITY
                                            EQUITY-      FIDELITY       HIGH       FIDELITY      ASSET       FIDELITY
                                             INCOME       GROWTH       INCOME      OVERSEAS     MANAGER     INDEX 500
                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).............  $  14,139    $  (7,857)   $  25,041    $   3,232    $  20,998    $     (502)
Net realized gain on investments.........    243,561      105,152       13,779       66,453       71,908       116,408
Net unrealized appreciation
  (depreciation) of investments during
  the year...............................    549,676      629,595       74,713      (31,365)      77,492       631,639
                                           ----------   ----------   ----------   ----------   ----------   ----------
Net increase in net assets from
  operations.............................    807,376      726,890      113,533       38,320      170,398       747,545
                                           ----------   ----------   ----------   ----------   ----------   ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..............  1,800,681    2,077,217      315,730      708,468      230,559     2,291,230
Cost of insurance and administrative
  charges................................   (378,890)    (507,915)     (76,002)    (144,645)     (67,535)     (452,765)
Surrenders and forfeitures...............    (26,461)     (71,933)      (6,335)      (7,458)      (5,894)      (27,300)
Net withdrawals due to policy loans......    (29,476)     (25,572)        (465)     (12,515)     (13,101)      (34,119)
Transfers between investment
  portfolios.............................  1,407,893    1,003,643      537,410      688,760      201,574       935,324
Withdrawals due to death benefits........     (3,109)      (3,873)                                              (3,581)
                                           ----------   ----------   ----------   ----------   ----------   ----------
Net increase in net assets derived from
  policy transactions....................  2,770,638    2,471,567      770,338    1,232,610      345,603     2,708,789
                                           ----------   ----------   ----------   ----------   ----------   ----------
Total increase in net assets.............  3,578,014    3,198,457      883,871    1,270,930      516,001     3,456,334
NET ASSETS
  Beginning of year......................  1,971,211    2,353,942      374,493      564,930      741,077     1,479,534
                                           ----------   ----------   ----------   ----------   ----------   ----------
  End of year............................  $5,549,225   $5,552,399   $1,258,364   $1,835,860   $1,257,078   $4,935,868
                                           ==========   ==========   ==========   ==========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                  FIDELITY                  NEUBERGER    NEUBERGER       NEUBERGER
                                                 INVESTMENT     FIDELITY     & BERMAN     & BERMAN    & BERMAN LIMITED
                                                 GRADE BOND    CONTRAFUND    BALANCED      GROWTH      MATURITY BOND
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...................   $  8,586     $  (4,202)    $  1,755    $  (5,067)       $  2,468
Net realized gain (loss) on investments........      2,284        33,030        8,932       55,806            (214)
Net unrealized appreciation of investments
  during the year..............................     14,149       188,611       32,678      126,532          13,582
                                                  --------     ----------    --------    ----------       --------
Net increase in net assets from operations.....     25,019       217,439       43,365      177,271          15,836
                                                  --------     ----------    --------    ----------       --------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums....................    250,638       899,768      108,720      437,297         147,394
Cost of insurance and administrative charges...    (33,229)     (140,720)     (35,701)    (106,436)        (17,164)
Surrenders and forfeitures.....................     (4,629)       (4,872)      (1,492)      (4,296)           (843)
Net withdrawals due to policy loans............     (2,142)      (14,814)        (191)        (676)           (580)
Transfers between investment portfolios........    265,581       900,755       83,895      175,334         333,959
Withdrawals due to death benefits..............     (2,005)
                                                  --------     ----------    --------    ----------       --------
Net increase in net assets derived from policy
  transactions.................................    474,214     1,640,117      155,231      501,223         462,766
                                                  --------     ----------    --------    ----------       --------
Total increase in net assets...................    499,233     1,857,556      198,596      678,494         478,602
NET ASSETS
  Beginning of year............................    155,521       268,955      164,898      538,691          49,741
                                                  --------     ----------    --------    ----------       --------
  End of year..................................   $654,754     $2,126,511    $363,494    $1,217,185       $528,343
                                                  ========     ==========    ========    ==========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                   AMERICAN                                  VAN ECK
                                                  CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    ALGER AMERICAN
                                                   CAPITAL      WORLDWIDE     WORLDWIDE      EMERGING        SMALL
                                                 APPRECIATION      BOND      HARD ASSETS     MARKETS     CAPITALIZATION
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...................    $ (3,060)     $  2,294      $  2,861     $  (2,111)     $   (5,530)
Net realized gain (loss) on investments........      (5,844)          483        15,927        12,776          28,910
Net unrealized appreciation (depreciation) of
  investments during the year..................      (2,856)        5,566       (16,044)     (170,771)         86,416
                                                   --------      --------      --------     ---------      ----------
Net increase (decrease) in net assets from
  operations...................................     (11,760)        8,343         2,744      (160,106)        109,796
                                                   --------      --------      --------     ---------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums....................     302,126       134,179       131,149       362,026         708,739
Cost of insurance and administrative charges...     (80,091)      (24,944)      (29,372)      (51,528)       (131,231)
Surrenders and forfeitures.....................      (4,824)         (957)       (2,265)       (1,605)         (3,435)
Net withdrawals due to policy loans............        (694)       (1,431)         (341)         (528)        (13,587)
Transfers between investment portfolios........      63,153        71,029       111,374       441,995         424,465
                                                   --------      --------      --------     ---------      ----------
Net increase in net assets derived from policy
  transactions.................................     279,670       177,876       210,545       750,360         984,951
                                                   --------      --------      --------     ---------      ----------
Total increase in net assets...................     267,910       186,219       213,289       590,254       1,094,747
NET ASSETS
  Beginning of year............................     349,612        98,555       149,546        78,266         367,085
                                                   --------      --------      --------     ---------      ----------
  End of year..................................    $617,522      $284,774      $362,835     $ 668,520      $1,461,832
                                                   ========      ========      ========     =========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                     MONEY                                AGGRESSIVE
                                       GROWTH       MARKET         BOND       MANAGED       GROWTH     INTERNATIONAL
                                     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).......   $  5,792    $   13,514     $  4,151     $ 1,675      $   (117)     $   (233)
Net realized gain on investments...     11,690                        741       2,241        18,507         7,356
Net unrealized appreciation
  (depreciation) of investments
  during the year..................     43,181                     (1,721)      1,929        35,927        18,684
                                      --------    -----------    --------     -------      --------      --------
Net increase in net assets from
  operations.......................     60,663        13,514        3,171       5,845        54,317        25,807
                                      --------    -----------    --------     -------      --------      --------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums........    200,633     3,426,014       62,154      30,006       253,610       181,285
Cost of insurance and
  administrative charges...........    (50,683)     (139,681)     (13,600)     (6,124)      (58,803)      (40,512)
Surrenders and forfeitures.........     (2,824)       (1,748)        (458)       (269)       (3,944)       (2,321)
Net withdrawals due to policy
  loans............................     (5,832)      (10,177)                                  (685)       (4,282)
Transfers between investment
  portfolios.......................    200,857    (3,043,148)      31,590      12,196        77,113       191,839
                                      --------    -----------    --------     -------      --------      --------
Net increase in net assets derived
  from policy transactions.........    342,151       231,260       79,686      35,809       267,291       326,009
                                      --------    -----------    --------     -------      --------      --------
Total increase in net assets.......    402,814       244,774       82,857      41,654       321,608       351,816
NET ASSETS
  Beginning of year................    151,294       283,563       49,507      38,625       151,008        98,452
                                      --------    -----------    --------     -------      --------      --------
  End of year......................   $554,108    $  528,337     $132,364     $80,279      $472,616      $450,268
                                      ========    ===========    ========     =======      ========      ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                            FIDELITY                  FIDELITY                  FIDELITY
                                            EQUITY-      FIDELITY       HIGH       FIDELITY      ASSET       FIDELITY
                                             INCOME       GROWTH       INCOME      OVERSEAS     MANAGER     INDEX 500
                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).............  $  (5,726)   $  (7,298)    $ 12,358     $    530     $  2,657    $   (1,245)
Net realized gain on investments.........     35,257       65,394        4,014        6,419        8,363        24,266
Net unrealized appreciation of
  investments during the year............    113,039      110,349       12,968       37,316       37,446       113,980
                                           ----------   ----------    --------     --------     --------    ----------
Net increase in net assets from
  operations.............................    142,570      168,445       29,340       44,265       48,466       137,001
                                           ----------   ----------    --------     --------     --------    ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..............  1,064,311    1,228,372      182,867      303,606      504,956       682,499
Cost of insurance and administrative
  charges................................   (172,223)    (277,081)     (33,017)     (55,071)     (41,734)     (140,878)
Surrenders and forfeitures...............    (10,460)     (15,689)      (1,416)      (1,888)        (141)       (4,843)
Net withdrawals due to policy loans......     (8,344)      (9,629)        (352)        (538)        (107)       (4,994)
Transfers between investment
  portfolios.............................    489,521      624,149       51,297       61,872      157,808       590,621
                                           ----------   ----------    --------     --------     --------    ----------
Net increase in net assets derived from
  policy transactions....................  1,362,805    1,550,122      199,379      307,981      620,782     1,122,405
                                           ----------   ----------    --------     --------     --------    ----------
Total increase in net assets.............  1,505,375    1,718,567      228,719      352,246      669,248     1,259,406
NET ASSETS
  Beginning of year......................    465,836      635,375      145,774      212,684       71,829       220,128
                                           ----------   ----------    --------     --------     --------    ----------
  End of year............................  $1,971,211   $2,353,942    $374,493     $564,930     $741,077    $1,479,534
                                           ==========   ==========    ========     ========     ========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                  FIDELITY                  NEUBERGER    NEUBERGER       NEUBERGER
                                                 INVESTMENT     FIDELITY     & BERMAN     & BERMAN    & BERMAN LIMITED
                                                 GRADE BOND    CONTRAFUND    BALANCED      GROWTH      MATURITY BOND
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...................   $  2,947      $   (337)    $  1,346     $ (1,950)       $ 2,866
Net realized gain (loss) on investments........        596         1,095       10,759       25,368            (74)
Net unrealized appreciation (depreciation) of
  investments during the year..................      1,288        15,525       (4,144)       5,800           (986)
                                                  --------      --------     --------     --------        -------
Net increase in net assets from operations.....      4,831        16,283        7,961       29,218          1,806
                                                  --------      --------     --------     --------        -------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums....................     89,577       111,330       65,215      249,358         15,412
Cost of insurance and administrative charges...    (17,945)      (11,937)     (14,582)     (59,022)        (3,100)
Surrenders and forfeitures.....................       (765)                      (265)        (619)            (8)
Net withdrawals due to policy loans............       (102)                                    (27)
Transfers between investment portfolios........     19,502       128,279       35,692      105,607          3,279
                                                  --------      --------     --------     --------        -------
Net increase in net assets derived from policy
  transactions.................................     90,267       227,672       86,060      295,297         15,583
                                                  --------      --------     --------     --------        -------
Capital contribution from Providentmutual Life
  and Annuity Company of America...............                   25,000
                                                  --------      --------     --------     --------        -------
Total increase in net assets...................     95,098       268,955       94,021      324,515         17,389
NET ASSETS
  Beginning of year............................     60,423            --       70,877      214,176         32,352
                                                  --------      --------     --------     --------        -------
  End of year..................................   $155,521      $268,955     $164,898     $538,691        $49,741
                                                  ========      ========     ========     ========        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                VAN ECK     VAN ECK GOLD    VAN ECK     ALGER AMERICAN
                                                               WORLDWIDE    AND NATURAL     EMERGING        SMALL
                                                  TCI GROWTH      BOND       RESOURCES      MARKETS     CAPITALIZATION
                                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)....................   $ (1,480)    $ 1,547       $    225      $    67        $   (374)
Net realized gain (loss) on investments.........     27,549         218          3,368          254             (72)
Net unrealized appreciation (depreciation) of
  investments during the year...................    (41,402)        404          6,724        4,779          (4,261)
                                                   --------     -------       --------      -------        --------
Net increase (decrease) in net assets from
  operations....................................    (15,333)      2,169         10,317        5,100          (4,707)
                                                   --------     -------       --------      -------        --------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.....................    186,453      40,692         80,930       34,459         235,120
Cost of insurance and administrative charges....    (51,208)     (8,055)       (12,112)      (5,698)        (15,164)
Surrenders and forfeitures......................     (2,139)       (163)           (78)                         (57)
Net withdrawals due to policy loans.............     (1,766)
Transfers between investment portfolios.........     53,108       8,407         32,292       19,405         126,893
                                                   --------     -------       --------      -------        --------
Net increase in net assets derived from policy
  transactions..................................    184,448      40,881        101,032       48,166         346,792
                                                   --------     -------       --------      -------        --------
Capital contribution from Providentmutual Life
  and Annuity Company of America................                                             25,000          25,000
                                                   --------     -------       --------      -------        --------
Total increase in net assets....................    169,115      43,050        111,349       78,266         367,085
NET ASSETS
  Beginning of year.............................    180,497      55,505         38,197        --            --
                                                   --------     -------       --------      -------        --------
  End of year...................................   $349,612     $98,555       $149,546      $78,266        $367,085
                                                   ========     =======       ========      =======        ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Period February 1, 1995 (Date of Inception) to December 31, 1995

--------------------------------------------------------------------------------

                                                    MONEY                                AGGRESSIVE
                                       GROWTH       MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).......   $    954    $   4,830     $ 1,475      $   905      $   (215)      $   (73)
Net realized gain on investments...      1,386                      134           40           481           266
Net unrealized appreciation of
  investments during the year......     10,721                    3,919        4,931         6,340         5,545
                                      --------    ----------    -------      -------      --------       -------
Net increase in net assets
  from operations..................     13,061        4,830       5,528        5,876         6,606         5,738
                                      --------    ----------    -------      -------      --------       -------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums........     82,812    1,226,779      16,686        6,530        89,173        60,462
Cost of insurance and
  administrative charges...........    (11,377)     (64,764)     (2,472)        (722)      (12,356)       (6,573)
Surrenders and forfeitures.........        (90)         (16)        (50)                      (118)          (81)
Transfers between investment
  portfolios.......................     41,888     (908,266)      4,815        1,941        42,703        13,906
                                      --------    ----------    -------      -------      --------       -------
Net increase in net assets derived
  from policy transactions.........    113,233      253,733      18,979        7,749       119,402        67,714
                                      --------    ----------    -------      -------      --------       -------
Capital contribution from
  Providentmutual Life and Annuity
  Company of America...............     25,000       25,000      25,000       25,000        25,000        25,000
                                      --------    ----------    -------      -------      --------       -------
Total increase in net assets.......    151,294      283,563      49,507       38,625       151,008        98,452
NET ASSETS
  Beginning of year................         --           --          --           --            --            --
                                      --------    ----------    -------      -------      --------       -------
  End of year......................   $151,294    $ 283,563     $49,507      $38,625      $151,008       $98,452
                                      ========    ==========    =======      =======      ========       =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Period February 1, 1995 (Date of Inception) to December 31, 1995

--------------------------------------------------------------------------------

                                FIDELITY                  FIDELITY                  FIDELITY                  FIDELITY
                                EQUITY-      FIDELITY       HIGH       FIDELITY      ASSET       FIDELITY    INVESTMENT
                                 INCOME       GROWTH       INCOME      OVERSEAS     MANAGER     INDEX 500    GRADE BOND
                               SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income
  (loss).....................   $  2,714     $   (633)    $  1,680     $   (150)    $   447      $    153     $   792
Net realized gain on
  investments................      3,065        2,933          562          555         654         2,055         196
Net unrealized appreciation
  of investments during the
  year.......................     26,993       10,036        4,518        6,809       5,339        16,619       4,575
                                --------     --------     --------     --------     -------      --------     -------
Net increase in net assets
  from operations............     32,772       12,336        6,760        7,214       6,440        18,827       5,563
                                --------     --------     --------     --------     -------      --------     -------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net
  premiums...................    281,421      389,708       51,880      133,848      22,049       121,634      22,856
Cost of insurance and
  administrative charges.....    (31,287)     (46,543)      (7,891)     (11,367)     (4,044)      (12,939)     (3,801)
Surrenders and forfeitures...       (362)        (372)         (18)        (174)        (48)          (88)        (28)
Transfers between investment
  portfolios.................    158,292      255,246       70,043       58,163      22,432        67,694      10,833
                                --------     --------     --------     --------     -------      --------     -------
Net increase in net assets
  derived from policy
  transactions...............    408,064      598,039      114,014      180,470      40,389       176,301      29,860
                                --------     --------     --------     --------     -------      --------     -------
Capital contribution from
  Providentmutual Life and
  Annuity Company of
  America....................     25,000       25,000       25,000       25,000      25,000        25,000      25,000
                                --------     --------     --------     --------     -------      --------     -------
Total increase in net
  assets.....................    465,836      635,375      145,774      212,684      71,829       220,128      60,423
NET ASSETS
  Beginning of year..........         --           --           --           --          --            --          --
                                --------     --------     --------     --------     -------      --------     -------
  End of year................   $465,836     $635,375     $145,774     $212,684     $71,829      $220,128     $60,423
                                ========     ========     ========     ========     =======      ========     =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Period February 1, 1995 (Date of Inception) to December 31, 1995

--------------------------------------------------------------------------------

                                                                     NEUBERGER                                VAN ECK
                                         NEUBERGER    NEUBERGER      & BERMAN                    VAN ECK      GOLD AND
                                          & BERMAN     & BERMAN       LIMITED         TCI       WORLDWIDE     NATURAL
                                          BALANCED      GROWTH     MATURITY BOND     GROWTH        BOND      RESOURCES
                                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...........   $   397      $   (186)      $ 1,365       $   (123)    $ 2,516      $   283
Net realized gain on investments.......       326         2,585             6          1,594         201          197
Net unrealized appreciation of
  investments during the year..........     5,547         5,688         1,194          7,429       1,924        5,371
                                          -------      --------       -------       --------     -------      -------
Net increase in net assets from
  operations...........................     6,270         8,087         2,565          8,900       4,641        5,851
                                          -------      --------       -------       --------     -------      -------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums............    31,568       106,593         1,457         94,924      27,665        9,441
Cost of insurance and administrative
  charges..............................    (2,111)      (11,044)         (475)        (9,264)     (1,906)      (2,639)
Surrenders and forfeitures.............                     (71)          (11)          (290)         (4)
Transfers between investment
  portfolios...........................    10,150        85,611         3,816         61,227         109          544
                                          -------      --------       -------       --------     -------      -------
Net increase in net assets derived from
  policy transactions..................    39,607       181,089         4,787        146,597      25,864        7,346
                                          -------      --------       -------       --------     -------      -------
Capital contribution from
  Providentmutual Life and Annuity
  Company of America...................    25,000        25,000        25,000         25,000      25,000       25,000
                                          -------      --------       -------       --------     -------      -------
Total increase in net assets...........    70,877       214,176        32,352        180,497      55,505       38,197
NET ASSETS
  Beginning of year....................        --            --            --             --          --           --
                                          -------      --------       -------       --------     -------      -------
  End of year..........................   $70,877      $214,176       $32,352       $180,497     $55,505      $38,197
                                          =======      ========       =======       ========     =======      =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements

--------------------------------------------------------------------------------

1. ORGANIZATION

     The Providentmutual Variable Life Separate Account (Separate Account) was established by Providentmutual Life and Annuity Company of America (Providentmutual) under the provisions of Delaware law and commenced operations on February 1, 1995. Providentmutual is a wholly-owned subsidiary of Provident Mutual Life Insurance Company. The Separate Account is an investment account to which assets are allocated to support the benefits payable under flexible premium adjustable variable life insurance policies (the Policies).

     The Policies are distributed principally through personal producing general agents and brokers.

     Providentmutual has structured the Separate Account as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Separate Account is comprised of twenty-two subaccounts: the Growth, Money Market, Bond, Managed, Aggressive Growth and International Subaccounts invest in the corresponding portfolios of the Market Street Fund, Inc.; the Fidelity Equity-Income, Fidelity Growth, Fidelity High Income and Fidelity Overseas Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund; the Fidelity Asset Manager, Fidelity Index 500, Fidelity Investment Grade Bond and Fidelity Contrafund Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund II; the Neuberger & Berman Balanced, Neuberger & Berman Growth and Neuberger & Berman Limited Maturity Bond Subaccounts invest in the corresponding portfolios of the Neuberger & Berman Advisers Management Trust; the American Century VP Capital Appreciation (formerly the TCI Growth) Subaccount, invests in the corresponding portfolio of the American Century Variable Portfolios, Inc. (formerly, TCI Portfolios, Inc.); the Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets (formerly Van Eck Gold and Natural Resources) and Van Eck Worldwide Emerging Markets (formerly Van Eck Emerging Markets) Subaccounts invest in the corresponding portfolios of the Van Eck Worldwide Insurance Trust; and the Alger American Small Capitalization Subaccount invests in the corresponding portfolio of the Alger American Fund.

     Net premiums from in-force Policies are allocated to the Subaccounts in accordance with policyholder instructions and are recorded as variable life policy transactions in the statements of changes in net assets. Such amounts are used to provide money to pay benefits under the Policies (Note 4). The Separate Account's assets are the property of Providentmutual.

     Transfers between investment portfolios include transfers between the Subaccounts and the Guaranteed Account (not shown), which is part of Providentmutual's General Account.

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Separate Account in the financial statements.

  Investment Valuation:

     Investment shares are valued at the net asset values of the respective Portfolios. Transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

  Realized Gains and Losses:

     Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

  Federal Income Taxes:

     The operations of the Separate Account are included in the Federal income tax return of Providentmutual. Under the provisions of the Policies, Providentmutual has the right to charge the Separate Account for Federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.

  Estimates:

     The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS

  At December 31, 1997, the investments of the respective Subaccounts are as follows:
--------------------------------------------------------------------------------

                                                          SHARES       COST      MARKET VALUE
---------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Portfolio....................................      83,294   $1,447,895    $1,620,894
  Money Market Portfolio..............................   3,217,082   $3,217,082    $3,217,082
  Bond Portfolio......................................      53,687     $576,627      $589,487
  Managed Portfolio...................................      21,188     $331,497      $361,475
  Aggressive Growth Portfolio.........................      57,150   $1,112,971    $1,268,161
  International Portfolio.............................      98,127   $1,305,995    $1,335,505
Variable Insurance Products Fund:
  Equity-Income Portfolio.............................     228,551   $4,859,517    $5,549,225
  Growth Portfolio....................................     149,660   $4,802,419    $5,552,399
  High Income Portfolio...............................      92,663   $1,166,165    $1,258,364
  Overseas Portfolio..................................      95,618   $1,823,100    $1,835,860
Variable Insurance Products Fund II:
  Asset Manager Portfolio.............................      69,799   $1,136,801    $1,257,078
  Index 500 Portfolio.................................      43,149   $4,173,630    $4,935,868
  Investment Grade Bond Portfolio.....................      52,130     $634,742      $654,754
  Contrafund Portfolio................................     106,645   $1,922,375    $2,126,511
Neuberger & Berman Advisers Management Trust:
  Balanced Portfolio..................................      20,421     $329,413      $363,494
  Growth Portfolio....................................      39,855   $1,079,165    $1,217,185
  Limited Maturity Bond Portfolio.....................      37,418     $514,553      $528,343
American Century Variable Portfolios, Inc.:
  American Century VP Capital Appreciation
     Portfolio........................................      63,794     $654,351      $617,522
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Portfolio....................      25,912     $276,880      $284,774
  Van Eck Worldwide Hard Assets Portfolio.............      23,081     $366,784      $362,835
  Van Eck Worldwide Emerging Markets Portfolio........      60,775     $834,512      $668,520
Alger American Fund:
  Alger American Small Capitalization Portfolio.......      33,413   $1,379,677    $1,461,832

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

   During the years ended December 31, 1997, 1996 and the period February 1, 1995 (Date of Inception) to December 31, 1995, transactions in investment shares were as follows:

--------------------------------------------------------------------------------

                                                                      MARKET STREET FUND, INC.
---------------------------------------------------------------------------------------------------------------------
                                                      GROWTH PORTFOLIO                 MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                                                 1997       1996       1995        1997          1996         1995
---------------------------------------------------------------------------------------------------------------------
Shares purchased.............................    50,220     22,000      9,742    11,393,078     2,343,055     874,800
Shares received from reinvestment of:
  Dividends..................................     1,003        464         76        88,801        15,339       5,330
  Capital gain distributions.................     4,035        464
                                               --------   --------   --------   -----------   -----------   ---------
Total shares acquired........................    55,258     22,928      9,818    11,481,879     2,358,394     880,130
Total shares redeemed........................    (2,578)    (1,562)      (570)   (8,717,947)   (2,171,067)   (614,307)
                                               --------   --------   --------   -----------   -----------   ---------
Net increase in shares owned.................    52,680     21,366      9,248     2,763,932       187,327     265,823
Shares owned, beginning of year..............    30,614      9,248                  453,150       265,823
                                               --------   --------   --------   -----------   -----------   ---------
Shares owned, end of year....................    83,294     30,614      9,248     3,217,082       453,150     265,823
                                               ========   ========   ========   ===========   ===========   =========
Cost of shares acquired......................  $986,013   $380,965   $148,035   $11,481,879   $ 2,358,394   $ 880,130
                                               ========   ========   ========   ===========   ===========   =========
Cost of shares redeemed......................  $ 38,324   $ 21,332   $  7,462   $ 8,717,947   $ 2,171,067   $ 614,307
                                               ========   ========   ========   ===========   ===========   =========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                            MARKET STREET FUND, INC.
----------------------------------------------------------------------------------------------------------------------
                                                                  BOND PORTFOLIO               MANAGED PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                             1997      1996      1995       1997      1996      1995
----------------------------------------------------------------------------------------------------------------------
Shares purchased.........................................    50,228     8,375     4,493     16,278     2,833     2,676
Shares received from reinvestment of:
  Dividends..............................................     1,233       433       146        282       131        70
  Capital gain distributions.............................                                       44       117
                                                           --------   -------   -------   --------   -------   -------
Total shares acquired....................................    51,461     8,808     4,639     16,604     3,081     2,746
Total shares redeemed....................................   (10,179)     (903)     (139)      (884)     (335)      (24)
                                                           --------   -------   -------   --------   -------   -------
Net increase in shares owned.............................    41,282     7,905     4,500     15,720     2,746     2,722
Shares owned, beginning of year..........................    12,405     4,500                5,468     2,722
                                                           --------   -------   -------   --------   -------   -------
Shares owned, end of year................................    53,687    12,405     4,500     21,188     5,468     2,722
                                                           ========   =======   =======   ========   =======   =======
Cost of shares acquired..................................  $552,874   $93,373   $46,940   $268,677   $43,739   $33,984
                                                           ========   =======   =======   ========   =======   =======
Cost of shares redeemed..................................  $106,413   $ 8,795   $ 1,352   $ 10,599   $ 4,014   $   290
                                                           ========   =======   =======   ========   =======   =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                          MARKET STREET FUND, INC.
---------------------------------------------------------------------------------------------------------------------
                                                        AGGRESSIVE GROWTH PORTFOLIO        INTERNATIONAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                                                         1997       1996       1995       1997       1996      1995
---------------------------------------------------------------------------------------------------------------------
Shares purchased.....................................    38,091     17,269      9,089     64,862     26,818     7,846
Shares received from reinvestment of:
  Dividends..........................................       247        105                   306         95
  Capital gain distributions.........................        49      1,071                 2,397        390
                                                       --------   --------   --------   --------   --------   -------
Total shares acquired................................    38,387     18,445      9,089     67,565     27,303     7,846
Total shares redeemed................................    (6,756)    (1,615)      (400)    (3,015)    (1,383)     (189)
                                                       --------   --------   --------   --------   --------   -------
Net increase in shares owned.........................    31,631     16,830      8,689     64,550     25,920     7,657
Shares owned, beginning of year......................    25,519      8,689                33,577      7,657
                                                       --------   --------   --------   --------   --------   -------
Shares owned, end of year............................    57,150     25,519      8,689     98,127     33,577     7,657
                                                       ========   ========   ========   ========   ========   =======
Cost of shares acquired..............................  $796,588   $310,897   $150,890   $916,201   $348,283   $94,994
                                                       ========   ========   ========   ========   ========   =======
Cost of shares redeemed..............................  $113,966   $ 25,216   $  6,222   $ 36,245   $ 15,164   $ 2,074
                                                       ========   ========   ========   ========   ========   =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                  VARIABLE INSURANCE PRODUCTS FUND
----------------------------------------------------------------------------------------------------------------------
                                                    EQUITY-INCOME PORTFOLIO                  GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                  1997         1996        1995        1997         1996        1995
----------------------------------------------------------------------------------------------------------------------
Shares purchased.............................     135,989       72,214     24,671       76,083       53,882     22,131
Shares received from reinvestment of:
  Dividends..................................       1,879           42        179          536           73          6
  Capital gain distributions.................       9,447        1,207         83        2,400        1,829
                                               ----------   ----------   --------   ----------   ----------   --------
Total shares acquired........................     147,315       73,463     24,933       79,019       55,784     22,137
Total shares redeemed........................     (12,497)      (3,904)      (759)      (4,951)      (1,951)      (378)
                                               ----------   ----------   --------   ----------   ----------   --------
Net increase in shares owned.................     134,818       69,559     24,174       74,068       53,833     21,759
Shares owned, beginning of year..............      93,733       24,174                  75,592       21,759
                                               ----------   ----------   --------   ----------   ----------   --------
Shares owned, end of year....................     228,551       93,733     24,174      149,660       75,592     21,759
                                               ==========   ==========   ========   ==========   ==========   ========
Cost of shares acquired......................  $3,254,127   $1,456,815   $450,678   $2,711,400   $1,652,672   $633,382
                                               ==========   ==========   ========   ==========   ==========   ========
Cost of shares redeemed......................  $  225,789   $   64,479   $ 11,835   $  142,538   $   44,454   $  8,043
                                               ==========   ==========   ========   ==========   ==========   ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                    VARIABLE INSURANCE PRODUCTS FUND
---------------------------------------------------------------------------------------------------------------------
                                                        HIGH INCOME PORTFOLIO               OVERSEAS PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                                                      1997       1996       1995        1997        1996       1995
---------------------------------------------------------------------------------------------------------------------
Shares purchased..................................    69,137     17,623     12,589       70,577     18,466     12,757
Shares received from reinvestment of:
  Dividends.......................................     2,488      1,213        177          605        157          7
  Capital gain distributions......................       307        237                   2,403        171          7
                                                    --------   --------   --------   ----------   --------   --------
Total shares acquired.............................    71,932     19,073     12,766       73,585     18,794     12,771
Total shares redeemed.............................    (9,180)    (1,259)      (669)      (7,953)    (1,282)      (297)
                                                    --------   --------   --------   ----------   --------   --------
Net increase in shares owned......................    62,752     17,814     12,097       65,632     17,512     12,474
Shares owned, beginning of year...................    29,911     12,097                  29,986     12,474
                                                    --------   --------   --------   ----------   --------   --------
Shares owned, end of year.........................    92,663     29,911     12,097       95,618     29,986     12,474
                                                    ========   ========   ========   ==========   ========   ========
Cost of shares acquired...........................  $916,751   $229,442   $148,527   $1,433,652   $334,188   $210,331
                                                    ========   ========   ========   ==========   ========   ========
Cost of shares redeemed...........................  $107,593   $ 13,691   $  7,271   $  131,357   $ 19,258   $  4,456
                                                    ========   ========   ========   ==========   ========   ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                   VARIABLE INSURANCE PRODUCTS FUND II
----------------------------------------------------------------------------------------------------------------------
                                                       ASSET MANAGER PORTFOLIO             INDEX 500 PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                      1997       1996      1995        1997         1996        1995
----------------------------------------------------------------------------------------------------------------------
Shares purchased..................................    23,488     40,738     5,010       28,249       15,023      3,044
Shares received from reinvestment of:
  Dividends.......................................     1,757        303        39          204           35          7
  Capital gain distributions......................     4,410        251                    414           91          1
                                                    --------   --------   -------   ----------   ----------   --------
Total shares acquired.............................    29,655     41,292     5,049       28,867       15,149      3,052
Total shares redeemed.............................    (3,629)    (2,068)     (500)      (2,318)      (1,457)      (144)
                                                    --------   --------   -------   ----------   ----------   --------
Net increase in shares owned......................    26,026     39,224     4,549       26,549       13,692      2,908
Shares owned, beginning of year...................    43,773      4,549                 16,600        2,908
                                                    --------   --------   -------   ----------   ----------   --------
Shares owned, end of year.........................    69,799     43,773     4,549       43,149       16,600      2,908
                                                    ========   ========   =======   ==========   ==========   ========
Cost of shares acquired...........................  $494,496   $660,528   $73,342   $2,998,568   $1,241,314   $211,867
                                                    ========   ========   =======   ==========   ==========   ========
Cost of shares redeemed...........................  $ 55,987   $ 28,726   $ 6,852   $  173,873   $   95,888   $  8,358
                                                    ========   ========   =======   ==========   ==========   ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                       VARIABLE INSURANCE PRODUCTS FUND II
-------------------------------------------------------------------------------------------------------------------
                                                                    INVESTMENT GRADE               CONTRAFUND
                                                                     BOND PORTFOLIO                 PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                                1997       1996      1995        1997        1996
-------------------------------------------------------------------------------------------------------------------
Shares purchased............................................    43,904      8,553     5,032       95,855     17,029
Shares received from reinvestment of:
  Dividends.................................................       866        288        80          175
  Capital gain distributions................................                                         464
                                                              --------   --------   -------   ----------   --------
Total shares acquired.......................................    44,770      8,841     5,112       96,494     17,029
Total shares redeemed.......................................    (5,346)      (977)     (270)      (6,090)      (788)
                                                              --------   --------   -------   ----------   --------
Net increase in shares owned................................    39,424      7,864     4,842       90,404     16,241
Shares owned, beginning of year.............................    12,706      4,842                 16,241
                                                              --------   --------   -------   ----------   --------
Shares owned, end of year...................................    52,130     12,706     4,842      106,645     16,241
                                                              ========   ========   =======   ==========   ========
Cost of shares acquired.....................................  $548,044   $104,740   $58,875   $1,758,817   $265,037
                                                              ========   ========   =======   ==========   ========
Cost of shares redeemed.....................................  $ 62,960   $ 10,930   $ 3,027   $   89,872   $ 11,607
                                                              ========   ========   =======   ==========   ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
---------------------------------------------------------------------------------------------------------------------
                                                            BALANCED PORTFOLIO                GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                                                         1997       1996      1995       1997       1996       1995
---------------------------------------------------------------------------------------------------------------------
Shares purchased.....................................    11,617      6,369     4,065     19,122     12,912      8,555
Shares received from reinvestment of:
  Dividends..........................................       207        119        32                     4          3
  Capital gain distributions.........................       531        665        10      1,969        855         39
                                                       --------   --------   -------   --------   --------   --------
Total shares acquired................................    12,355      7,153     4,107     21,091     13,771      8,597
Total shares redeemed................................    (2,292)      (841)      (61)    (2,132)    (1,157)      (315)
                                                       --------   --------   -------   --------   --------   --------
Net increase in shares owned.........................    10,063      6,312     4,046     18,959     12,614      8,282
Shares owned, beginning of year......................    10,358      4,046               20,896      8,282
                                                       --------   --------   -------   --------   --------   --------
Shares owned, end of year............................    20,421     10,358     4,046     39,855     20,896      8,282
                                                       ========   ========   =======   ========   ========   ========
Cost of shares acquired..............................  $202,808   $110,480   $66,229   $605,607   $342,933   $214,940
                                                       ========   ========   =======   ========   ========   ========
Cost of shares redeemed..............................  $ 36,890   $ 12,315   $   899   $ 53,645   $ 24,218   $  6,452
                                                       ========   ========   =======   ========   ========   ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                             NEUBERGER & BERMAN               AMERICAN CENTURY
                                                         ADVISERS MANAGEMENT TRUST       VARIABLE PORTFOLIOS, INC.
---------------------------------------------------------------------------------------------------------------------
                                                              LIMITED MATURITY              AMERICAN CENTURY VP
                                                               BOND PORTFOLIO          CAPITAL APPRECIATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                                                          1997      1996      1995       1997       1996       1995
---------------------------------------------------------------------------------------------------------------------
Shares purchased......................................    34,180     1,441     2,127     35,982     20,034     15,511
Shares received from reinvestment of:
  Dividends...........................................       290       219       101
  Capital gain distributions..........................                                    1,032      2,166
                                                        --------   -------   -------   --------   --------   --------
Total shares acquired.................................    34,470     1,660     2,228     37,014     22,200     15,511
Total shares redeemed.................................      (592)     (319)      (29)    (7,362)    (3,025)      (544)
                                                        --------   -------   -------   --------   --------   --------
Net increase in shares owned..........................    33,878     1,341     2,199     29,652     19,175     14,967
Shares owned, beginning of year.......................     3,540     2,199               34,142     14,967
                                                        --------   -------   -------   --------   --------   --------
Shares owned, end of year.............................    37,418     3,540     2,199     63,794     34,142     14,967
                                                        ========   =======   =======   ========   ========   ========
Cost of shares acquired...............................  $473,413   $22,893   $31,573   $360,144   $239,141   $177,972
                                                        ========   =======   =======   ========   ========   ========
Cost of shares redeemed...............................  $  8,393   $ 4,518   $   415   $ 89,378   $ 28,624   $  4,904
                                                        ========   =======   =======   ========   ========   ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                      VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------------------------
                                                              VAN ECK WORLDWIDE               VAN ECK WORLDWIDE
                                                                BOND PORTFOLIO              HARD ASSETS PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                                                           1997      1996      1995       1997       1996      1995
---------------------------------------------------------------------------------------------------------------------
Shares purchased.......................................    23,946     4,129     4,991     19,029      6,863     2,712
Shares received from reinvestment of:
  Dividends............................................       329       174       234        263         35        22
  Capital gain distributions...........................                                      194         35
                                                         --------   -------   -------   --------   --------   -------
Total shares acquired..................................    24,275     4,303     5,225     19,486      6,933     2,734
Total shares redeemed..................................    (7,242)     (406)     (243)    (5,349)      (638)      (85)
                                                         --------   -------   -------   --------   --------   -------
Net increase in shares owned...........................    17,033     3,897     4,982     14,137      6,295     2,649
Shares owned, beginning of year........................     8,879     4,982                8,944      2,649
                                                         --------   -------   -------   --------   --------   -------
Shares owned, end of year..............................    25,912     8,879     4,982     23,081      8,944     2,649
                                                         ========   =======   =======   ========   ========   =======
Cost of shares acquired................................  $258,716   $46,831   $56,085   $309,179   $112,234   $33,835
                                                         ========   =======   =======   ========   ========   =======
Cost of shares redeemed................................  $ 78,063   $ 4,185   $ 2,504   $ 79,846   $  7,609   $ 1,009
                                                         ========   =======   =======   ========   ========   =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                               VAN ECK WORLDWIDE             ALGER
                                                                INSURANCE TRUST          AMERICAN FUND
-----------------------------------------------------------------------------------------------------------
                                                               VAN ECK WORLDWIDE         ALGER AMERICAN
                                                               EMERGING MARKETS       SMALL CAPITALIZATION
                                                                   PORTFOLIO               PORTFOLIO
-----------------------------------------------------------------------------------------------------------
                                                                1997       1996         1997         1996
-----------------------------------------------------------------------------------------------------------
Shares purchased............................................    58,300      6,457        26,913       9,023
Shares received from reinvestment of:
  Dividends.................................................        30         11
  Capital gain distributions................................                                790
                                                              --------    -------    ----------    --------
Total shares acquired.......................................    58,330      6,468        27,703       9,023
Total shares redeemed.......................................    (3,821)      (202)       (3,263)        (50)
                                                              --------    -------    ----------    --------
Net increase in shares owned................................    54,509      6,266        24,440       8,973
Shares owned, beginning of year.............................     6,266                    8,973
                                                              --------    -------    ----------    --------
Shares owned, end of year...................................    60,775      6,266        33,413       8,973
                                                              ========    =======    ==========    ========
Cost of shares acquired.....................................  $804,526    $75,703    $1,143,613    $373,537
                                                              ========    =======    ==========    ========
Cost of shares redeemed.....................................  $ 43,501    $ 2,216    $  135,282    $  2,191
                                                              ========    =======    ==========    ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- concluded

--------------------------------------------------------------------------------

4.  RELATED PARTY TRANSACTIONS

     Providentmutual makes certain deductions from premiums before amounts are allocated to each Subaccount selected by the policyholder. The deductions may include (1) state premium taxes, (2) sales charges and (3) Federal tax charges. Premiums adjusted for these deductions are recorded as net premiums in the statement of changes in net assets. See original policy documents for specific charges assessed.

     In addition to the aforementioned charges, a daily charge will be deducted from the Separate Account for mortality and expense risks assumed by Providentmutual. The charge is deducted at an annual rate of 0.65% of the average daily net assets of the Separate Account. This charge may be increased, but in no event will it be greater than 0.90% of the average daily net assets of the Separate Account.

     The Separate Account is also charged monthly by Providentmutual for the cost of insurance protection. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured's attained age. Additional monthly deductions may be made for (1) administrative charges, (2) minimum death benefit charges, (3) first year policy charges and (4) supplementary charges. See original policy documents for additional monthly charges. These charges are included in the statements of changes in net assets.

     During any given policy year, the first four transfers by a policyholder of amounts in the Subaccounts are free of charge. A fee of $25 is assessed for each additional transfer. No transfer fees were incurred during the years ended December 31, 1997, 1996 and 1995.

     The Policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the policyholder will receive a refund equal to the policy account value plus certain deductions made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.

     If a policy is surrendered or lapses within the first ten policy years, a contingent deferred sales load charge and/or contingent deferred administrative charge are assessed. A deferred sales charge will be imposed if a policy is surrendered or lapses at any time within ten years after the effective date of an increase in face amount. A portion of the deferred sales charge will be deducted if the related increment of face amount is decreased within ten years after such increase took effect. These charges are recorded as administrative charges in the statements of changes in net assets.

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Shareholder and Board of Directors of Providentmutual Life and Annuity
  Company of America

We have audited the accompanying statements of financial condition of Providentmutual Life and Annuity Company of America (a wholly-owned stock life insurance subsidiary of Provident Mutual Life Insurance Company) as of December 31, 1997 and 1996, and the related statements of operations, capital and surplus, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Providentmutual Life and Annuity Company of America as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 1996 the Company adopted Statement of Financial Accounting Standards No. 120 (SFAS 120) and Financial Accounting Standards Board Interpretation No. 40 (FIN 40) which required implementation of several accounting pronouncements not previously adopted. The effects of adopting SFAS 120 and FIN 40 were retroactively applied to the Company's previously issued financial statements, consistent with the implementation guidance of those standards.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 4, 1998

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Statements of Financial Condition (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                   DECEMBER 31,
------------------------------------------------------------------------------------
                                                                 1997         1996
------------------------------------------------------------------------------------
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at market (cost: 1997-$311,637;
     1996-$288,732).........................................  $  320,363    $294,294
    Held to maturity, at amortized cost (market:
     1997-$65,305; 1996-$80,638)............................      62,753      79,526
Equity securities, at market (cost: 1997-$1,714;
  1996-$2,566)..............................................       1,776       1,582
Mortgage loans..............................................      46,871      42,187
Real estate.................................................       2,494       3,146
Policy loans and premium notes..............................       6,725       6,352
Other invested assets.......................................         302         276
Short-term investments......................................         552       8,453
                                                              ----------    --------
Total Investments...........................................     441,836     435,816
                                                              ----------    --------
Cash........................................................       1,063         472
Investment income due and accrued...........................       7,046       6,609
Deferred acquisition costs..................................      83,291      62,520
Reinsurance recoverable.....................................      74,674      80,346
Deferred Federal income taxes...............................          --         673
Separate account assets.....................................     627,081     373,802
Other assets................................................       1,342       1,981
                                                              ----------    --------
Total Assets................................................  $1,236,333    $962,219
                                                              ==========    ========
LIABILITIES
Policy Liabilities:
  Future policyholder benefits..............................  $  516,591    $511,447
  Other policy obligations..................................       8,147       6,836
                                                              ----------    --------
  Total Policy Liabilities..................................     524,738     518,283
                                                              ----------    --------
Payable to parent...........................................       1,837       4,936
Federal income taxes payable:
  Current...................................................       3,928       4,737
  Deferred..................................................       2,363       --
Separate account liabilities................................     624,872     372,005
Other liabilities...........................................       8,506       8,109
                                                              ----------    --------
Total Liabilities...........................................   1,166,244     908,070
                                                              ----------    --------
COMMITMENTS AND CONTINGENCIES -- NOTE 9
CAPITAL AND SURPLUS
Common stock, $10 par value; authorized 500,000 shares;
  issued and outstanding 250,000 shares.....................       2,500       2,500
Contributed capital in excess of par........................      44,165      37,665
Unassigned surplus..........................................      20,565      13,087
Net unrealized appreciation on securities...................       2,859         897
                                                              ----------    --------
Total Capital and Surplus...................................      70,089      54,149
                                                              ----------    --------
Total Liabilities, Capital and Surplus......................  $1,236,333    $962,219
                                                              ==========    ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Statements of Operations (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------
                                                                1997        1996        1995
----------------------------------------------------------------------------------------------
REVENUES
Premiums....................................................  $13,904     $13,541     $12,930
Policy and contract charges.................................   11,729       6,068       2,467
Net investment income.......................................   32,314      32,213      32,112
Other income................................................    4,815       2,994       3,715
Realized gains on investments...............................       69         112         730
                                                              -------     -------     -------
Total Revenues..............................................   62,831      54,928      51,954
                                                              -------     -------     -------
BENEFITS AND EXPENSES
Policy and contract benefits................................   15,606      12,861      11,081
Change in future policyholder benefits......................   19,254      24,092      25,462
Commissions and operating expenses..........................   15,271       8,564       9,684
Policyholder dividends......................................      773         541         353
                                                              -------     -------     -------
Total Benefits and Expenses.................................   50,904      46,058      46,580
                                                              -------     -------     -------
Income Before Income Taxes..................................   11,927       8,870       5,374
Income tax expense (benefit):
  Current...................................................    2,470       2,612       3,728
  Deferred..................................................    1,979         988      (1,339)
                                                              -------     -------     -------
Total Income Tax Expense....................................    4,449       3,600       2,389
                                                              -------     -------     -------
Net Income..................................................  $ 7,478     $ 5,270     $ 2,985
                                                              =======     =======     =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Statements of Capital and Surplus For the Years Ended December 31, 1997, 1996 and 1995 (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                                          NET
                                                          CONTRIBUTED                  UNREALIZED
                                        COMMON              CAPITAL                   APPRECIATION       TOTAL
                                        STOCK    COMMON    IN EXCESS    UNASSIGNED   (DEPRECIATION)   CAPITAL AND
                                        SHARES   STOCK      OF PAR       SURPLUS     ON SECURITIES      SURPLUS
-----------------------------------------------------------------------------------------------------------------
Balance at January 1, 1995............  2,500    $2,500     $29,665      $ 4,832        $(2,320)        $34,677
  Net income..........................   --       --         --            2,985         --               2,985
  Change in unrealized appreciation
    (depreciation)....................   --       --         --            --             5,074           5,074
                                        -----    ------     -------      -------        -------         -------
Balance at December 31, 1995..........  2,500    2,500       29,665        7,817          2,754          42,736
  Net income..........................   --       --         --            5,270         --               5,270
  Capital contribution from parent....   --       --          8,000        --            --               8,000
  Change in unrealized appreciation
    (depreciation)....................   --       --         --            --            (1,857)         (1,857)
                                        -----    ------     -------      -------        -------         -------
Balance at December 31, 1996..........  2,500    2,500       37,665       13,087            897          54,149
  Net income..........................   --       --         --            7,478         --               7,478
  Capital contribution from parent....   --       --          6,500        --            --               6,500
  Change in unrealized appreciation
    (depreciation)....................   --       --         --            --             1,962           1,962
                                        -----    ------     -------      -------        -------         -------
Balance at December 31, 1997..........  2,500    $2,500     $44,165      $20,565        $ 2,859         $70,089
                                        =====    ======     =======      =======        =======         =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Statements of Cash Flows (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------
                                                                1997        1996        1995
-----------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income................................................  $   7,478   $   5,270   $   2,985
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Interest credited to variable universal life and
      investment products...................................     15,076      19,684      16,780
    Policy fees assessed on variable universal life and
      investment products...................................    (11,729)     (6,068)     (2,467)
    Amortization of deferred policy acquisition costs.......      9,445       5,433       5,263
    Capitalization of deferred policy acquisition costs.....    (31,404)    (25,182)    (19,579)
    Deferred Federal income taxes...........................      1,979         988      (1,339)
    Depreciation and amortization expense...................        625         798         816
    Realized gains on investments...........................        (69)       (112)       (730)
    Change in investment income due and accrued.............       (437)         66         845
    Change in reinsurance recoverable.......................      5,672         772     (21,413)
    Change in policy liabilities and other policyholders'
      funds of traditional life products....................    (12,255)     (2,124)     30,526
    Change in other liabilities.............................        431        (210)     (1,993)
    Change in current Federal income taxes payable..........       (809)       (928)      2,473
    Other, net..............................................     (2,676)      3,756       2,349
                                                              ---------   ---------   ---------
        Net cash (used in) provided by operating
          activities........................................    (18,673)      2,143      14,516
                                                              ---------   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sales of investments:
    Available for sale securities...........................     21,382       6,956      12,817
    Equity securities.......................................        100         200      46,114
    Real estate.............................................        772          --         940
    Other invested assets...................................        333         158          --
  Proceeds from maturities of investments:
    Held to maturity securities.............................     19,184      17,323      16,030
    Available for sale securities...........................     28,439      21,467      20,422
    Mortgage loans..........................................      2,599       7,873       8,065
  Purchases of investments:
    Held to maturity securities.............................     (2,029)    (15,887)    (16,418)
    Available for sale securities...........................    (72,520)    (38,542)    (58,802)
    Equity securities.......................................       (609)       (157)    (44,930)
    Mortgage loans..........................................     (7,179)    (11,342)     (8,418)
    Real estate.............................................        (99)        (36)       (213)
    Other invested assets...................................       (302)         --          --
  Net withdrawals of separate account seed money............         --        (335)       (650)
  Policy loans and premium notes, net.......................       (373)       (906)       (989)
  Net sales of short-term investments.......................      7,901       4,203       1,596
                                                              ---------   ---------   ---------
        Net cash used in investing activities...............     (2,401)     (9,025)    (24,436)
                                                              ---------   ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Variable universal life and investment product deposits...    232,307     185,984     124,336
  Variable universal life and investment product
    withdrawals.............................................   (217,142)   (186,630)   (114,416)
  Capital contribution from parent..........................      6,500       8,000          --
                                                              ---------   ---------   ---------
        Net cash provided by financing activities...........     21,665       7,354       9,920
                                                              ---------   ---------   ---------
        Net change in cash..................................        591         472          --
Cash, beginning of year.....................................        472          --          --
                                                              ---------   ---------   ---------
Cash, end of year...........................................  $   1,063   $     472   $      --
                                                              =========   =========   =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for income taxes................  $   3,280   $   3,540   $   1,438
                                                              =========   =========   =========
  Foreclosure of mortgage loans.............................  $      --   $      --   $     667
                                                              =========   =========   =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization

     Providentmutual Life and Annuity Company of America (the Company) is a stock life insurance company and a wholly-owned subsidiary of Provident Mutual Life Insurance Company (Provident Mutual).

     The Company sells life and annuity products principally through a personal producing general agency (PPGA) and brokerage sales force. The Company is licensed to operate in 48 states, which are responsible for product regulation. Sales in 14 states accounted for 74% of the Company's sales for the year ended December 31, 1997. For many of the life and annuity products, the insurance departments of the states in which the Company conducts business must approve products and policy forms in advance of sales. In addition, benefits are determined by statutes and regulations in each of these states.

  Basis of Presentation

     As of January 1, 1996, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises for Certain Long-Duration Participating Contracts," an amendment to Financial Accounting Standards Board Interpretation 40 (FIN 40), "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises." The initial effect of applying this statement has been reported retroactively through restatement of previously issued financial statements presented herein for comparative purposes. SFAS 120 requires financial statements referred to as prepared in accordance with generally accepted accounting principles (GAAP) to apply to all applicable authoritative GAAP pronouncements. Prior to the adoption of SFAS 120, statutory financial statements were permitted to be referred to as being prepared in accordance with GAAP. The significant GAAP authoritative pronouncements requiring initial application were as follows:

     -- SFAS 60, "Accounting and Reporting by Insurance Enterprises,"

     -- SFAS 97, "Accounting and Reporting by Insurance Enterprises for Certain
        Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments,"

     -- SFAS 109, "Accounting for Income Taxes,"

     -- SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,"

     -- SFAS 114, "Accounting by Creditors for Impairment of a Loan,"

     -- Statement of Position (SOP) 95-1, "Accounting for Certain Insurance
        Activities of Mutual Life Insurance Enterprises,"

     -- SFAS 115, "Accounting for Certain Investments in Debt and Equity
        Securities" and

     -- SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for
        Long-Lived Assets to be Disposed Of."

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Basis of Presentation -- continued
     The cumulative effective on capital and surplus of adopting the above pronouncements primarily consists of the initial deferral of acquisition costs, change in policy reserve valuation basis, the establishment of deferred taxes, the elimination of statutory asset valuation and interest maintenance reserves and the establishment of investment valuation allowances.

     As a result of the change in accounting principles, net income for 1995 as previously reported, has been restated as follows (in thousands):

------------------------------------------------------------------------
                                                                  1995
------------------------------------------------------------------------
Net income, as previously reported..........................    $  1,581
Effect of changing to a different basis of accounting:
  Deferred acquisition costs................................      14,316
  Net policyholder liabilities..............................     (14,165)
  Deferred income taxes.....................................       1,339
  Adjustment in valuation of investments....................         567
  Other, net................................................        (653)
                                                                --------
Net income, as adjusted.....................................    $  2,985
                                                                ========

     As a result of the change in accounting principles, capital and surplus, as of December 31, 1995 as previously reported, has been restated as follows (in thousands):

------------------------------------------------------------------------
                                                                  1995
------------------------------------------------------------------------
Balance at beginning of year, as previously reported........    $ 29,382
Add adjustment for the cumulative effect on prior years of
  applying retroactively the new basis of accounting:
  Deferred acquisition costs................................      45,971
  Net policyholder liabilities..............................     (41,068)
  Deferred income taxes.....................................       2,144
  Adjustment in valuation of investments....................         854
  Asset valuation reserve...................................       3,939
  Other, net................................................      (4,225)
                                                                --------
Balance at beginning of year, as adjusted...................      36,997
Net income..................................................       2,985
Add adjustment for the cumulative effect on prior years of
  applying accounting change -- securities..................      (2,320)
Change in unrealized gains (losses) on investment
  securities................................................       5,074
                                                                --------
Balance at end of year......................................    $ 42,736
                                                                ========

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Basis of Presentation -- continued
     The Company prepares financial statements for filing with regulatory authorities in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (SAP). Practices under SAP vary from GAAP primarily with respect to the initial deferral of acquisition costs, the establishment of deferred taxes, the elimination of statutory asset valuation and interest maintenance reserves and the establishment of investment valuation allowances.

     Amounts disclosed in the footnotes are denoted in thousands of dollars.

     Statutory net income was $1,792, $1,448 and $1,581 for the years ended December 31, 1997, 1996 and 1995, respectively. Statutory surplus was $47,225 and $39,530 as of December 31, 1997 and 1996, respectively.

     The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the report values of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

     The Company is subject to interest rate risk to the extent its investment portfolio cash flows are not matched to its insurance liabilities. Management believes it manages this risk through modeling of the cash flows under reasonable scenarios.

  Invested Assets

     Fixed maturity securities (bonds) which may be sold are designated as "available for sale" and are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in capital and surplus net of related Federal income taxes and amortization of deferred acquisition costs. Fixed maturity securities that the Company has the intent and ability to hold to maturity are designated as "held to maturity" and are reported at amortized cost.

     Equity securities (common stocks, redeemable preferred stocks and nonredeemable preferred stocks) are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in capital and surplus, net of applicable Federal income taxes.

     Fixed maturity and equity securities that have experienced an other than temporary decline in value are written down to fair value by a charge to realized losses. This fair value becomes the new cost basis of the particular security.

     Mortgage loans are carried at unpaid principal balances, less impairment reserves. For mortgage loans considered impaired, a specific reserve is established. A general reserve is also established for probable losses arising from the portfolio but not attributable to specific loans. Mortgage loans are considered impaired when it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. When a mortgage loan has been determined to

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Invested Assets -- continued
be impaired, a reserve is established for the difference between the unpaid principal of the mortgage loan and its fair value. Fair value is based on either the present value of expected future cash flows discounted at the mortgage loan's effective interest rate or the fair value of the underlying collateral. The reserve is charged to realized capital losses.

     Policy loans and premium notes are reported at unpaid principal balances.

     Real estate is carried at lower of cost or fair value less accumulated depreciation from the date of foreclosure. The straight-line method of depreciation is used for real estate.

     Other invested assets consist of limited partnerships carried at the lower of cost or market value.

     Cash includes demand deposits and cash on hand.

     Short-term investments include money market funds, certificates of deposit and short-term investments whose maturities at the time of acquisition were one year or less. These investments are carried at amortized cost which approximates market value.

     It is the Company's policy to use derivatives (exchange-traded or over-the-counter financial instruments whose value is based upon or derived from a specific underlying index or commodity) for the purpose of reducing exposure to interest rate fluctuations, and not for income generation or speculative purposes. Derivatives utilized by the Company are long and short positions on United States Treasury notes and bond futures and certain interest rate swaps.

     The net interest effect of futures transactions is settled on a daily basis. Cash paid or received is recorded daily, along with a receivable/payable, to settle the futures contract prior to the contract termination. The receivable/payable is carried until the contract is terminated and the remaining balance is included in either net investment income or realized gain or loss. Upon termination of a futures contract that is identified to a specific security, any gain or loss is deferred and amortized to net investment income over the expected remaining life of the hedged security. If the futures contract is not identified to a specific security, any gain or loss on termination is reported as a realized gain or loss.

     Interest rate swaps are settled on the contract date. Cash paid or received is reported as an adjustment to net investment income.

  Investment Valuation Reserves

     Investment valuation reserves have been provided for impairments of mortgage loans and totalled $1,170 and $1,274 at December 31, 1997 and 1996, respectively. Changes in the reserves are reflected as realized capital gains and losses.

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Benefit Reserves and Policyholder Contract Deposits

     Traditional Life Insurance Products

     Traditional life insurance products include those contracts with fixed and guaranteed premiums and benefits, and consist principally of whole life and term insurance policies, limited-payment life insurance policies and certain annuities with life contingencies. Most traditional life insurance policies are participating: in addition to guaranteed benefits, they pay dividends, as declared annually by the Company based on its experience. Reserves on traditional life insurance products are calculated by using the net level premium method. For participating traditional life insurance policies, the assumptions are based on mortality rates consistent with the cash values and investment rates consistent with the Company's dividend practices. For most such policies, reserves are based on the 1958 or 1980 Commissioners' Standard Ordinary (CSO) mortality table at interest rates ranging from 2.5% to 5.0%.

     Variable Life and Investment-Type Products

     Variable life products are all flexible premium variable universal life. Investment-type products consist primarily of single premium and flexible premium annuity contracts.

     Benefit reserves and policyholder contract deposits on these products are determined following the retrospective deposit method and consist of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

  Premiums, Charges and Benefits

     Traditional Life Insurance

     Premiums for individual life policies are recognized when due.

     Benefit claims (including an estimated provision for claims incurred but not reported), benefit reserve changes, and expenses (except those deferred) are charged to income as incurred.

     Variable Life and Investment-Type Products

     Revenues for variable life and investment-type products consist of policy charges for the cost of insurance, policy initiation, administration and surrenders during the period. Expenses include interest credited to policy account balances and benefit payments made in excess of policy account balances. Many of these policies are variable life or variable annuity policies, in which investment performance credited to the account balance is based on the investment performance of separate accounts chosen by the policyholder. For other account balances, credited interest rates ranged from 3.8% to 8.2% in 1997.

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Premiums, Charges and Benefits -- continued
     Deferred Policy Acquisition Costs

     The costs that vary with and are directly related to the production of new business, have been deferred to the extent deemed recoverable. Such costs include commissions and certain costs of underwriting, policy issue and marketing.

     Deferred policy acquisition costs on traditional participating life insurance policies are amortized in proportion to the present value of expected gross margins. Gross margins include margins from mortality, investments and expenses, net of policyholder dividends. Expected gross margins are redetermined regularly, based on actual experience and current assumptions of mortality, persistency, expenses, and investment experience. The average investment yield, before realized capital gains and losses, in the calculation of expected gross margins was 8.0% for 1997.

     Deferred policy acquisition costs for variable life and investment-type products are amortized in relation to the incident of expected gross profits, including realized investment gains and losses, over the expected life of the policies.

     The costs deferred during 1997, 1996 and 1995 were $31,404, $25,182 and $19,579, respectively. Amortization of deferred policy acquisition costs was $9,445, $5,433 and $5,263 during 1997, 1996 and 1995, respectively.

  Capital Gains and Losses

     Realized capital gains and losses on sales of investments are based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. A realized capital loss is also recorded at the time a decline in the value of an investment is determined to be other than temporary.

  Policyholder Dividends

     As of December 31, 1997, approximately 69% of the Company's in force life insurance business was written on a participating basis. Dividends are earned by the policyholders ratably over the policy year. Dividends are included in the accompanying financial statements as a liability and as a charge to operations.

  Reinsurance

     Premiums, benefits and expenses are recorded net of experience refunds, reserve adjustments and amounts assumed from or ceded to reinsurers, including commission and expense allowances.

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Separate Accounts

     Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of annuity contractholders and variable life insurance policyholders.

     Premiums received and the accumulated value portion of benefits paid are excluded from the amounts reported in the statements of operations. Fees charged on policyholder and contractholder account values are reported as revenues.

     The contractholders/policyholders bear the investment risk on separate account assets. Separate account assets are carried at fair values determined as of the balance sheet date.

  Federal Income Taxes

     Deferred income tax assets and liabilities have been recorded for temporary differences between the reported amounts of assets and liabilities in the accompanying financial statements and those in the Company's income tax returns.

2.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following table presents the fair values and carrying values of the Company's financial instruments at December 31, 1997 and 1996:

------------------------------------------------------------------------------------------
                                              DECEMBER 31, 1997        DECEMBER 31, 1996
------------------------------------------------------------------------------------------
                                              FAIR       CARRYING       FAIR      CARRYING
                                             VALUE        VALUE        VALUE       VALUE
------------------------------------------------------------------------------------------
ASSETS
Fixed maturities:
  Available for sale....................    $320,363      $320,363    $294,294    $294,294
  Held to maturity......................     $65,305       $62,753     $80,638     $79,526
Equity securities.......................      $1,776        $1,776      $1,582      $1,582
Commercial mortgage loans...............     $49,379       $46,871     $43,976     $42,187
LIABILITIES FOR INVESTMENT-TYPE
  INSURANCE CONTRACTS
Supplementary contracts without life
  contingencies.........................      $7,304        $7,185      $5,736      $5,835
Individual annuities....................    $977,658    $1,012,040    $802,622    $829,783

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

2.  FAIR VALUE OF FINANCIAL INSTRUMENTS, CONTINUED
     The underlying investment risk of the Company's variable life and variable annuity contracts is assumed by the owner. These reserve liabilities are primarily reported in the separate accounts. The liabilities in the separate accounts are recorded at amounts equal to the related assets at fair value.

     Fair values for the Company's insurance contracts other than investment-type contracts are not required to be disclosed under Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments." However, the estimated fair value and future cash flows of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The estimated fair value of all assets without a corresponding revaluation of all liabilities associated with insurance contracts can be misinterpreted.

     The following notes summarize the major methods and assumptions used in estimating the fair values of financial instruments:

  Investment Securities

     Bonds, common stocks and preferred stocks are valued based upon quoted market prices, where available. If quoted market prices are not available, as in the case of private placements, fair values are based on quoted market prices of comparable instruments (see Note 3).

  Mortgage Loans

     Mortgage loans are valued using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. For mortgage loans classified as nonperforming, the fair value was set equal to the lesser of the unpaid principal balance or the market value of the underlying property.

  Policy Loans

     Policy loans are issued with either fixed or variable interest rates, depending upon the terms of the policies. For those loans with fixed interest rates, the interest rates range from 5% to 8%. For loans with variable interest rates, the interest rates are primarily adjusted quarterly based upon changes in a corporate bond index. Future cash flows of policy loans are uncertain and difficult to predict. As a result, management deems it impractical to calculate the fair value of policy loans.

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

2.  FAIR VALUE OF FINANCIAL INSTRUMENTS, CONTINUED
  Individual Annuities and Supplementary Contracts

     The fair value of individual annuities and supplementary contracts without life contingencies is based primarily on surrender values. For those individual annuities and supplementary contracts that are not surrenderable, discounted future cash flows are used for calculating fair value.

  Policyholder Dividends and Coupon Accumulations

     The policyholders' dividend and coupon accumulation liabilities will ultimately be settled in cash, applied towards the payment of premiums, or left on deposit with the Company at interest. Management deems it impractical to calculate the fair value of these liabilities due to valuation difficulties involving the uncertainties of final settlement.

3. MARKETABLE SECURITIES

     The amortized cost, gross unrealized gains, gross unrealized losses and estimated fair value of investments in fixed maturity securities and equity securities as of December 31, 1997 and 1996 are as follows:

-------------------------------------------------------------------------------------------------
                                                               DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------
                                                              GROSS         GROSS       ESTIMATED
                                               AMORTIZED    UNREALIZED    UNREALIZED      FAIR
             AVAILABLE FOR SALE                  COST         GAINS         LOSSES        VALUE
-------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and
  agencies...................................  $    563      $    12        $    2      $    573
Obligations of states and political
  subdivisions...............................     4,083          187         --            4,270
Corporate securities.........................   274,262        8,651         1,076       281,837
Mortgage-backed securities...................    32,729          958             4        33,683
                                               --------      -------        ------      --------
     Subtotal -- fixed maturities............   311,637        9,808         1,082       320,363
Equity securities............................     1,714          487           425         1,776
                                               --------      -------        ------      --------
          Total..............................  $313,351      $10,295        $1,507      $322,139
                                               ========      =======        ======      ========

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED

-------------------------------------------------------------------------------------------------
                                                               DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------
                                                              GROSS         GROSS       ESTIMATED
                                               AMORTIZED    UNREALIZED    UNREALIZED      FAIR
              HELD TO MATURITY                   COST         GAINS         LOSSES        VALUE
-------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and
  agencies...................................  $  4,704      $   417        $   10      $  5,111
Corporate securities.........................    54,563        1,899            28        56,434
Mortgage-backed securities...................     3,486          274         --            3,760
                                               --------      -------        ------      --------
          Total..............................  $ 62,753      $ 2,590        $   38      $ 65,305
                                               ========      =======        ======      ========

-------------------------------------------------------------------------------------------------
                                                               DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------
                                                              GROSS         GROSS       ESTIMATED
                                               AMORTIZED    UNREALIZED    UNREALIZED      FAIR
             AVAILABLE FOR SALE                  COST         GAINS         LOSSES        VALUE
-------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and
  agencies...................................  $    567       $    4        $   13      $    558
Obligations of states and political
  subdivisions...............................     4,853          197         --            5,050
Corporate securities.........................   246,887        5,907         1,103       251,691
Mortgage-backed securities...................    36,425          680           110        36,995
                                               --------       ------        ------      --------
     Subtotal -- fixed maturities............   288,732        6,788         1,226       294,294
Equity securities............................     2,566          355         1,339         1,582
                                               --------       ------        ------      --------
          Total..............................  $291,298       $7,143        $2,565      $295,876
                                               ========       ======        ======      ========

-------------------------------------------------------------------------------------------------
                                                               DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------
                                                              GROSS         GROSS       ESTIMATED
                                               AMORTIZED    UNREALIZED    UNREALIZED      FAIR
              HELD TO MATURITY                   COST         GAINS         LOSSES        VALUE
-------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and
  agencies...................................  $  4,821       $  278        $   27      $  5,072
Corporate securities.........................    71,136          979           346        71,769
Mortgage-backed securities...................     3,569          228         --            3,797
                                               --------       ------        ------      --------
          Total..............................  $ 79,526       $1,485        $  373      $ 80,638
                                               ========       ======        ======      ========

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED
     The amortized cost and estimated fair value of fixed maturity securities at December 31, 1997, by contractual maturity, are as follows:

-------------------------------------------------------------------------------------
                                                                           ESTIMATED
                                                              AMORTIZED       FAIR
                     AVAILABLE FOR SALE                         COST         VALUE
-------------------------------------------------------------------------------------
Due in one year or less.....................................  $ 32,283      $ 32,366
Due after one year through five years.......................   107,134       109,530
Due after five years through ten years......................   100,827       104,315
Due after ten years.........................................    71,393        74,152
                                                              --------      --------
          Total.............................................  $311,637      $320,363
                                                              ========      ========

-------------------------------------------------------------------------------------
                                                                           ESTIMATED
                                                              AMORTIZED       FAIR
                      HELD TO MATURITY                          COST         VALUE
-------------------------------------------------------------------------------------
Due in one year or less.....................................  $  2,215      $  2,231
Due after one year through five years.......................    22,403        23,047
Due after five years through ten years......................    34,541        36,123
Due after ten years.........................................     3,594         3,904
                                                              --------      --------
          Total.............................................  $ 62,753      $ 65,305
                                                              ========      ========

     Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are included based on their contractual maturity.

     Realized gains (losses) on investments for the years ended December 31, 1997, 1996 and 1995 are summarized as follows:

----------------------------------------------------------------------------------
                                                            1997     1996    1995
----------------------------------------------------------------------------------
Fixed maturities.........................................  $1,135    $ 71    $ 561
Equity securities........................................  (1,360)      6      253
Mortgage loans...........................................     104      35     (103)
Real estate..............................................     133     --        19
Other invested assets....................................      57     --      --
                                                           ------    ----    -----
                                                           $   69    $112    $ 730
                                                           ======    ====    =====

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED
     Net unrealized appreciation (depreciation) on available for sale securities as of December 31, 1997 and 1996 is summarized as follows:

--------------------------------------------------------------------------------
                                                               1997       1996
--------------------------------------------------------------------------------
Net unrealized appreciation before adjustments for the
  following:................................................  $ 8,788    $ 4,578
  Amortization of deferred policy acquisition costs.........   (4,389)    (3,198)
  Deferred Federal income taxes.............................   (1,540)      (483)
                                                              -------    -------
Net unrealized appreciation.................................  $ 2,859    $   897
                                                              =======    =======

     In late 1995, the Financial Accounting Standards Board issued "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities." This report permits a one-time reclassification of securities from held to maturity to available for sale. In response to this report, the Company transferred fixed income securities with a combined amortized cost of $34,784 from the held to maturity portfolio to the available for sale portfolio. An additional transfer of fixed income securities with a combined cost of $5,000 and an estimated fair value of $5,050 was made from the available for sale portfolio to the held to maturity portfolio. The $50 difference between the amortized cost and the estimated fair value has been amortized to realized capital gains/losses.

     Net investment income, by type of investment, is as follows for the years ending December 31, 1997, 1996 and 1995:

-----------------------------------------------------------------------------------
                                                       1997       1996       1995
-----------------------------------------------------------------------------------
Gross investment income:
Fixed maturities:
  Available for sale................................  $22,559    $21,379    $20,222
  Held to maturity..................................    5,692      6,699      7,725
Equity securities...................................       92         87        211
Mortgage loans......................................    3,924      3,750      3,592
Real estate.........................................      591        759        747
Policy loans and premium notes......................      214        158        113
Short-term investments..............................      258        363        521
Other, net..........................................        9         27         35
                                                      -------    -------    -------
                                                       33,339     33,222     33,166
Less: investment expenses...........................   (1,025)    (1,009)    (1,054)
                                                      -------    -------    -------
Net investment income...............................  $32,314    $32,213    $32,112
                                                      =======    =======    =======

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

4. MORTGAGE LOANS

     Impaired mortgage loans and the related reserves are as follows at December 31, 1997 and 1996:

------------------------------------------------------------------------------
                                                               1997      1996
------------------------------------------------------------------------------

Impaired mortgage loans.....................................  $3,655    $3,878
Reserves....................................................    (704)     (848)
                                                              ------    ------
Net impaired mortgage loans.................................  $2,951    $3,030
                                                              ======    ======

     A reconciliation of the reserve balance, including general reserves, for mortgage loans for 1997 and 1996 is as follows:

------------------------------------------------------------------------------
                                                               1997      1996
------------------------------------------------------------------------------

Balance at January 1........................................  $1,274    $1,309
Losses charged, net of recoveries...........................    (104)      (35)
Releases due to foreclosures................................    --        --
                                                              ------    ------
Balance at December 31......................................  $1,170    $1,274
                                                              ======    ======

     The average recorded investment in impaired loans was $3,767 and $4,378 during 1997 and 1996, respectively. Interest income recognized on impaired loans during 1997, 1996 and 1995 was $284, $405 and $434, respectively. All interest income on impaired mortgage loans was recognized on the cash basis.

5. REAL ESTATE

     Real estate totalled $2,494 and $3,146 as of December 31, 1997 and 1996, respectively. Depreciation expense was $113, $112 and $106 for the years ended December 31, 1997, 1996 and 1995, respectively. Accumulated depreciation for real estate totalled $435 and $353 at December 31, 1997 and 1996, respectively.

6. FEDERAL INCOME TAXES

     The Company files a consolidated Federal income tax return with Provident Mutual. The tax liability is accrued on a separate company basis which includes an allocation of an equity tax by Provident Mutual.

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

6. FEDERAL INCOME TAXES, CONTINUED
     The provision for Federal income taxes from operations differs from the normal relationship of Federal income tax to pretax income as follows:

-----------------------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------
                                                          1997      1996      1995
-----------------------------------------------------------------------------------
Federal income tax at statutory rate...................  $4,174    $3,105    $1,881
  Current year equity tax..............................     900       800       625
  True down of prior years' equity tax.................    (625)     (305)     --
  Other................................................    --        --        (117)
                                                         ------    ------    ------
Provision for Federal income tax from operations.......  $4,449    $3,600    $2,389
                                                         ======    ======    ======

     Deferred income tax assets and liabilities reflect the income tax effects of cumulative temporary differences between the reported values of assets and liabilities for financial statement purposes and income tax return purposes. Components of the Company's net deferred income tax (liability) asset is as follows at December 31, 1997 and 1996:

--------------------------------------------------------------------------------
                                                               1997       1996
--------------------------------------------------------------------------------
DEFERRED TAX ASSET
Reserves....................................................  $26,650    $21,679
Invested assets.............................................      409        445
Policyholder dividends......................................      159        115
Other.......................................................   (1,491)      (714)
                                                              -------    -------
  Total deferred tax asset..................................   25,727     21,525
                                                              -------    -------
DEFERRED TAX LIABILITY
Deferred policy acquisition costs...........................   26,550     19,249
Net unrealized gain on available for sale securities........    1,540      1,603
                                                              -------    -------
  Total deferred tax liability..............................   28,090     20,852
                                                              -------    -------
Net deferred tax (liability) asset..........................  $(2,363)   $   673
                                                              =======    =======

     Under current tax law, stock life insurance companies are taxed at current rates on distributions from the special surplus account for the benefit of policyholders designated "Policyholder Surplus" (the Account). The Tax Reform Act of 1984 eliminated further additions to the Account after December 31,

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

6. FEDERAL INCOME TAXES, CONTINUED
1983. The aggregate accumulation at December 31, 1983 was $2,037. The Company has no present plans to make any distributions which would subject the Account to current taxation.

     The Company's Federal income tax returns have been audited through 1992. All years through 1985 are closed. Years 1986 through 1992 have been audited and are closed with the exception of several issues for which claims for refund have been filed. Years 1993 through the present remain open. In the opinion of management, adequate provision has been made for the possible effect of potential assessments related to prior years' taxes.

7. REINSURANCE

     In the normal course of business, the Company assumes risks from and cedes certain parts of its risks with other insurance companies. The primary purpose of ceded reinsurance is to limit losses from large exposures.

     Reinsurance contracts do not relieve the Company of its obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations. The Company evaluates the financial condition of its reinsurers and limits its exposure to any one reinsurer.

     At December 31, 1997, there were $73,108 of individual fixed annuity account values coinsured by the Company, or approximately 17.2% of total individual fixed annuity account values outstanding.

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

7. REINSURANCE, CONTINUED
     The tables below highlight the amounts shown in the accompanying financial statements which are net of reinsurance activity:

---------------------------------------------------------------------------------------------
                                                          CEDED TO      ASSUMED
                                             GROSS         OTHER       FROM OTHER      NET
                                             AMOUNT      COMPANIES     COMPANIES      AMOUNT
---------------------------------------------------------------------------------------------
December 31, 1997:
Life insurance in force..................  $2,153,084    $1,591,141     $ 50,233     $612,176
                                           ==========    ==========     ========     ========
Premiums.................................  $   14,367    $      614     $    151     $ 13,904
                                           ==========    ==========     ========     ========
Future policyholder benefits.............                $   74,674     $  3,102
                                                         ==========     ========
December 31, 1996:
Life insurance in force..................  $1,591,685    $1,282,667     $ 42,330     $351,348
                                           ==========    ==========     ========     ========
Premiums.................................  $   14,240    $      801     $    102     $ 13,541
                                           ==========    ==========     ========     ========
Future policyholder benefits.............                $   80,346     $  4,332
                                                         ==========     ========
December 31, 1995:
Life insurance in force..................  $1,142,970    $  923,876     $ 46,163     $265,257
                                           ==========    ==========     ========     ========
Premiums.................................  $   13,693    $      916     $    153     $ 12,930
                                           ==========    ==========     ========     ========
Future policyholder benefits.............                $   81,118     $  4,518
                                                         ==========     ========

     The Company has a reinsurance contract with a third party to cede 65 percent (75 percent prior to July 1, 1992) of the premiums and reserves related to its single premium deferred annuity (SPDA) product. There were no deposits ceded in 1997 and $5,317 during 1996, respectively. Reinsurance recoverables were $71,995 and $77,801 at December 31, 1997 and 1996, respectively.

     A coinsurance agreement exists between Provident Mutual and the Company with respect to annuities. Prior to 1992, the agreement covered SPDA's issued after 1984. The agreement was amended in 1992 to include single premium immediate annuities and supplementary contracts. Pursuant to this agreement, the Company has no reinsurance recoverables at December 31, 1997 and 1996. Deposits ceded during 1997 and 1996 were $2,351 and $2,320, respectively.

     Approximately $1,169,702 and $1,007,498 of the Company's life insurance in force is ceded to Provident Mutual under two reinsurance agreements and a modified coinsurance agreement at December 31, 1997 and 1996, respectively. Premiums ceded were $3,889 and $436 during 1997 and 1996, respectively. Reinsurance recoverables at December 31, 1997 and 1996 were $74 and $471, respectively.

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

8. RELATED PARTY TRANSACTIONS

     Provident Mutual and its subsidiaries provide certain investment and administrative services to the Company. Generally fees for these services are based on an allocation of costs upon either a specific identification basis or a proportional cost allocation basis which management believes to be reasonable. These costs include direct salaries and related benefits, including pension and other post-retirement benefits, as well as overhead costs. These costs were $13,964, $10,013 and $9,238 for 1997, 1996 and 1995, respectively.

     The contractual obligations under the Company's SPDA contracts in force and issued before September 1, 1988 are guaranteed by Provident Mutual. Total SPDA contracts affected by this guarantee in force at December 31, 1997 and 1996 approximated $90,995 and $105,004, respectively.

9. COMMITMENTS AND CONTINGENCIES

  Financial Instruments With Off-Balance-Sheet Risk

     The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its borrowers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include investment commitments related to its interests in mortgage loans, marketable securities lending and interest rate futures contracts. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the statements of financial condition, but which are not deemed to be material.

     At December 31, 1997, the Company had outstanding mortgage loan commitments of approximately $2,200. The mortgage loan commitments, which expire through April 1998, were issued during 1997 at interest rates consistent with rates applicable on December 31, 1997. As a result, the fair value of these commitments approximates the face amount.

     Derivative products are used for hedging existing bonds (including cash reserves) against adverse price or interest rate movements and for fixing liability costs at the time of product sales. There was no hedge position activity for the years ended December 31, 1997 and 1996.

     Periodically the Company enters securities lending agreements to earn additional investment income on its securities. The borrower must first provide cash collateral prior to or at the inception of the loan. There were no securities lending positions at December 31, 1997.

  Investment Portfolio Credit Risk

     Bonds

     The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 1997 and 1996, approximately $14,771 and $14,777, respectively, in debt security investments (3.9% and 4.0%, respectively, of the total debt security portfolio) are considered "below

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

9. COMMITMENTS AND CONTINGENCIES, CONTINUED
  Investment Portfolio Credit Risk -- continued

     Bonds -- continued
investment grade." Securities are classified as "below investment grade" primarily by utilizing rating criteria established by independent bond rating agencies.

     Debt security investments with a carrying value at December 31, 1997 of $385 were non-income producing for the year ended December 31, 1997.

     The Company had debt security investments in the financial services industry at both December 31, 1997 and 1996 that exceeded 5% of total assets.

     Mortgage Loans

     The Company originates mortgage loans either directly or through mortgage correspondents and brokers throughout the country. Loans are primarily related to underlying real property investments in office and apartment buildings and retail/commercial and industrial facilities. Mortgage loans are collateralized by the related properties and such collateral generally approximates a minimum 133% of the original loan value at the time the loan is made.

     At December 31, 1997 and 1996, there were no delinquent mortgage loans (i.e., loans where payments on principal and/or interest are over 90 days past due).

     The Company had no loans in any state where principal balances in the aggregate exceeded 20% of the Company's capital and surplus.

  Litigation and Unasserted Claims

     The Company is involved in various litigation, as both plaintiff and defendant, which has arisen in the ordinary course of business which, in the opinion of management and legal counsel, will not have a material effect on the Company's financial position or its operations.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, the outcome of the proceedings and assessments will not have a material adverse effect on the financial statements. Guaranty fund assessments totalled $236, $82 and $343 in 1997, 1996 and 1995, respectively. Of those amounts, $117, $58 and $285 in 1997, 1996 and 1995, respectively, are creditable against future years' premium taxes.

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- concluded

--------------------------------------------------------------------------------

10. SUBSEQUENT EVENT

     On January 5, 1998, the Board of Directors of Provident Mutual unanimously approved and adopted a Plan of Conversion to reorganize Provident Mutual Life Insurance Company, utilizing a mutual holding company structure. The proposed conversion plan was submitted to the Insurance Department of the Commonwealth of Pennsylvania and is awaiting approval.

                                    PART II

                               OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article VIII of PLACA's By-Laws provides, in part:

          To the fullest extent permitted by law, the Company shall indemnify any present, former or future Director, officer, or employee of the Company or any person who may serve or has served at its request as officer or Director of another corporation of which the Company is a creditor or stockholder, against the reasonable expenses, including attorney's fees, necessarily incurred in connection with the defense of any action, suit or other proceeding to which any of them is made a party because of service as Director, officer or employee of the Company or such other corporation, or in connection with any appeal therein, and against any amounts paid by such Director, officer or employee in settlement of, or in satisfaction of a judgement or fine in, any such action or proceeding, except expenses incurred in defense of or amounts paid in connection with any action, suit or other proceeding in which such Director, officer or employee shall be adjudged to be liable for negligence or misconduct in the performance of his duty.

     Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                        REPRESENTATION OF REASONABLENESS

     Providentmutual Life and Annuity Company of America hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Providentmutual Life and Annuity Company of America.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

          The facing sheet.

          A reconciliation and tie-in of the information shown in the Prospectus with items of Form N-8B-2.

          The Prospectus consisting of 53 pages.

          The undertaking to file report.

          Rule 484 undertaking.

          Representations pursuant to Rule 6e-3(T).

          The signatures.

     The following exhibits:




1.A.1.a.       Resolution of the Board of Directors of Providentmutual Life
               and Annuity Company of America authorizing establishment of the Providentmutual Variable Life Separate Account
1.A.1.b.       Resolution of the Board of Directors of Providentmutual Life
               and Annuity Company of America authorizing additional
               Subaccounts of the Providentmutual Variable Life Separate
               Account
1.A.2.         None
1.A.3.a.i.     Form of Underwriting Agreement among Providentmutual Life
               and Annuity Company of America, PML Securities, Inc. and
               Providentmutual Variable Life Separate Account
1.A.3.b.i.     Personal Producing General Agent's Agreement and Supplement
1.A.3.b.ii.    Personal Producing Agent's Agreement and Supplement
1.A.3.b.iii    Producing General Agent's Agreement and Supplement
1.A.3.c.i.     Personal Producing General Agent's Commission Schedule
1.A.3.c.ii.    Personal Producing Agent's Commission Schedule
1.A.3.c.iii    Producing General Agent's Commission Schedule
1.A.3.c.iv.    Form of Selling Agreement between PML Securities, Inc. and
               Broker/Dealers
1.A.4.         Inapplicable
1.A.5.         Individual Flexible Premium Adjustable Variable Life
               Insurance Policy (PLC134 & PLC134A)
1.A.5.a.       Convertible Term Life Rider (PLC308)
1.A.5.b.       4 Year Survivorship Term Life Rider (PLC309)
1.A.5.c.       Guaranteed Minimum Death Benefit Rider (PLC320)
1.A.5.d        Policy Split Option Rider (PLC615)
1.A.5.e.       Extension of Final Policy Date Rider (PLC822)
1.A.5.f.       Change of Insured Rider (PLC905)
1.A.5.g.       Disability Waiver Benefit Rider (PLC907)
1.A.6.a.       Charter of Providentmutual Life and Annuity Company of
               America(1)
1.A.6.b.       By-Laws of Providentmutual Life and Annuity Company of
               America(1)
1.A.7.         Inapplicable
1.A.8.         Inapplicable
1.A.9.         Inapplicable
1.A.10.        Form of Application(2)
1.A.10.a.      Supplemental Application for Flexible Premium(3)
1.A.10.b.      Initial Allocation Selection(3)
2.             See Exhibits 1.A.
3.             Consent of Adam Scaramella, Esquire
4.             Inapplicable
5.             Inapplicable
6.             Consent of Scott V. Carney, FSA, MAAA
7.A.           Consent of Sutherland, Asbill & Brennan, L.L.P.
7.B.           Consent of Coopers & Lybrand, L.L.P.
8.             Description of Providentmutual Life and Annuity Company of
               America's Issuance, Transfer and Redemption Procedures for
               Policies
9.             Powers of Attorney(1)

10.A.        Participation Agreement among Market Street Fund, Inc., Providentmutual Life and Annuity
             Company of America and PML Securities, Inc.(1)
10.B.        Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors
             Corporation and Providentmutual Life and Annuity Company of America
10.C.        Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors
             Corporation and Providentmutual Life and Annuity Company of America
10.D.        Form of Fund Participation Agreement among Neuberger & Berman Advisers Management Trust,
             Advisers Managers Trust and Providentmutual Life and Annuity Company of America(1)
10.E.        Participation Agreement between TCI Portfolios, Inc. and Providentmutual Life and Annuity
             Company of America(1)
10.F.        Participation Agreement between Van Eck Investment Trust and Providentmutual Life and Annuity
             Company of America(1)
10.G.        Participation Agreement among The Alger American Fund, Providentmutual Life and Annuity
             Company of America and Fred Alger and Company Incorporated
27.          Inapplicable
10.H.        Support Agreement between Provident Mutual Life Insurance and Providentmutual Company Life
             and Annuity Company of America(1)


---------------


(1) Incorporated herein by reference to Post-Effective Amendment No. 5 filed on May 1, 1998, File No. 33-65512.



(2) Incorporated herein by reference to Post-Effective Amendment No. 18 filed on May 1, 1998, File No. 33-2625.



(3) Incorporated herein by reference to Post-Effective Amendment No. 11 filed on May 1, 1998, File No. 33-42133.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, PROVIDENTMUTUAL VARIABLE LIFE SEPARATE ACCOUNT CERTIFIES THAT IT MEETS ALL THE REQUIREMENTS FOR THE EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933, AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN NEW CASTLE COUNTY, STATE OF DELAWARE ON THIS 1ST DAY OF MAY, 1998.


                                            PROVIDENTMUTUAL VARIABLE LIFE
                                              SEPARATE ACCOUNT (Registrant)


          Attest: /s/ JAMES POTTER                        By: /s/ ROBERT W. KLOSS
--------------------------------------------    --------------------------------------------
                                                              ROBERT W. KLOSS
                                                                 President

                                                By:PROVIDENTMUTUAL LIFE AND ANNUITY
                                                    Company of America (Depositor)

          Attest: /s/ JAMES POTTER                        By: /s/ ROBERT W. KLOSS
--------------------------------------------    --------------------------------------------
                                                              ROBERT W. KLOSS
                                                                 President


     AS REQUESTED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                   SIGNATURES                                     TITLE                       DATE
                   ----------                                     -----                       ----

              /s/ ROBERT W. KLOSS                   Director and President               May 1, 1998
------------------------------------------------
                ROBERT W. KLOSS

              /s/ STEPHEN L. WHITE                  Actuarial Officer                    May 1, 1998
------------------------------------------------      (Principal Financial Officer)
                STEPHEN L. WHITE

             /s/ LINDA M. SPRINGER                  Financial Reporting Officer          May 1, 1998
------------------------------------------------      (Principal Accounting Officer)
               LINDA M. SPRINGER

                       *                            Director                             May 1, 1998
------------------------------------------------
               MARY LYNN FINELLI

                       *                            Director                             May 1, 1998
------------------------------------------------
               J. KEVIN MCCARTHY

                       *                            Director, Secretary and Legal        May 1, 1998
------------------------------------------------      Officer
              JAMES G. POTTER, JR.

                   SIGNATURES                                     TITLE                       DATE
                   ----------                                     -----                       ----

                       *                            Director                             May 1, 1998
------------------------------------------------
                JAMES D. KESTNER

                       *                            Director                             May 1, 1998
------------------------------------------------
                 SARAH C. LANGE

                       *                            Director                             May 1, 1998
------------------------------------------------
                 ALAN F. HINKLE

                       *                            Director                             May 1, 1998
------------------------------------------------
                 JOAN C. TUCKER

          *By: /s/ WILLIAM P. LOESCHE
    ----------------------------------------
               WILLIAM P. LOESCHE
                ATTORNEY-IN-FACT
         PURSUANT TO POWER OF ATTORNEY

                                 EXHIBIT INDEX


  EXHIBITS                                                                   PAGE
  --------                                                                   ----
1.A.1.a.       Resolution of the Board of Directors of Providentmutual Life
               and Annuity Company of America authorizing establishment of the Providentmutual Variable Life Separate Account
1.A.1.b.       Resolution of the Board of Directors of Providentmutual Life
               and Annuity Company of America authorizing additional
               Subaccounts of the Providentmutual Variable Life Separate
               Account
1.A.2.         None
1.A.3.a.i.     Form of Underwriting Agreement among Providentmutual Life
               and Annuity Company of America, PML Securities, Inc. and
               Providentmutual Variable Life Separate Account
1.A.3.b.i.     Personal Producing General Agent's Agreement and Supplement
1.A.3.b.ii.    Personal Producing Agent's Agreement and Supplement
1.A.3.b.iii    Producing General Agent's Agreement and Supplement
1.A.3.c.i.     Personal Producing General Agent's Commission Schedule
1.A.3.c.ii.    Personal Producing Agent's Commission Schedule
1.A.3.c.iii    Producing General Agent's Commission Schedule
1.A.3.c.iv.    Form of Selling Agreement between PML Securities, Inc. and
               Broker/Dealers
1.A.4.         Inapplicable
1.A.5.         Individual Flexible Premium Adjustable Variable Life
               Insurance Policy (PLC134 & PLC134A)
1.A.5.a.       Convertible Term Life Rider (PLC308)
1.A.5.b.       4 Year Survivorship Term Life Rider (PLC309)
1.A.5.c.       Guaranteed Minimum Death Benefit Rider (PLC320)
1.A.5.d        Policy Split Option Rider (PLC615)
1.A.5.e.       Extension of Final Policy Date Rider (PLC822)(1)
1.A.5.f.       Change of Insured Rider (PLC905)
1.A.5.g.       Disability Waiver Benefit Rider (PLC907)
1.A.7.         Inapplicable
1.A.8.         Inapplicable
1.A.9.         Inapplicable
1.A.10.a.      Supplemental Application for Flexible Premium(3)
2.             See Exhibits 1.A.(5)
3.             Consent of Adam Scaramella, Esquire
4.             Inapplicable
5.             Inapplicable
6.             Consent of Scott V. Carney, FSA, MAAA
7.A.           Consent of Sutherland, Asbill & Brennan, L.L.P.
7.B.           Consent of Coopers & Lybrand, L.L.P.
8.             Description of Providentmutual Life and Annuity Company of
               America's Issuance, Transfer and Redemption Procedures for
               Policies(1)
10.B.          Participation Agreement among Variable Insurance Products
               Fund, Fidelity Distributors Corporation and Providentmutual
               Life and Annuity Company of America(1)
10.C.          Participation Agreement among Variable Insurance Products
               Fund II, Fidelity Distributors Corporation and
               Providentmutual Life and Annuity Company of America
10.G.          Participation Agreement among The Alger American Fund,
               Providentmutual Life and Annuity Company of America and Fred
               Alger and Company Incorporated(1)